UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Ally Financial Inc.
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March 22, 2017
Dear Fellow Stockholders:
We are pleased to invite you to Ally Financial Inc.’s 2017 Annual Meeting of Stockholders. The meeting will be held at the Waterview Loft, 130 E. Atwater Street, Detroit, Michigan 48226, on May 2, 2017, at 9:00 a.m., Eastern Daylight Time.
We use the internet as our primary means of furnishing proxy materials to our stockholders, including the notice and proxy statement, a proxy card and our 2016 annual report. Your vote is very important. The notice and proxy statement contain important information about proxy voting and the business to be conducted at the meeting. Whether or not you plan to attend the meeting, please vote as promptly as possible to make sure your vote is counted. Every stockholder vote is important and we want to ensure your shares are represented at the meeting.
Thank you for your continued support of Ally Financial Inc.
Sincerely,
Jeffrey J. Brown
Chief Executive Officer

NOTICE OF ANNUAL MEETING

DATE	Tuesday, May 2, 2017
TIME	9:00 a.m. Eastern Daylight Time
LOCATION	Waterview Loft
130 E. Atwater Street
Detroit, Michigan 48226

MATTERS TO BE VOTED ON	1	Election of directors
	2	Advisory vote on executive compensation
	3	Approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 2, 2017
	4	Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 2, 2017
	5	Approval of the Ally Financial Inc. Executive Performance Plan, amended and restated effective as of January 1, 2018
	6	Ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017
	7	Such other business as may properly come before the meeting or any adjournment of the meeting

Jeffrey A. Belisle
Corporate Secretary
March 22, 2017

Only stockholders of record at the close of business on March 9, 2017, the record date fixed by the Board of Directors of the Company, will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of all stockholders of record entitled to vote is on file at the principal executive office of the Company located at 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226.
We use the internet as our primary means of furnishing proxy materials to our stockholders, including the notice and proxy statement, a proxy card and our 2016 annual report. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the internet. The notice also will provide information on how stockholders may obtain paper copies of our proxy materials if they so choose. Internet transmission and voting are designed to be efficient, minimize cost and conserve natural resources.
Voting procedures are described in the proxy statement. No stockholder has a dissenter’s right of appraisal or similar right in connection with any of the proposals. If you wish to attend the meeting in person, you will need to request an admission ticket in advance by following the instructions set forth on page 2 of the proxy statement and otherwise satisfy the eligibility criteria described there.

Page
General Information about the Annual Meeting, these Proxy Materials, and Voting Your Shares	1
Corporate Governance and Director Compensation
Proposal 1 — Election of Directors	4
Director Qualifications and Responsibilities	6
Meeting Attendance	9
The Board’s Leadership Structure	10
Committees of the Board	10
Governance Documents	11
Risk Management	11
Communications with the Board	12
Compensation Committee Interlocks and Insider Participation	12
Director Compensation	12
Security Ownership and Other Governance Matters
Security Ownership of Certain Beneficial Owners	15
Security Ownership of Directors, Nominees, and Executive Officers	16
Section 16(a) Beneficial Ownership Reporting Compliance	17
Code of Conduct and Ethics and Review, Approval or Ratification of Transactions with Related Persons	17
Executive Compensation, Stock Ownership Guidelines and Trading Restrictions
Compensation Risk Assessment	18
Compensation Discussion and Analysis	19
Executive Summary	19
Components of Ally’s Compensation Program	24
Individual Performance	24
Stock Ownership Guidelines	28
Anti-Hedging and Pledging Policies	28
Timing of Equity-Based Awards	28
Tax and Accounting	28
Compensation, Nominating and Governance Committee Report	29
Summary Compensation Table	30
Other Proposals
Proposal 2 — Advisory Vote on Executive Compensation	40
Proposal 3 — Approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective May 2, 2017	41
Proposal 4 — Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective May 2, 2017	52
Proposal 5 — Approval of the Ally Financial Inc. Executive Performance Plan, amended and restated effective January 1, 2018	57
Proposal 6 — Ratification of the Audit Committee’s Engagement of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2017	61
Fees of the Principal Independent Registered Public Accounting Firm	62
Audit Committee Report	62
Other Matters
Submission of Stockholder Proposals and Nominations	63
Householding	64
Index of Defined Terms	67

PROXY STATEMENT
GENERAL INFORMATION ABOUT THE ANNUAL MEETING,
THESE PROXY MATERIALS, AND VOTING YOUR SHARES
SOLICITATION
The solicitation of your proxy is made on behalf of the Board of Directors of Ally Financial Inc. (Board) for use at our 2017 annual meeting of stockholders to be held on May 2, 2017, and any adjournment of the meeting (Annual Meeting). References in this proxy statement to we, us, our, the Company, and Ally refer to Ally Financial Inc. and its consolidated subsidiaries unless the context requires otherwise.
This proxy statement and the related form of proxy will first be sent or given on or about March 22, 2017, to the stockholders of record of our common stock at the close of business on March 9, 2017 (record date). This proxy statement and our annual report for the year ended December 31, 2016, also will first be made available on our website at www.ally.com/about/investor/sec-filings/, free of charge, at or about the same time.
The complete mailing address of the Company’s principal executive office is 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226. The Annual Meeting will be held at Waterview Loft, 130 E. Atwater Street, Detroit, Michigan 48226.
ELECTRONIC AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 2, 2017. This proxy statement, our annual report to stockholders for fiscal year 2016, and our Form 10-K for fiscal year 2016 are available electronically at www.proxyvote.com/ally.
VOTING RIGHTS AND PROCEDURES
Stockholders of record at the close of business on the record date may vote at the Annual Meeting. As of the record date, 464,200,147 shares of our common stock were issued and outstanding and, therefore, eligible to be voted at the Annual Meeting. Only one class of our common stock exists, and each share is entitled to one vote.
Stockholders of record or record holders have shares of our common stock registered in their names with our transfer agent, Computershare Trust Company. Beneficial owners, in contrast, own shares of our common stock that are held in “street name” through a broker, bank, or other nominee. Beneficial owners generally cannot vote their shares directly and must instead instruct their brokers, banks, or other nominees how to vote the shares. If you are a beneficial owner of our common stock, your proxy is being solicited through your broker, bank, or other nominee.
You may vote FOR, AGAINST, or ABSTAIN on each of the six proposals. The Board recommends that you vote as follows:

•	Proposal 1 - FOR the election of each of the 11 nominees to our Board.

•	Proposal 2 - FOR the advisory resolution approving the compensation paid to our named executive officers.

•	Proposal 3 - FOR the approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 2, 2017 (Incentive Plan).

•	Proposal 4 - FOR the approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 2, 2017 (Directors Plan).

•	Proposal 5 - FOR the approval of the Ally Financial Inc. Executive Performance Plan, amended and restated effective as of January 1, 2018 (Performance Plan).

•	Proposal 6 - FOR the ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.
When this proxy statement was printed, we did not know of any matter to be presented at the Annual Meeting other than these six proposals. If any other matter may be properly considered at the Annual Meeting, your proxy can exercise discretion in voting your shares on the matter. We do not anticipate that any other matter will be presented at the Annual Meeting.
We expect that the election of directors in Proposal 1 will be uncontested—that is, an election where the number of properly nominated director candidates does not exceed the number of directors to be elected. In that case, each director will be elected by a majority of the votes cast with respect to the director. This means that the number of votes cast FOR a director nominee must exceed the number of votes cast AGAINST that director nominee. In an uncontested election of directors, our director

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resignation policy will apply as described further in Proposal 1. Voting ABSTAIN on Proposal 1 in an uncontested election will have no effect on the outcome.
If the election of directors in Proposal 1 unexpectedly becomes contested—that is, an election where the number of properly nominated director candidates exceeds the number of directors to be elected—plurality voting will apply. This means that the seats on the Board will be filled by the director nominees who receive the highest number of FOR votes. Voting AGAINST or ABSTAIN in a contested election will have no effect on the outcome.
For each of Proposals 2 through 6, a FOR vote from a majority of the outstanding shares present in person or represented by proxy and entitled to vote on the proposal will be required for approval. Voting ABSTAIN on any of Proposals 2 through 6 will have the same effect as voting AGAINST.
We strongly encourage all stockholders to submit their votes in advance of the Annual Meeting, even if you are planning to attend in person.
If you are a record holder, you may vote your shares (1) through the internet, (2) by telephone, (3) by completing, signing, dating, and returning your proxy card in the provided envelope, or (4) in person by ballot at the Annual Meeting. Other proxy materials that you receive together with this proxy statement contain the website address and the telephone number for internet or telephone voting. Internet or telephone votes must be received by 11:59 p.m. EDT on May 1, 2017, in order to be counted. Completed, signed, and dated proxy cards must be received prior to the Annual Meeting in order to be counted. If you as a record holder submit a valid proxy prior to the Annual Meeting but do not provide voting instructions, your shares will be voted according to the recommendations of the Board described earlier in this section.
If you are a beneficial owner, you may not vote your shares directly but instead may instruct your broker, bank, or other nominee how to vote your shares. You should receive materials from your broker, bank, or other nominee with directions on how to provide voting instructions. Those materials also will identify the time by which your broker, bank, or other nominee must receive your voting instructions. The availability of internet or telephone voting will depend on the processes adopted by your broker, bank, or other nominee. If you want to vote your shares in person at the Annual Meeting, you will need to obtain a legally enforceable proxy from your broker, bank, or other nominee in advance and present that proxy to the inspectors of election together with a valid form of government-issued photo identification (such as a driver’s license or passport). For Proposals 1 through 5, if you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares if no instruction is received from you. For Proposal 6, your broker, bank, or other nominee can exercise discretion in voting your shares if no instruction is received from you.
You may revoke or change your proxy at any time before the vote is taken at the Annual Meeting. If you are a record holder, you may revoke or change your proxy by (1) executing and delivering a later-dated proxy for the same shares in compliance with the requirements described in this proxy statement, (2) voting the same shares again over the internet or telephone by 11:59 p.m. EDT on May 1, 2017, (3) voting a ballot at the Annual Meeting, or (4) notifying the Secretary of your revocation of the proxy prior to the Annual Meeting. If you are a beneficial owner, you must follow the directions provided to you by your broker, bank, or other nominee. Any beneficial owner of shares who wants to revoke a proxy at the Annual Meeting will need to present to the inspectors of election a legally enforceable proxy from the broker, bank, or other nominee indicating that the person is the beneficial owner of the shares together with a valid form of government-issued photo identification (such as a driver’s license or passport).
We will pay the costs of preparing the proxy materials and soliciting proxies, including the reasonable charges and expenses of brokers, banks, and other nominees for forwarding proxy materials to beneficial owners and updating proxy cards and directions. In addition to our solicitation of proxies, your proxy may be solicited by telephone, facsimile, internet, or e-mail or in person by directors, officers, or regular employees of Ally or its affiliates who will receive no additional compensation for doing so.
MEETING ADMISSION
Attendance at the Annual Meeting will be limited to stockholders of record or their proxies, beneficial owners of our common stock, and our guests. Record holders and beneficial owners must request an admission ticket in advance by visiting www.proxyvote.com/ally and following the instructions provided, which will require the 12-digit number included on your proxy card or voting instructions. Requests for admission tickets will be processed in the order in which they are received and must be requested no later than April 28, 2017. On the day of the meeting, each stockholder, beneficial owner, or guest may be required to present a valid form of government-issued photo identification, such as a driver’s license or passport, to gain admittance.

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CAUTIONARY NOTICE ABOUT FORWARD-LOOKING STATEMENTS AND OTHER TERMS
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the SEC. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.
Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

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CORPORATE GOVERNANCE AND DIRECTOR COMPENSATION
PROPOSAL 1 — ELECTION OF DIRECTORS
The Board currently has 11 seats. The Board believes that this size is appropriate based on its assessment of the need for particular talents or other qualities, the benefits associated with a diversity of perspectives and backgrounds, the availability of qualified candidates, the workloads and needs of the Board’s committees, and other relevant factors. All seats on the Board are up for election annually.
The Compensation, Nominating, and Governance Committee (CNGC) has recommended, and the Board has nominated, the following slate of 11 director candidates for election at the Annual Meeting to hold office until the next annual meeting of stockholders in 2018. This slate comprises all of the current directors of the Company. Each has agreed to be nominated and named in this proxy statement and to serve if elected.

Nominee/Principal Occupation	Age	Director Since	Independent	Audit Committee	Risk and Compliance Committee	Digital Transformation Committee (a)	CNGC
Franklin W. Hobbs Former Chairman, UBS AG’ s Warburg Dillon Read & Co.	69	2009	Yes		•		•
Kenneth J. Bacon Former Executive Officer, Fannie Mae	62	2015	Yes		•	•
Robert T. Blakely Former EVP & CFO, Fannie Mae	75	2009	Yes	Chair			•
Maureen A. Breakiron-Evans Former CFO, Towers Perrin	62	2015	Yes	•		•
William H. Cary (b) Former Executive Officer, General Electric	57	2016	Yes	•
Mayree C. Clark Former Executive Officer, Morgan Stanley	60	2009	Yes	•	Chair
Kim S. Fennebresque Former Chairman and CEO, Cowen Group, Inc.	67	2009	Yes			•	Chair
Marjorie Magner Former Executive, Citigroup	67	2010	Yes		•		•
John J. Stack Former Chairman and CEO, Ceska Sporitelna, A.S.	70	2014	Yes	•	•
Michael F. Steib Current CEO, XO Group, Inc.	40	2015	Yes			Chair
Jeffrey J. Brown Current CEO, Ally Financial Inc.	44	2015	No
Number of meetings in 2016				11	6	3	10
(a) The Digital Transformation Committee was established in May 2016.
(b) Mr. Cary was appointed to the Audit Committee in July 2016.
Pursuant to the Board’s Governance Guidelines (Governance Guidelines), directors may not be re-elected to the Board after reaching age 75, unless the Board waives this requirement. Mr. Blakely turned 75 in 2016. Upon consideration of Mr. Blakely’s experience and his contributions to the Board, and in particular his leadership on the Audit Committee (AC) and the need for an effective transition of that role, the Board has waived the age requirement and nominated him for election at the Annual Meeting to serve an additional one-year term.
We expect that this will be an uncontested election of directors—that is, an election where the number of properly nominated director candidates does not exceed the number of directors to be elected. In that case, under our Bylaws, each director will be elected by a majority of the votes cast with respect to the director. A “majority of the votes cast” means that the number of shares voted FOR a director nominee must exceed the number of shares voted AGAINST that director nominee.

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Voting ABSTAIN in an uncontested election will have no effect on the outcome. The Company has adopted a director resignation policy providing that, if an incumbent director nominee fails to receive a majority of the votes cast in an uncontested election, the director must promptly tender a notice of resignation to the Company’s Chief Executive Officer (CEO) or Secretary, which will become effective only upon acceptance by the Board. The CEO or the Secretary, as applicable, will relay a copy of the notice to the Chair of the Board and the Chair of the CNGC. The CNGC will make a recommendation to the Board as to whether the resignation should be accepted or rejected or whether other action should be taken. The affected director will not take part in any deliberations or actions of the CNGC or the Board relating to the resignation. Within 90 days following certification of the election results, the Board will act on the resignation, taking into account the CNGC’s recommendation and any other information judged by the Board to be relevant, and publicly disclose its decision in a filing with the SEC. If the Board rejects the director’s resignation, under Delaware law, the director will continue to serve on the Board. If the Board accepts the director’s resignation, the Board may fill the resulting vacancy or may reduce the size of the Board.
If the election of directors unexpectedly becomes contested—that is, an election where the number of properly nominated director candidates exceeds the number of directors to be elected—plurality voting will apply under our Bylaws. “Plurality voting” means that the seats on the Board will be filled by the director nominees who receive the highest number of FOR votes. Voting AGAINST or ABSTAIN in a contested election will have no effect on the outcome.
No cumulative voting rights exist in this election. If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares on this matter if no instruction is received from you.
We do not anticipate that any nominee will become unavailable for election. If that were to happen for any reason, however, the shares represented by proxies and voting for a nominee who unexpectedly becomes unavailable will be voted instead for a substitute candidate nominated by the Board, unless the Board elects to reduce its size.
The Board recommends that stockholders vote FOR the election of each of the 11 nominees to our Board.

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DIRECTOR QUALIFICATIONS AND RESPONSIBILITIES
The Board recognizes that it is important for the Company’s directors to possess a diverse array of backgrounds and skills, whether in terms of education, business acumen, accounting and financial expertise, risk-management experience, or experience with other organizations. When considering director candidates, the CNGC and the Board take into account these factors as well as other characteristics that, in their judgment, will contribute in a meaningful way to increasing the fundamental value of Ally and creating long-term value for stockholders. These characteristics include independence, the ability to provide guidance on Ally’s risk profile and effective challenge on Ally’s strategy in the context of its risk profile, the ability to make independent and disinterested decisions in the balanced and best interests of Ally’s stockholders as a whole, the ability and willingness to devote sufficient time and attention to Ally, personal and professional integrity, honesty, ethics, values, and the candidate’s overall fit within the existing mix of director characteristics. In addition, the CNGC and the Board consider diversity in the characteristics of director candidates, including each candidate’s perspective and background, with the ultimate aim of enhancing the Board’s ability to perform its oversight function most effectively.
In their consideration of director candidates, the CNGC and the Board also take into account the Board’s responsibility to provide direction and oversight for the Company’s business and affairs. In its oversight role, the Board’s primary responsibilities include the following:

•
providing general direction, guidance, and effective challenge on Ally’s strategy in the context of its risk profile, including reviewing strategic, business, and financial objectives and plans and monitoring performance against all of them;

•
selecting the CEO, and through the CNGC, setting goals and compensation for, and evaluating the performance of, the CEO and other identified senior executives and overseeing compensation policies relative to risks and applicable law;

•	developing, approving, and implementing, through the CNGC, succession plans for the CEO and other identified senior executives;

•
understanding Ally’s risk profile, risk appetites, and enterprise-wide risk-management program and receiving reports on significant risk-management matters from the Risk and Compliance Committee (RCC);

•
understanding Ally’s financial statements and, through the AC, monitoring the integrity of Ally’s financial statements and financial-reporting process and the adequacy of its financial and other internal controls, including disclosure controls and procedures;

•
requiring and reviewing effective compliance systems and policies for ethical and legal conduct, including procedures for confidential, anonymous, and non-retaliatory reporting of unethical or illegal behavior; and

•
establishing the proper “tone at the top” by setting clear expectations for Ally’s ethical behavior and compliance with applicable law, including monitoring management’s promotion of integrity, honesty, and ethical and legal conduct throughout Ally.

The CNGC and the Board are dedicated to assembling directors who excel in fulfilling these responsibilities, exercise independent leadership and oversight of management, and operate in a cohesive and effective manner. Each existing director brings valued backgrounds, skills, and other characteristics to the Board, and collectively, these directors meaningfully contribute to increasing the fundamental value of Ally and creating long-term value for stockholders.
The Board has affirmatively determined in its business judgment that each of Mr. Hobbs, Mr. Bacon, Mr. Blakely, Ms. Breakiron-Evans, Mr. Cary, Ms. Clark, Mr. Fennebresque, Ms. Magner, Mr. Stack, and Mr. Steib is independent as defined in the New York Stock Exchange (NYSE) listing standards and applicable SEC rules (each independent and an independent director). The Board has determined that Mr. Brown, the Company’s CEO, is not independent as defined in the NYSE listing standards and applicable SEC rules due to his position as an executive officer of the Company. In evaluating the independence of each director, transactions, relationships, and arrangements between the director or any related person or interest and the Company or any of its subsidiaries were assessed. These included a variety of financial-services relationships—such as deposit accounts, extensions of credit, and investment services—and one commercial arrangement involving the provision of services in the ordinary course of business to Ally. All of these transactions, relationships, and arrangements were judged to have been made on terms and under circumstances at least as favorable to the Company or its subsidiaries as those that were prevailing at the time for comparable transactions, relationships, or arrangements with unrelated persons or interests or those that would have applied to unrelated persons or interests. In addition, none of these transactions, relationships, or arrangements were determined to require disclosure under Item 404(a) of SEC Regulation S-K. The Board concluded as well that no independent director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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Set forth here is a brief description of the backgrounds, skills, and other characteristics that led the CNGC and the Board to conclude that all of the current directors should be renominated for election at the Annual Meeting.

Franklin W. Hobbs
Director of Ally since May 2009. Mr. Hobbs currently serves as Chairman of the Board. Since 2004, he has been an advisor to One Equity Partners LLC. He was previously the Chief Executive Officer of Houlihan Lokey Howard & Zukin. In that role, he oversaw all operations, which included advisory services for mid-market companies involved in mergers and acquisitions and corporate restructurings. He previously was Chairman of UBS AG’s Warburg Dillon Read Inc. unit. Prior to that, he was President and Chief Executive Officer of Dillon, Read & Co. Inc. Mr. Hobbs earned his bachelor’s degree from Harvard College and master’s degree in business administration from Harvard Business School. He serves as a director on the boards of Lord Abbett & Company, and Molson Coors Brewing Company.
Mr. Hobbs is nominated to be a director because he brings extensive business experience in: leading large, heavily regulated, complex organizations; strategic planning; risk management; and serving on a public company board, through his prior professional positions and service on other boards and board committees.

Kenneth J. Bacon
Director of Ally since February 2015. Mr. Bacon is the co-founder and a partner of RailField Realty Partners, a real estate asset management and private equity firm based in Bethesda, Md. Prior to this, he held a number of leadership positions at Fannie Mae, most recently as the executive vice president of the multifamily mortgage business.  He retired from Fannie Mae in 2012 following a 19-year career. Bacon also held executive positions at Resolution Trust Corporation, Morgan Stanley & Company, Inc., and Kidder Peabody & Co. He currently serves on the boards of Comcast Corporation, Welltower, and Forest City Realty Trust. He also served as a director of Bentall Kennedy L.P. until its acquisition by Sun Life Financial of Canada in 2015. Mr. Bacon earned a bachelor’s degree from Stanford University, a master’s degree in international relations from the London School of Economics and a master’s degree from Harvard Business School.
Mr. Bacon is nominated to be a director because he brings extensive business experience in: the financial services industry; leading large, complex, heavily regulated institutions; strategic planning; and risk management, through his prior professional positions and current service on other boards.

Robert T. Blakely
Director of Ally since May 2009. Previously, Mr. Blakely was a trustee of the Financial Accounting Foundation, the oversight board for the Financial Accounting Standards Board. Mr. Blakely is the former Executive Vice President and Chief Financial Officer of Fannie Mae. In this role, he led the financial restatement and implementation of Sarbanes-Oxley controls. He was previously the Chief Financial Officer of WorldCom/MCI, Lyondell Chemical, Tenneco, and US Synthetic Fuels Corporation where he gained valuable experience dealing with accounting principles and financial reporting rules and regulations, evaluating financial results, and generally overseeing the financial reporting processes of large corporations. Mr. Blakely is a member of the boards of directors of Greenhill & Co., Inc., Natural Resource Partners L.P. and Westlake Chemical Corporation, and he is a director of Baylor St. Luke’s Medical Center, and a trustee of the Episcopal Health Foundation. Mr. Blakely received his PhD from the Massachusetts Institute of Technology and his master’s and bachelor’s degrees from Cornell University.
Mr. Blakely is nominated to be a director because he brings extensive business experience in: financial accounting; audit and financial reporting matters; strategic planning; and risk management, through his prior professional positions and service on other boards and board committees.

Maureen A. Breakiron-Evans
Director of Ally since July 2015. Ms. Breakiron-Evans served as Chief Financial Officer of Towers Perrin from January 2007 to April 2008. Prior to that, Ms. Breakiron-Evans served as Vice President and General Auditor of CIGNA Corporation,  Executive Vice President and Chief Financial Officer at Inovant, LLC, and held several positions at Transamerica Corporation. Ms. Breakiron-Evans began her career as a financial auditor, ultimately serving as an Audit Partner with Arthur Andersen & Co. She has served on the board of directors of Cognizant Technology Solutions Corp. since 2009 where she is a member of the nominating and corporate governance committee as well as the chair of the audit committee, and has served on the board of directors of Cubic Corporation since February 2017 where she is a member of the nominating and corporate governance and audit committees. Ms. Breakiron-Evans has previously served on the board of directors of the Federal Home Loan Bank of Pittsburgh, a private government sponsored-enterprise, and ING Direct, an internet bank. Ms. Breakiron-Evans also served on the board of directors of Heartland Payment Systems, Inc., a provider of payment processing services, from 2012 to 2016, where she chaired the audit committee. Ms. Breakiron-Evans received a bachelor’s degree in business administration from Stetson University, a master’s degree in business administration from Harvard Business School and a master’s degree in liberal arts from Stanford University. She is also a Certified Public Accountant in the State of California.
Ms. Breakiron-Evans is nominated to be a director because she brings extensive business experience in: the financial and technology services industry; audit and financial reporting matters; strategic planning and risk management through her prior professional positions and service on other boards and board committees.

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William H. Cary
Director of Ally since June 2016. Mr. Cary is a former executive of General Electric (GE). During his 29 years at GE, he held several leadership positions in consumer and wholesale finance, as well as in the areas of finance, risk and capital markets. His roles included the president and chief operating officer at GE Capital and the president and chief executive officer of GE Money in London. Prior to working with GE, Mr. Cary worked for the Clorox Company, where he started his career. Mr. Cary currently serves on the public company boards of BRP, Inc. and Rush Enterprises. Mr. Cary received his bachelor’s degree in business administration and finance from San Jose State University.
Mr. Cary is nominated to be a director because he brings extensive business experience in: the financial services industry; audit and financial reporting matters; leading large, complex, heavily regulated institutions; strategic planning; and risk management, through his prior professional positions and current service on other boards.

Mayree C. Clark
Director of Ally since May 2009. Ms. Clark is the founding partner of Eachwin Capital, an investment management organization. Previously, she was a partner and member of the executive committee of AEA Holdings and held a variety of executive positions at Morgan Stanley over a span of 24 years, serving as Global Research Director, Director of Global Private Wealth Management, deputy to the Chairman, President and Chief Executive Officer, and non-executive Chairman of MSCI. She also served as a Director of Morgan Stanley DW Inc., the firm’s registered broker-dealer for its retail activities. Ms. Clark is a director of the Tricycle Foundation, a member of the Council on Foreign Relations, Women Moving Millions, and the Circle Financial Group. She received her master’s degree in business administration from Stanford University Graduate School of Business and her bachelor’s degree from the University of Southern California.
Ms. Clark is nominated to be a director because she brings extensive business experience: as an executive of a major public financial services company, as well as specific experience in investment banking and capital markets; asset management; strategic planning; and risk management, through her prior professional positions and service on other boards and professional organizations.

Kim S. Fennebresque
Director of Ally since May 2009. Mr. Fennebresque served as Chairman, President, and Chief Executive Officer of Cowen Group, Inc., where he oversaw all aspects of the management and operations of the company. Prior to joining Cowen Group, Mr. Fennebresque held positions as Head of the Corporate Finance and Mergers & Acquisitions departments at UBS, General Partner and Co-Head of Investment Banking at Lazard Frères & Co., and various positions at The First Boston Corporation. Mr. Fennebresque is a graduate of Trinity College and Vanderbilt Law School. He currently serves on the boards of BlueLinx, Inc., Albertson’s LLC and Delta Tucker Holdings, Inc., and formerly served on the boards of TEAK Fellowship, Fountain House and Common Good.
Mr. Fennebresque is nominated to be a director because of his extensive business experience in: investment banking; the management of a publicly traded company; and deep and broad exposure to compensation, legal, accounting and regulatory issues faced by large, complex, heavily regulated institutions.

Marjorie Magner
Director of Ally since May 2010. Ms. Magner is a founding member and partner of Brysam Global Partners, a specialized private equity firm that invests in financial services. Previously, she served as Chairman and Chief Executive Officer of the Global Consumer Group at Citigroup. In this position, she was responsible for the company’s operations, serving consumers through retail banking, credit cards and consumer finance. She earned a bachelor’s degree in psychology from Brooklyn College and a master’s degree from Krannert School of Management, Purdue University. Ms. Magner also serves as chairman of the board of TEGNA and on the boards of Accenture Ltd., the Brooklyn College Foundation and the Museum of American Finance. She is a member of the Dean’s Advisory Council for the Krannert School of Management.
Ms. Magner is nominated as a director because she brings extensive business experience in: the financial services industry; leading a large, complex, heavily regulated business; strategic planning; and risk management, through her prior professional positions and current service on other boards.

John J. Stack
Director of Ally since July 2014. Mr. Stack previously served on the Ally Board and its Audit and Risk and Compliance Committees from April 2010 until April 2013. Mr. Stack served as Chairman and Chief Executive Officer of Ceska Sporitelna, A.S., the largest bank in the Czech Republic, from 2000 to 2007. Prior to that, he spent 22 years in retail banking in various roles at Chemical Bank and then later at Chase Bank. Mr. Stack began his career in government working in staff roles in the New York City Mayor’s Office and then the New York City Courts System. He earned a bachelor’s degree from Iona College and a master’s degree from Harvard Graduate School of Business Administration. Mr. Stack also serves on the boards of Ceska Sporitelna, A.S. (Chairman of the Board; Prague, Czech Republic), Erste Group Bank (Vienna, Austria) and Mutual of America Capital Management (New York).
Mr. Stack is nominated to be a director because he brings extensive business experience in: the financial services industry; leading large, complex, heavily regulated institutions; strategic planning; and risk management, through his prior professional positions and current service on other boards.

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Michael F. Steib
Director of Ally since July 2015. Mr. Steib has served as the Chief Executive Officer of XO Group since 2014. Prior to joining XO Group, Mr. Steib served as Chief Executive Officer at Vente-Privee USA beginning in 2011. Prior to that position, Mr. Steib served at Google, Inc. as Director, Google TV Ads from January 2007 to September 2009, and Managing Director, Emerging Platforms, from September 2009 to July 2011. From 2001 through 2006, Mr. Steib held positions at NBC Universal/General Electric, where he served as General Manager, Strategic Ventures, and prior to that as Vice President, Business Development. In addition, he previously worked on the development of new media businesses for Walker Digital, LLC, and as a management consultant with McKinsey & Company. Mr. Steib serves on the board of Literacy Partners. Mr. Steib received his bachelor’s degree in economics from the University of Pennsylvania.
Mr. Steib is nominated to be a director because he brings extensive experience: as an executive of a publicly traded company, as well as specific experience in strategic planning and business development through his prior professional positions and service on other boards.

Jeffrey J. Brown
Chief Executive Officer of Ally since February 2015 and a member of the Board since February 2015. Mr. Brown oversees all Ally strategy and operations to focus on strengthening the core businesses, while positioning the Company for long-term growth. Prior to being named Chief Executive Officer, Mr. Brown was President and Chief Executive Officer of Ally’s Dealer Financial Services business since March 2014. In this role, he oversaw the Company’s automotive finance, insurance and auto servicing operations. From June 2011 to March 2014, Mr. Brown served as Senior Executive Vice President of Finance and Corporate Planning. In that role, Mr. Brown oversaw the finance, treasury and corporate strategy activities of the Company. He joined Ally in March 2009 as Corporate Treasurer with responsibility for global treasury activities, including funding and balance sheet management. Prior to joining Ally, Mr. Brown was the Corporate Treasurer for Bank of America, where he had responsibility for the core treasury functions, including funding and managing interest rate risk. Mr. Brown spent 10 years at Bank of America, beginning his career in finance and later joining the Balance Sheet Management Division. During his tenure at Bank of America, he also served as the bank’s Deputy Treasurer and oversaw balance sheet management and the company’s corporate funding division. He was also a member of the company’s Asset/Liability Management Committee. Mr. Brown received a bachelor’s degree in economics from Clemson University and an executive master’s degree in business from Queens University in Charlotte. He serves on the Trevillian Cabinet of the College of Business and Behavioral Sciences at Clemson University and is a board of trustees member of Queens University of Charlotte.
Mr. Brown is nominated to be a director because he brings extensive experience in: banking; capital markets activity; turnarounds; corporate strategy; and risk management; and because he has broad and deep knowledge of all facets of the Company’s operational, financial and compliance activities in an evolving business and regulatory environment.

Mr. Cary was appointed by the Board as a director effective June 23, 2016, to fill the vacancy that had been left by the resignation of Stephen A. Feinberg effective June 22, 2016. The Board had previously determined in 2016 that Mr. Feinberg was an independent director. Mr. Cary had been recommended by a search firm retained to assist the CNGC in identifying and evaluating potential director candidates.
In identifying and recommending candidates to stand for election to the Board, the CNGC may consider existing directors for renomination and may use search firms or other resources to identify other potential director candidates. The CNGC also considers potential director candidates who are recommended by stockholders in compliance with applicable law and listing rules and our Bylaws. Stockholders desiring to recommend candidates for membership on the Board for consideration by the CNGC should address their recommendations in writing, including all information required by our Bylaws, to the Compensation, Nominating, and Governance Committee of the Board of Directors, Ally Financial Inc., Attention: Corporate Secretary, 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226. The CNGC uses the same criteria to evaluate all potential director candidates regardless of how they have been identified.
The effectiveness of these policies and processes for identifying and considering potential director candidates is assessed by the CNGC in connection with its periodic evaluation of the performance of the Board and each committee as contemplated by the Governance Guidelines.
MEETING ATTENDANCE
Directors are strongly encouraged to attend each annual meeting of stockholders in order to provide an opportunity for informal communication between directors and stockholders and to enhance the Board’s understanding of stockholder priorities and perspectives. Other than Mr. Cary, who was appointed to the Board in June 2016, all existing directors attended the last annual meeting of stockholders on May 3, 2016.
The Board met 11 times during 2016. Each nominee who is currently a director attended at least 75% of the aggregate of (1) the total number of meetings held in 2016 by the Board during the period when the director was serving in that capacity and (2) the total number of meetings held in 2016 by all applicable committees during the period when the director was serving on those committees.

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THE BOARD’S LEADERSHIP STRUCTURE
A majority of the full Board elects the Chairman, and under our existing Bylaws, the Chairman is elected from among Ally’s independent directors. Mr. Hobbs serves as the Chairman of the Board and is a non-executive and independent director. Mr. Brown is our CEO.
The Board believes that separating the roles of Chairman and CEO is currently in the best interests of the Company and its stockholders because, based on the Company’s present circumstances, the structure provides a balance between strategic development and independent oversight of management. The Board, however, maintains its flexibility to make this determination at any given point in time to provide appropriate leadership for the Company as circumstances warrant.
Under the Governance Guidelines, the Chairman (or in the Chairman’s absence, an alternate director designated by the Chairman or, if the Chairman has not made a designation, an alternate director designated by a majority of the independent directors then present) will preside at Board meetings and executive sessions of the independent or non-management directors. The Chairman also has the following responsibilities: (1) serve as a liaison between the independent directors and management, (2) periodically communicate with the CEO to discuss matters of importance to the independent directors, (3) provide for adequate deliberations on all agenda items and other matters properly brought before the Board, and (4) perform other duties that are appropriate for a non-executive chair and that a majority of the independent directors may identify from time to time.
COMMITTEES OF THE BOARD
The standing committees of the Board are the AC, the RCC, the Digital Transformation Committee (DTC), and the CNGC. The table in Proposal 1 details the membership of these committees during 2016 and the total number of their meetings in 2016.
Audit Committee (AC)
The AC is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended (the Exchange Act). The AC assists the Board in overseeing (1) Ally’s accounting and financial reporting, (2) the appointment, qualifications, independence, and performance of Ally’s independent registered public accounting firm, (3) the performance and independence of Ally’s internal audit function, (4) Ally’s compliance with statutory, regulatory, and other legal requirements, and (5) in conjunction with the RCC, the effectiveness of Ally’s risk management, governance, and internal controls.
The Company’s independent registered public accounting firm is ultimately and solely accountable to, and reports directly to, the AC. The AC has the sole authority and direct responsibility to appoint, retain, compensate, evaluate, and, where appropriate, replace the Company’s independent registered public accounting firm. The AC also reviews the appointment, performance, compensation, replacement, reassignment, or dismissal of the Company’s general auditor and, at least annually, approves the internal-audit charter, audit policy, audit plan, financial budget, and staffing. Additional information about the AC and its members can be found in the Audit Committee Report later in this proxy statement. None of the members of the AC simultaneously serves on more than three public-company audit committees.
Risk and Compliance Committee (RCC)
The RCC assists the Board in overseeing Ally’s risk-appetite framework and risk-management program and reviews the independence and accountability of our risk and compliance functions. The RCC approves the risk-appetite framework, including the risk-appetite and culture statement, the material risk taxonomy, risk-specific appetite statements, and risk appetite guardrails, with an emphasis on credit, vehicle-residual, market, operational, insurance/underwriting, liquidity, business/strategic, and reputation risks from both an enterprise and a line-of-business perspective. The RCC also approves our business-continuity, model-risk-management, and loan-review plans. Additionally, the RCC assists in overseeing management’s responsibility to maintain Ally’s compliance program.
Digital Transformation Committee (DTC)
The DTC was established in May 2016, and its primary purpose is to maximize customer and stockholder value by understanding and capitalizing on industry changes and customer channels created by digital technologies. The DTC reviews and discusses with management and, as appropriate, the Board significant technology-driven developments that may impact Ally and the industries it serves. The DTC also oversees strategies to maximize the value to stockholders that can be created by these developments, actions to capitalize on alternative sources of revenues and profits that can be generated through digital channels, and information-technology, user-facing digital products and digital-marketing capabilities.
Compensation, Nominating, and Governance Committee (CNGC)
The CNGC oversees the establishment, maintenance, and administration of Ally’s compensation plans. This responsibility includes approving the goals and objectives of the CEO and other senior executives who are designated by the CNGC as under

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its purview (Purview Group), evaluating their performance, and determining their total compensation. The CNGC is also responsible for approving the cash and equity pools under enterprise and business-line compensation programs for management or highly compensated employees, reviewing and recommending to the Board the form and amount of director compensation, and overseeing Ally’s leadership-development and succession-planning programs.
The CNGC is charged with overseeing nominating and governance matters as well. This responsibility includes reviewing and recommending to the Board all director nominees, the structure and membership of the Board’s committees, the Governance Guidelines, the annual self-assessment process for the Board and its committees, and director orientations and continuing education. In addition, the CNGC is responsible for approving all related-person transactions for, and resolving any conflicts of interest involving, members of the Board and the Purview Group.
A narrative description of the processes for considering and determining executive and director compensation—including (1) the CNGC’s authority and the extent to which that authority may be delegated and (2) the roles of Ally’s executive officers and compensation consultants in determining or recommending the amount or form of executive and director compensation—can be found in the Compensation Discussion and Analysis and in Director Compensation later in this proxy statement. The CNGC’s policies on the nomination process for directors can be found in Director Qualifications and Responsibilities earlier in this proxy statement.
GOVERNANCE DOCUMENTS
Charters for the AC, the RCC, the DTC, and the CNGC, along with the Governance Guidelines and the Code of Conduct and Ethics, are available on the Company’s website at http://www.ally.com/about/company-structure/policies-charters/index.html.
RISK MANAGEMENT
The Board’s primary responsibilities include providing general direction, guidance, and effective challenge on Ally’s strategy in the context of its risk profile and understanding Ally’s risk profile, risk appetites, and enterprise-wide risk-management program.
The Board has established the RCC to assist in discharging these responsibilities and to provide reports to the Board on significant risk-management matters. The RCC is composed of only independent directors and has oversight over Ally’s risk-appetite framework and risk-management program. Among the RCC’s specific duties are the following:

•	approve the risk-appetite framework, including the risk-appetite and culture statement, the material risk taxonomy, the risk-specific appetite statements, and the risk appetite guardrails;

•	approve business-continuity, model risk-management, and loan review plans;

•
review reports and trends on material risk exposures and programs-spanning credit, market, liquidity, insurance/underwriting, vehicle-residual, business/strategic, reputation, and operational risks-including risk concentrations, inherent risks in products and businesses, and related controls;

•	review reports and trends on liquidity planning and capital-management processes, including the contingency funding plan and stress tests;

•	review reports on the new-product-approval process, including risks and performance;

•	review compliance with regulatory and other legal requirements;

•	review information-technology risks and risk-mitigation plans; and

•	review the independence and accountability of the risk and compliance functions and special reports from them.
The RCC also meets in joint session with the AC, at least annually, to review and discuss with management the policies and guidelines for assessing and managing exposures to risks and the procedures for monitoring, controlling, and reporting those exposures as well as the state of the compliance program and significant regulatory or other legal matters.
In addition, the CNGC is responsible for overseeing the management of risks relating to the Company’s executive-compensation policies, plans, and arrangements, reviewing leadership development and succession planning, and overseeing corporate-governance policies and practices related to the independence of the Board and any potential conflicts of interest. The AC correspondingly has responsibility to oversee the Company’s financial risk exposures as well as the effectiveness of the Company’s accounting, financial-reporting, and internal-control policies and practices.

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While each of these committees is responsible for evaluating certain risks and overseeing the management of those risks, the entire Board is regularly informed about the Company’s risk profile, risk appetites, and enterprise-wide risk-management program and considers them in assessing and directing the strategy and the business of the Company. Our independent Chairman and our CEO are individually focused as well on the Company’s risk-management policies and practices.
COMMUNICATIONS WITH THE BOARD
Under the Governance Guidelines, stockholders and other members of the public may send communications to the Board, the Chairman of the Board, any other individual director, the non-management directors as a group, the independent directors as a group, or any committee of the Board by sending written correspondence in care of the Ally Financial Inc. Corporate Secretary, 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226. The Secretary will forward correspondence relating to a director’s duties or responsibilities to the specified recipient. Correspondence that is unrelated to a director’s duties and responsibilities may be discarded or otherwise addressed by the Secretary. Any correspondence that expresses a concern about any governance, conduct, ethical, accounting, financial-reporting, or internal-control matter will be addressed as provided in the Governance Guidelines.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
No person who served as a member of the CNGC during the year ended December 31, 2016—Kim S. Fennebresque, Robert T. Blakely, Franklin W. Hobbs, and Marjorie Magner—(1) was an officer or employee of the Company during 2016, (2) was a former officer of the Company, or (3) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of SEC Regulation S-K. No executive officer of Ally served on any board of directors or compensation committee of any other entity for which any of our directors served as an executive officer at any time during the year ended December 31, 2016.
DIRECTOR COMPENSATION
Mr. Brown and Mr. Feinberg did not receive any separate compensation for their Board activities. The annual retainer paid to non-employee directors for the first two quarters of 2016 was $200,000. This amount was increased to $225,000 beginning in the third quarter of 2016 as a result of added responsibilities following the appointment of all Ally directors to the board of Ally Bank in July 2016. For 2016, the annual retainer was divided fifty percent (50%) cash and fifty percent (50%) equity, in the form of director deferred stock units (Director DSUs), with each Director DSU representing a right to receive one share of our common stock. Beginning in 2017, to better align non-employee director pay with that of Ally’s competitive peer group, sixty percent (60%) of the annual retainer that will be awarded to directors following the Annual Meeting will be in the form of Director DSUs, with each Director DSU representing a right to receive one share of our common stock.
An additional annual retainer is paid to each non-employee director who serves as a chairperson of a standing committee of the Board. An annual retainer of $50,000 was paid to the chairperson of both the AC and RCC of the Board for the first two quarters of 2016. This amount was increased to $60,000 beginning in the third quarter of 2016 as a result of added responsibilities following the appointment of the Ally AC and RCC members to the AC and RCC, respectively, of Ally Bank. Chairpersons of the CNGC and DTC were paid an annual retainer of $50,000 for 2016. The DTC was established by the Board in May 2016. All non-employee directors who serve as members of committees, including chairpersons of a committee, were paid additional annual retainers of $20,000 each for 2016. Our independent Chairman is not an executive of the Company, but he plays an active leading role in the Board’s oversight of the management of the Company and receives an additional annual retainer of $250,000, which is paid in cash. Beginning in 2017 the Chairman retainer will be increased to $275,000 to recognize the additional responsibilities as a result of being appointed as Chair of the Ally Bank Board in July 2016. Additionally, to better align the Chairman’s pay to a market driven practice, beginning in 2017 sixty percent (60%) of the annual retainer will be awarded in the form of Director DSUs, with each Director DSU representing a right to receive one share of our common stock. Meeting fees of $2,000 are payable for each meeting in excess of eight per year.

Compensation	Annual Amount as of December 31, 2016 ($)
Non-Employee Director retainer (a)	225,000
Independent Chairman Director retainer (b)	250,000
AC & RCC chair retainer (c)	60,000
CNGC & DTC chair retainer	50,000
Committee Member retainer	20,000
Meeting Fees (d)	2,000

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(a)	In 2017, to better align non-employee director pay with that of Ally’s competitive peer group, 60% of the annual retainer will be in the form of Director DSUs.

(b)	In 2017 this will increase to $275,000 and 60% will be in the form of Director DSUs.

(c)	The annual retainer paid to the chairperson of both the AC and RCC increased to $60,000 beginning in the third quarter of 2016 as a result of added responsibilities for Ally Bank.

(d)	Payable when the Board or any other committee meets more than 8 times per year.
Non-employee directors are reimbursed for travel expenses incurred in conjunction with their duties as directors. Furthermore, Ally will provide directors the broadest form of indemnification permitted under Delaware law in connection with liabilities that may arise as a result of their role on the Board, provided that the director satisfies the statutory standard of care.
In 2016, Ally began allowing its non-employee directors to defer from 0% to 100% of their cash retainers in 25% increments. These deferrals will be made into either fully vested Director DSUs or a cash account that is credited with interest quarterly. Interest earned will be based on the average rate for the Ally Bank online savings account.
The following table provides compensation for non-employee directors who served during fiscal year 2016.

2016 Director Compensation Table
	Fees Earned or Paid in Cash ($) (a)	Stock Awards ($) (b)	Total ($)
Franklin W. Hobbs (c)	402,299	110,433	512,732
Kenneth J. Bacon	163,250	110,433	273,683
Robert T. Blakely	215,250	110,433	325,683
Maureen A. Breakiron-Evans (d)	157,296	110,433	267,729
William H. Cary	91,250	210,445	301,695
Mayree C. Clark	215,250	110,433	325,683
Steven A. Feinberg (e)	—	—	—
Kim S. Fennebresque (f)	199,250	110,433	309,683
Marjorie Magner	176,250	110,433	286,683
John J. Stack (g)	175,250	110,433	285,683
Michael F. Steib	160,750	110,433	271,183

(a)	This amount is prorated to reflect the increase in the annual retainer for the second half of the year and includes annual, chairman, committee chair and member retainers and additional meeting fees.

(b)
Includes annual and one-time Director DSUs, which were rounded up to the nearest whole share. Director DSUs to be settled in stock upon a director’s departure from the Board. Annual grants are determined using the fair market value at the time of the annual grant, which is prorated for a Board member who joins after the annual meeting. One-time Director DSUs are valued at the fair market value on the grant date.

(c)
Mr. Hobbs elected to defer 50% of cash retainer payment in the form of Director DSUs, which had a fair value of $198,174 upon deferral. Of the total amount, he was paid $204,125 in cash for retainer payment and meeting fees.

(d)
Ms. Breakiron-Evans elected to defer 100% of cash retainer payment in the form of Director DSUs, which had a fair value of $141,295 upon deferral. Of the total amount, she was paid $16,000 in cash for meeting fees in 2016.

(e)	Mr. Feinberg resigned from the Board effective June 22, 2016.

(f)
Mr. Fennebresque elected to defer 100% of cash retainer payments to a notional cash-plus-interest account, which was $191,250 in 2016. Of the total amount, he was paid $8,000 in cash for meeting fees in 2016.

(g)	Mr. Stack was paid $20,000 in 2016 as Chair of the Consumer Financial Protection Bureau/Department of Justice Consent Order Compliance Committee.

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The following table sets forth the aggregate number of Director DSUs held by each non-employee director at December 31, 2016. Each Director DSU represents one common share of Ally.

Director DSU Balances as of December 31, 2016
	Annual Equity Grant (#) (a)	Non-Employee Director (NED) DSUs (#) (b)	One-Time Grant (#)	Total DSUs (#) (c)
Franklin W. Hobbs	6,452	10,692	—	39,772
Kenneth J. Bacon	6,452	—	—	17,340
Robert T. Blakely	6,452	—	—	23,779
Maureen A. Breakiron-Evans	6,452	7,618	—	22,512
William H. Cary (d)	6,452	—	5,946	12,398
Mayree C. Clark	6,452	—	—	23,779
Kim S. Fennebresque	6,452	—	—	23,779
Marjorie Magner	6,452	—	—	23,779
John J. Stack	6,452	—	—	19,382
Michael F. Steib	6,452	—	—	14,894

(a)	Annual Equity Grant includes the annual retainer.

(b)	Summary of NED elected Director DSUs. Number of shares is determined using the fair market value at quarter end.

(c)	Total Director DSUs for all Directors include Director DSU grants from prior years with the exception of Mr. Cary.

(d)	Mr. Cary joined the Board on June 23, 2016 and thus received a one-time initial grant of 5,946 Director DSUs in 2016.

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SECURITY OWNERSHIP AND OTHER GOVERNANCE MATTERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
At the close of business on March 15, 2017, the following were known to the Company to be the beneficial owners (as defined in SEC Rule 13d-3) of more than five percent of the Company’s common stock:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Persons affiliated with Harris Associates LP (a) c/o Harris Associates, LP 111 S. Wacker Drive Suite 4600, Chicago, Illinois 60606	36,248,807	7.7%
Persons affiliated with The Vanguard Group (b) c/o The Vanguard Group 100 Vanguard Blvd., Malvern, Pennsylvania 19355	34,981,651	7.4%

(a)
This is according to information provided to the Company in a Schedule 13G filed by Harris Associates L.P. with the SEC on February 13, 2017. According to the Schedule 13G, Harris Associates L.P. has sole dispositive power over 36,248,807 shares of our common stock.

(b)
This is according to information provided to the Company in a Schedule 13G/A filed by The Vanguard Group with the SEC on February 9, 2017. According to the Schedule 13G/A, the Vanguard Group has sole voting power over 371,294 shares of our common stock, shared voting power over 77,677 shares of our common stock, sole dispositive power over 34,530,013 shares of our common stock, and shared dispositive power over 451,638 shares of our common stock.

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SECURITY OWNERSHIP OF DIRECTORS, NOMINEES, AND EXECUTIVE OFFICERS
The following tables set forth information, at the close of business on March 15, 2017, concerning the number of shares of common stock and stock-settled units of the Company beneficially owned (as defined in SEC Rule 13d-3) by each director, nominee, and NEO (as defined in the Compensation Discussion and Analysis later in this proxy statement) as well as all directors and executive officers (as defined in SEC Rule 3b-7) as a group. Our executive officers under SEC Rule 3b-7 are also the individuals designated as our officers under Section 16(a) of the Exchange Act and SEC Rule 16a-1. Each of the individuals listed in the following table owns less than one percent of the outstanding shares of our common stock, and all directors and executive officers as a group own less than one percent of the outstanding shares of our common stock. The persons named have furnished this information to us.

	Beneficial Ownership
Name	Shares of Common Stock Beneficially Owned	Stock-Settled Units (a)	Total Beneficial Ownership (b)
Franklin W. Hobbs	5,000	39,772	44,772
Kenneth J. Bacon	—	17,340	17,340
Robert T. Blakely	—	23,779	23,779
Maureen A. Breakiron-Evans	—	22,512	22,512
William H. Cary	—	12,398	12,398
Mayree C. Clark	10,000	23,779	33,779
Kim S. Fennebresque	—	23,779	23,779
Marjorie Magner	2,700	23,779	26,479
John J. Stack	4,000	19,382	23,382
Michael F. Steib	—	14,894	14,894
Jeffrey J. Brown	66,690	59,102	125,792
Christopher A. Halmy	38,196	26,596	64,792
Timothy M. Russi	24,759	26,596	51,355
Diane E. Morais	22,796	26,596	49,392
David P. Shevsky (c)	27,377	48,410	75,787
William B. Solomon (c) (d)	15,410	54,273	69,683
Directors and executive officers as a group	216,928	462,987	679,915

(a)	Represents a vested stock-settled unit or a stock-settled unit that will vest within 60 days of March 15, 2017.

(b)
Under SEC rules, stock units are not treated as beneficially owned if the holder does not have the right to acquire the underlying stock within 60 days of March 15, 2017 or the stock units will be paid in cash and therefore do not represent the right to acquire stock. Amounts reflected in the following table include restricted stock units (RSUs), performance-based restricted share units (PSUs), and cash settled deferred stock units (DSUs) that are excluded from the table above.

Name	Number of cash settled DSUs (1)	Number of RSUs (1)	Number of PSUs (1)	Total
Jeffrey J. Brown	10,452	313,820	234,395	558,667
Christopher A. Halmy	5,081	117,471	77,321	199,873
Diane E. Morais	5,811	122,592	69,400	197,803
Timothy M. Russi	6,388	122,650	69,458	198,496
David P. Shevsky	—	—	26,094	26,094
(1)    Cash settled DSUs are settled in cash based on the fair market value of Ally common stock. RSUs and PSUs settle in shares of Ally common stock. The number of PSUs reflects shares to be received assuming target levels are achieved at 100%. For further information on all equity awards, refer to the Incentive Awards—Long-Term Incentive Awards section below.

(c)	Stock-settled units for Mr. Shevsky and Mr. Solomon include RSU awards that are non-forfeitable, having attained retirement eligibility pursuant to the terms of the awards.

(d)	Information for Mr. Solomon included in the above table is based on the information available as of September 30, 2016, when he retired from employment with Ally.
The CEO, all other members of the Purview Group, all directors, and specified associated persons are subject to personal trading restrictions to further align the interests of management and directors with those of stockholders. The restrictions apply to all of Ally’s securities, including common stock, preferred stock, and debt. In the absence of an exception granted in accordance with Ally’s Enterprise General Insider Trading and Blackout Policy, the restrictions prohibit (1) any transaction that hedges the person’s economic interest in and exposure to the full rewards and risks of ownership in a security of Ally, (2) any

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put or call option, futures contract, forward contract, swap, or other derivative transaction that derives its value from a security of Ally (excluding, for clarity, any transaction under Ally’s compensation plans), (3) any short sale, including a short sale against the box, of a security of Ally, (4) any pledge of a security of Ally as collateral, including through a margin account (excluding, for clarity, any pledge to a charitable organization that is recognized as such under applicable tax law), and (5) any purchase of a security of Ally through a limit order.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, our officers (as defined in Section 16(a) of the Exchange Act and SEC Rule 16a-1), and any person who beneficially owns more than 10% of the Company’s common stock to file initial reports of ownership and reports of changes in ownership of the Company’s common stock with the SEC. These reporting persons also are required by SEC rules to furnish us with copies of all forms that they file with the SEC pursuant to Section 16(a) of the Exchange Act. To the Company’s knowledge, based solely on its review of the copies received by the Company during or with respect to 2016 and written representations from reporting persons that no other forms or reports were required to be filed, the Company believes that each person who was a reporting person during 2016 timely filed the reports required by Section 16(a) during 2016.
CODE OF CONDUCT AND ETHICS AND REVIEW, APPROVAL, OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS
Our Board has adopted a Code of Conduct and Ethics to promote integrity in the workplace, in the marketplace, and in our communities. The Code of Conduct and Ethics applies to all of Ally’s employees, including the CEO, the Chief Financial Officer (CFO), and the Controller. We will post any amendment to the Code of Conduct and Ethics, as well as any waiver that is required to be disclosed under applicable SEC rules or NYSE listing standards, on the Company’s website at http://www.ally.com/about/company-structure/policies-charters/index.html. There were no waivers from any provision of the Code of Conduct and Ethics in 2016 that were required to be disclosed.
The Board has adopted a written Related Party Transaction Policy and Protocols (Related-Person Transaction Policy) that requires the Board or a committee of the Board to review and to approve or ratify any related-person transaction. The authority to review and to approve or ratify related-person transactions has been delegated to the CNGC in its charter.
A related-person transaction under the Related-Person Transaction Policy is an existing or currently proposed transaction or series of similar transactions for which disclosure under Item 404(a) of SEC Regulation S-K is mandated—that is, where (1) Ally was or will be a participant, (2) the amount involved exceeds $120,000, and (3) any related person had or will have a direct or indirect material interest. The term related person under Item 404(a) means, at the applicable time, (a) any director or director nominee of Ally, (b) any executive officer of Ally, (c) any beneficial owner of more than 5% of any class of Ally’s voting securities, and (d) any immediate family member (as defined in Item 404) of any of those directors, nominees, executive officers, or beneficial owners. An indirect material interest can arise from a related person’s position or relationship with a firm, corporation, or other entity that engages in a transaction with Ally (excluding any interest arising only from the person’s position as a director of such an entity, the person’s direct or indirect attributed ownership of less than a 10% equity interest in such a corporate or similar entity, or the person’s position as a limited partner with less than a 10% direct or indirect attributed interest in such a partnership entity).
The following categories of transactions are treated as appropriately approved or pre-approved for purposes of the Related-Person Transaction Policy: (i) director or executive-officer compensation that is separately approved by the Board or the CNGC, including the reimbursement of ordinary-course expenses consistent with Ally’s policies, (ii) indemnification or advancement of expenses consistent with Ally’s certificate of incorporation and any related written agreement, (iii) financial services that are provided by Ally in the ordinary course of business and on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons and that do not involve more than the normal risk of collectability or present other unfavorable features, and (iv) transactions where the interest of the related person arises solely from the ownership of our common stock and all holders of our common stock receive the same benefit on a pro rata basis.
Information about any potential related-person transaction must be reported to and reviewed by the Company’s General Counsel. If the General Counsel determines that a related-person transaction is being proposed, the matter will be referred to the CNGC or, if necessary, the Board for review. If any transaction is executed without the prior approval of the CNGC or the Board and if the CNGC or the Board decides not to ratify it, the Company’s management must rescind or terminate the transaction as promptly and on as favorable of terms as feasible.
Under the Related-Person Transaction Policy, when considering whether to approve or ratify a related-person transaction, the CNGC or the Board will consider (A) the commercial reasonableness and arm’s-length nature of the transaction, (B) the

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business purpose and timing of the transaction, (C) the benefits likely to accrue to Ally from the transaction, (D) the nature and opportunity costs of alternative transactions, (E) the materiality and character of the related person’s interest, (F) the effect of the transaction on the independence of any director or director nominee, (G) actual or potential conflicts of interest for the related person, (H) reputational risks for Ally, and (I) other relevant facts and circumstances.
There has been no transaction since January 1, 2016, that is required to be reported under Item 404(a) but that did not require review and approval or ratification under the Related-Person Transaction Policy or for which the Related-Person Transaction Policy was not followed.
EXECUTIVE COMPENSATION, STOCK-OWNERSHIP GUIDELINES AND TRADING RESTRICTIONS
COMPENSATION RISK ASSESSMENT
The CNGC, with the assistance of Ally’s Risk and Human Resources functions, conducts an annual assessment of the risks associated with Ally’s compensation policies and practices. Based on the assessment conducted during 2016, the CNGC believes that the design, implementation, and governance of Ally’s executive compensation program are consistent with high standards of risk management (including the Interagency Guidance on Sound Incentive Compensation Policies issued by the federal banking agencies) and that Ally’s executive compensation policies and practices reflect an appropriate mix of compensation elements, balancing current and long-term performance objectives, cash and equity compensation, and risks and rewards.
The CNGC in 2016 also reviewed Ally’s compensation policies and practices as generally applicable to all of our employees and believes that these policies and practices do not encourage excessive or unnecessary risk-taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. This conclusion has been reported by the CNGC to the Board. In addition, in keeping with this conclusion, Ally’s Enterprise Compensation Policy contains language for recoupment of variable incentive pay when it has been later discovered that incentive compensation had been paid based on a materially inaccurate statement of earnings, a misrepresentation of facts, or other similar conduct deemed materially adverse to Ally as determined by the CNGC.

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COMPENSATION DISCUSSION AND ANALYSIS
Introduction
Named Executive Officers
Our Compensation Discussion and Analysis (CD&A) describes our executive compensation philosophy and program as reported in the executive compensation tables that follow, which provide information relating primarily to compensation decisions for the following 2016 named executive officers (NEOs) of the Company:

Named Executive Officer	Title
Jeffrey J. Brown	Chief Executive Officer
Christopher A. Halmy	Chief Financial Officer
Diane E. Morais (a)	President, Consumer & Commercial Banking Products
Timothy M. Russi	President, Auto Finance
David P. Shevsky	Chief Risk Officer
Name of Former Executive	Title
William B. Solomon	Former General Counsel

(a)	Ms. Morais’ title as of December 31, 2016 was CEO & President, Ally Bank.
This CD&A generally describes the compensation of our NEOs. Disclosure in the executive compensation tables that follow this CD&A includes the compensation of one former executive who is no longer actively employed by Ally: William B. Solomon, who resigned effective as of September 30, 2016.
Executive Summary
2016 Business Highlights
In 2016, Ally made significant progress in its evolution as a leading, digital financial services company, and has strong momentum heading into 2017. Operational performance improved across the board, including record deposit growth and improved risk-adjusted returns in retail auto finance. Our efforts to fortify and grow our businesses have strengthened the Company’s financial performance and, as a result, we expect earnings growth to accelerate over the next several years. Significant progress was also made in optimizing our capital structure as Ally eliminated preferred stock and related dividends, introduced a common dividend and repurchased significant amounts of common stock to further drive long-term stockholder value creation.
In the long term, we remain focused on plans to gradually diversify the asset base and sources of revenue. Efforts to expand other parts of the Company are generating real results, including the corporate finance group which saw a 42% increase in pre-tax income. We’ve also introduced several key initiatives to broaden our offerings, including wealth management, and a direct-to-consumer mortgage product. Further, new partnerships within our auto finance business established in 2016 position Ally well for the ongoing evolution in consumer preferences that are impacting all aspects of the auto industry.

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Performance highlights for 2016 were:

FULL YEAR 2016 HIGHLIGHTS
•
Pre-tax income from continuing operations of $1.6 billion up 13% for 2016
•
Earnings Per Share (EPS) improved to $2.15 for 2016; Adjusted EPS up 8% to $2.16
•
Initiated common dividend and share repurchases in 2016 and returned more than $400 million of capital to stockholders
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Net interest margin of 2.63%, up 6 basis points (bps)
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Net financing revenue up $188 million in 2016 with deposit and retail auto growth more than offsetting lower lease revenue
•
Consolidated annualized net charge-offs of 70 bps in 2016
•
Efficiency Ratio: 54.1%; Adjusted Efficiency Ratio: 45.4%

DEPOSITS	• Record deposit growth with total deposits up $12.5 billion YoY • Retail deposits of $66.6 billion, up $11.1 billion or 20% YoY • Customer base up 16% YoY to 1.2 million customers
AUTO FINANCE
•
Auto originations of $36.0 billion in 2016
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Funded 86% of the $36.0 billion auto originations in 2016 at Ally Bank, up from 76% in 2015
•
Achieved these measures while operating within our stated risk appetite and also maintaining our focus on disciplined risk taking to generate attractive risk-adjusted returns

INSURANCE	• Combined ratio remains strong at 98.7% • Written premiums were $948 million in 2016, with wholesale premiums increasing $22 million YoY
MORTGAGE FINANCE	• Pre-tax income from continuing operations of $34 million, up over 200% for 2016 • Expanded total assets 29% YoY
CORPORATE FINANCE	• Pre-tax income from continuing operations of $71 million, up over 42% for 2016 • Average loan balance growth, up 36% YoY, drove improved net financing revenue
This Executive Summary includes disclosure of adjusted EPS and adjusted efficiency ratio. Each of these items are non-GAAP financial measures. Descriptions and reconciliations to Generally Accepted Accounting Principles (GAAP) are provided in Appendix A.
Looking ahead, Ally’s customer-centric value proposition continues to resonate in the marketplace, laying a solid foundation for future growth. Our new brand campaign, Do It Right, truly sums up our relentless focus in delivering for customers, communities we serve, Ally associates across the country, and our stockholders. As part of this focus, Ally continues to expand its products to meet customer needs. In December 2016, Ally announced the introduction of a direct-to-consumer mortgage offering, named Ally Home®, to further expand its financial services product portfolio, and to fulfill customer requests for an offering. The addition of this offering will further diversify the Company’s revenue streams while entering the market in a controlled manner that will allow us to grow the business.
Furthering the Company’s commitment to the online auto retail channel, in December 2016 Ally reached an agreement to provide financing to support retail contracts from Carvana, one of the nation’s fastest-growing online auto retailers. Through the agreement, Ally will make up to $600 million available to Carvana through December 2017.
Earlier in the year, Ally acquired technology assets and expertise from Blue Yield, an online auto lender exchange, to advance Ally’s progress in building a direct-to-consumer option. Integration of these capabilities remains on track. The Company also added to its vehicle financing capabilities through the hiring of an experienced transportation and equipment finance team.
Integration of Ally’s online brokerage and digital wealth management platform and offerings was advanced in the fourth quarter, and remains on track to launch in early 2017. Finally, in June 2016, Ally Bank launched the Ally CashBack Credit Card program. Initial reaction to the offering has been in line with expectations, with most accounts being opened by existing Ally customers.
Elements and Mix of Executive Compensation
Ally’s executive compensation program is consistent with the compensation philosophy discussed in the Compensation Philosophy section below. The compensation program is based on a compensation structure that is market competitive in both levels of pay and mix of pay elements, emphasizes pay for performance and strong governance, overall business safety and soundness, and encourages prudent, but not excessive, risk taking. Ally’s robust culture, in combination with its compensation and governance programs, seeks to ensure the appropriate balance between risk/reward and acceptable employee behavior which focuses on protecting Ally’s reputation, aims to create long-term stockholder value and is focused on putting the customer first.

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The design of Ally’s compensation program, which is discussed in more detail in the Components of Ally’s Compensation Program section below, is as follows:

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Total Pay Mix — As illustrated in the table below, the total direct compensation (TDC) target mix for our CEO is 40% cash, including both base salary and annual cash incentives, and 60% equity-based long-term incentives. The target pay mix for other NEOs is 50% cash and 50% equity. Long-term incentives awarded to NEOs are granted in the form of performance-based RSUs for 50% of the value and time-based RSUs for the remaining 50% of the value.

	Total Direct Compensation in Cash	Total Direct Compensation in Long-Term Incentive Awards	Long-Term Incentive Awards Breakdown
			Performance-based stock units (PSUs)	Time-based stock units (RSUs)
CEO	40%	60%	50%	50%
Other NEOs	50	50	50	50

•	Cash Base Salaries — Determined based on market levels for the responsibilities of each NEO and individual considerations of performance and experience.

•	Incentive Awards — Funded through annual incentive pools based on Ally’s financial performance, with the pool then allocated based on evaluations of individual attainment of performance objectives.

•	Annual Cash Incentive Awards — A portion of the NEOs’ incentive award is delivered in the form of annual cash-based incentive awards.

•
Long-Term Incentive Awards — A portion of the NEOs’ incentive award is delivered in the form of (i) PSUs that cliff-vest on the third anniversary of the grant date (subject to the achievement of applicable performance conditions) and (ii) RSUs that vest annually over the three-year period following date of grant (subject to the NEOs’ continuous service with the Company). Awards of PSUs and RSUs are settled in common shares of Ally stock.

2016 Compensation Decisions
Based on the CNGC’s assessment of overall Company performance, funding of the incentive pools applicable to the senior executives below, was generally flat year-over-year. In connection with determining the 2016 TDC for each of the NEOs under our compensation program, the CNGC reviewed the overall performance of Ally, as well as the performance of each of the NEOs relative to his or her individual performance objectives, as discussed beginning on page 24, taking into account independent control function input (audit, compliance, loan review, and risk) and risk review ratings. In addition, in making decisions regarding the incentives awarded to the NEOs for 2016 performance, the CNGC considered the economic climate affecting the Company’s performance and progress on strategic priorities to drive stockholder value.
The table below summarizes how the CNGC views its TDC decisions (base salary, cash incentive awards, PSUs and RSUs) for the NEOs for 2016 performance under our compensation program on an annualized basis.

	Jeffrey J. Brown	Christopher A. Halmy	Diane E. Morais	Timothy M. Russi	David P. Shevsky
Base Salary	$1,000,000	$600,000	$600,000	$600,000	$500,000
Cash Incentive	2,400,000	1,050,000	1,075,000	1,025,000	400,000
PSU	2,550,000	825,000	837,500	812,500	360,000
RSU	2,550,000	825,000	837,500	812,500	540,000
Total Direct Compensation	$8,500,000	$3,300,000	$3,350,000	$3,250,000	$1,800,000
This table is not meant to be a substitute for the Summary Compensation Table on page 30, but is provided to show the compensation approved by the CNGC for the NEOs’ performance in respect to 2016. The values in this table differ from those shown in the “Stock Awards” column of the Summary Compensation Table due to SEC rules requiring that equity awards be reported based on the year of grant, rather than the service year to which they relate. Accordingly, the PSU and RSU awards reflected in this table will be reported in next year’s Summary Compensation Table, as they were granted in 2017. Note, the number of PSUs assume performance goals are achieved at 100%. For further information on all equity awards, refer to the Incentive Awards—Long-Term Incentive Awards section below.

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Compensation Program Governance
In addition to implementing a performance-based compensation framework, Ally has strong compensation governance as demonstrated by the practices listed below that are included in our compensation program and those practices that are excluded from our program. All of these practices apply to our NEOs and most apply to the broader group of our senior executives, as applicable.

Our Practices	Excluded Practices
✓    Alignment of pay with performance through use of annual and long-term incentives for a majority of NEO total compensation
✓    Alignment of NEOs’ interests with those of our stockholders by awarding 50% or more of TDC in the form of long-term equity-based incentive compensation
✓    Annual risk assessments of both our compensation programs and the risk management behavior of each of the NEOs
✓    Meaningful stock-ownership guidelines and holding requirements
✓    Enforcement of stock trading restrictions
✓    Enhanced clawback policy applicable to all incentives
✓    Utilization of an independent board compensation consultant

✗    No hedging or pledging of Company stock
✗    No excessive perquisites or executive retirement benefits
✗    No guaranteed incentive payouts for NEOs
✗    No single-trigger payments or vesting upon a change in control
✗    No extensive use of employment agreements
✗    No tax gross-ups for excise or income taxes

Consideration of Stockholder Say-on-Pay Votes
At our 2016 annual meeting, we provided our stockholders the opportunity to vote on an advisory resolution approving the compensation paid to our NEOs in 2015. Approximately 95% of the shares present in person or represented by proxy at that meeting voted in support of the resolution. The CNGC will continue to monitor the feedback we receive from our stockholders through say-on-pay votes and other channels and will consider this feedback in governing our incentive compensation programs.
Compensation Philosophy
Ally’s compensation philosophy is that there should be a strong linkage between compensation and performance as well as alignment with good governance principles and stockholder interests. In support of this compensation philosophy, Ally’s compensation program is structured to:
•Align with long-term value creation for our stockholders;
•Provide appropriate short- and long-term incentives based on individual, business, and Company performance;
•Encourage prudent, but not excessive, risk taking;

•	Provide a total compensation opportunity competitive with market practice and reflecting relative responsibilities of the role; and
•Encourage retention of key executives.
Assessing Compensation Competitiveness
We compare the TDC of our NEOs against that of executives of companies with whom we compete for senior executive talent. We use publicly available reported pay data from a peer group of companies approved by the CNGC to conduct the competitive assessment for the CEO and CFO positions.

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For 2016, changes were made to the peer group to better reflect Ally’s size and core businesses. Ally utilized several screening criteria to help establish the revised peer group, including Global Industry Classification Standard (GICS) industries, net revenue, total assets, peers identified by Institutional Shareholder Services Inc. (ISS), and peers of Ally’s current peer group companies. The four peer group additions, including Charles Schwab, CIT Group, Comerica, and Huntington Bancshares were selected due to size-appropriateness, frequent peer of peers, and relevant industry segment. The revised peer group consists of the 17 banking and financial services companies listed below:

Peer Group
•	BB&T	•	Discover	•	PNC Financial

•	Capital One	•	Fifth Third Bancorp	•	Regions Financial

•	Charles Schwab	•	Huntington Bancshares	•	Sun Trust Bank

•	CIT Group	•	KeyCorp	•	Synchrony Financial

•	Citizens Financial Group	•	M&T Bank	•	U.S. Bancorp

•	Comerica	•	Navient
For the other NEO and senior executive positions, we use market survey data from several survey sources to conduct competitive assessments. Wherever practical, the market surveys include companies that are part of the peer group approved by the CNGC. Updated 2016 survey data used for the remaining NEOs and other senior executives came from one or more survey sources, including the Hewitt Total Compensation Measurement™ database, the Willis Towers Watson Executive Financial Services survey, the McLagan Partners Investment Management survey, the McLagan Partners Fixed Income Sales and Trading survey, and the McLagan Partners Treasury and Asset Liability Management survey. Because multiple survey sources are used and not all survey participants provide data for each of the remaining NEOs, it is not possible to list the survey participants included in the competitive data analyzed for positions other than the CEO and the CFO.
When we measure the compensation of our CEO, CFO and other NEOs against the above peer group and survey data, we compare our compensation to the median. On an individual basis, compensation for any executive may be set above or below the median based on a variety of factors, including time in position, sustained performance over time, readiness for promotion, criticalness to retain, and skill set and experience relative to external market counterparts. Compensation will also vary above or below median based on Company and individual performance. For 2016, TDC and individual elements of pay (i.e., base salary, annual cash incentives, and long-term incentives) for our NEOs were determined consistent with competitive market levels and pay mix taking into account Company and individual performance.
CNGC Process
Ally’s executive compensation programs are administered by the CNGC.
The CNGC determines the compensation of the CEO and other members of the Purview Group including the compensation of the NEOs. As discussed below, in making its determination for senior executives other than the CEO, and in making changes to our executive compensation program, the CNGC considers the recommendations of the CEO and determines the compensation of the CEO without recommendations from the CEO or other management. The CNGC also meets regularly in executive session without the presence of any members of management. The CNGC seeks the input of Ally’s risk management functions and, in its deliberations on compensation related issues, it also consults with the chairpersons of the Board’s RCC and AC as it deems appropriate.
Compensation recommendations for the NEOs other than the CEO are presented to and discussed with the CNGC by the CEO. Factors that were discussed and considered by the CNGC include overall Ally financial results, business unit or corporate function results, individual performance evaluations, risk scorecards, control function input, and market data. In particular, the CEO recommends the compensation of the NEOs based on his view as to the strategic importance of each NEO’s role, knowledge and performance. The CEO’s unique insight into our business and day-to-day interaction with the NEOs provide a valuable perspective to the CNGC for its deliberations. The CNGC then determines and approves the compensation for the NEOs.
The CNGC determines and approves the compensation of the CEO without the recommendation of management. Neither the CEO nor the other NEOs are present for discussion of their pay.
The Company engaged Pearl Meyer & Partners to provide consulting assistance on matters pertaining to executive compensation, including an updated competitive assessment of the compensation for the Purview Group.

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Frederic W. Cook & Co., Inc. (FW Cook) served as an independent advisor to the CNGC during 2016. FW Cook reports directly to the CNGC and provides ongoing advice with respect to the plans and programs covering the executives, including our NEOs, and non-employee directors, for which the CNGC is responsible. FW Cook reviews all materials developed by management in advance of CNGC meetings, provides advice and recommendations concerning changes to our plans and programs, as well as information on market practices and trends, and attends meetings of the CNGC. FW Cook undertakes no separate work for Ally. The CNGC assessed the independence of FW Cook under NYSE and SEC rules and has determined that FW Cook is independent from Ally management and its work for the CNGC does not raise any conflicts of interest.
Components of Ally’s Compensation Program
For 2016, the TDC elements of our NEOs’ compensation consisted of base salary, annual cash incentives and equity-based long-term incentives in the form of PSUs and RSUs. In addition, we offer limited benefits and perquisites.
Cash Base Salary
Under our compensation philosophy, cash base salary is intended to provide a predictable level of compensation that is competitive in the marketplace for the position responsibilities and individual skills, knowledge, and experience of each employee. The following table shows the annual cash base salary rates paid to the NEOs in 2016.

NEO	Annual Cash Base Salary at the end of 2016 ($)	Annual Ongoing Cash Base Salary ($)
Jeffrey J. Brown	1,000,000	1,000,000
Christopher A. Halmy	600,000	600,000
Diane E. Morais	550,000	600,000
Timothy M. Russi	550,000	600,000
David P. Shevsky	500,000	500,000
Incentive Awards
Ally’s incentive plan is intended to reward and retain executives, including the NEOs and select key employees whose performance helps the Company to achieve its business objectives. Accordingly, a combination of the following factors determines individual incentive awards, and change in TDC from year to year:
•Market performance;
•Company performance;
•Business unit and function performance;
•Individual performance and level of responsibility;
•Individual pay relative to market; and
•Input from Ally’s control functions (i.e., audit, compliance, risk, and loan review).
Once the incentive pools for the performance year are established and the overall individual incentive amount is determined as previously discussed, the type of incentives are awarded in a formulaic manner in accordance with the total compensation mix and equity mix of the compensation structure. The cash portion of annual incentive awards is paid currently and the equity portion is awarded in the form of PSUs and RSUs (as discussed in more detail in Incentive Awards—Long-Term Incentive Awards below).
Individual Performance
Based on the CNGC’s assessment of performance, the CNGC established incentive pools for 2016. As previously noted, overall funding of the incentive pools applicable below for the senior executives was generally flat year-over-year. In determining and approving individual incentive awards for the CEO and each of the other NEOs, the CNGC considered performance on their individual objectives, including the significant achievements listed below:

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Jeffrey J. Brown Chief Executive Officer

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Delivered Adjusted EPS of $2.16, up 8% from 2015.
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Achieved 10% Core Return on Tangible Common Equity (ROTCE), up 59 bps from 2015.
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Initiated a common dividend and share repurchase program in 2016 and returned more than $400 million of capital to stockholders.
•
Continued diversification in Dealer Financial Services through used vehicle financing and emerging online channels.
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Introduced several key initiatives to broaden our offerings to customers including online brokerage and wealth management, a direct-to-consumer mortgage product and credit card offering.
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Successfully rebranded our core vehicle service contract, GM Protection Plan insurance to Ally Premier Protection.
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Exceeded retail deposit growth target with $11.1 billion of deposits in 2016, bringing total retail deposits to $66.6 billion; customer growth over 16% year-over-year, a record year for Ally.
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Developed Ally Bank as the segment leader and achieved recognition as the “Best Online Bank” by Fortune® magazine and GoBankingRates.com for three consecutive years.  Kiplinger’s name Ally Bank the “Best All-Around Online Bank” for the third year.
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Furthered Ally’s customer-centric value proposition and market position as a digital financial services company with the new brand campaign “Do It Right”.

Christopher A. Halmy Chief Financial Officer

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Delivered adjusted EPS of $2.16, up 8% from 2015.
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Achieved 10% Core ROTCE, up 59 bps from 2015.
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Navigated the company to receive a non-objection from the Federal Reserve on the 2016 Comprehensive Capital Analysis and Review (CCAR).
•
Initiated a common dividend and share repurchase program in 2016 and returned more than $400 million of capital to stockholders.
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Repurchased $697 million of preferred securities while eliminating all preferred dividends.
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Improved strategic message and financial transparency to stockholder community through leading our inaugural investor day and conducting extensive investors outreach.
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Maintained expense efficiency with an adjusted efficiency ratio of 45.4%, essentially flat to prior year, while investing in growth opportunities like wealth management, direct-to-consumer mortgage originations, credit card and transportation and equipment finance.

Diane E. Morais President, Consumer & Commercial Banking Products

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Exceeded retail deposit growth targets, posting growth of $11.1 billion in deposits in 2016, contributing to total retail deposits of $66.6 billion.
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Increased number of retail deposit customers by 16% year-over-year, with ongoing emphasis exceeding customer expectations and driving strong levels of advocacy.
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Continued to broaden target retail deposit customer population resulting in 50% of new customers from desirable Millennial segment.
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Achieved brand awareness all time high of 57% through launch of “Do It Right” brand campaign, positioning Ally as multi-product digital financial institution.
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Grew Corporate Finance held-for-investment portfolio 24% year-over-year as new technology and healthcare verticals contribute to the growth.
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Successfully launched Ally CashBack credit card program, exceeding initial expectations with strong customer response.
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Closed TradeKing acquisition adding online brokerage and wealth management to further diversify the business and progress as a leading, digital services company.
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Continued diversification of Ally’s mortgage business — launched Ally Home®, a direct-to-consumer mortgage business, and executed $3.8 billion of bulk purchase activity.
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Continued regulatory normalization, achieving Federal Reserve approval to become state member bank and simplification of governance structure.
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Created strong focus on controls, self-identification of issues and accountability for remediation. Created quality control oversight program for newly designed card and mortgage products. Ensured that teams are in full compliance with New Product Process/Governance with lens on identifying all key risks associated with new business lines.

Timothy M. Russi President Auto Finance

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Delivered pretax income of $1.4 billion on 2016.
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Acquired Blue Yield, a digital, direct-to-consumer online origination platform.
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Launched Transportation and Equipment Finance segment to further diversify Ally’s portfolio.
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Executed agreement with Carvana to provide financing support for Retail Contracts.
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Continued to build out Smart Auction technology.
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Successfully diversified product offerings to achieve results within stated risk appetite while maintaining focus on disciplined risk taking to generate attractive risk adjusted returns.

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David P. Shevsky Chief Risk Officer

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Provided strong leadership to ensure that Ally’s risk taking activities adhered to the company’s stated risk appetite.
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Ensured critical program delivery across all risk pillars, including credit, market, and operational risk and further institutionalized the company’s risk culture.
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Provided robust risk assessments and risk mitigation strategies over new products / new business including wealth management, direct to consumer automotive financing, direct to consumer mortgage financing and other key strategic initiatives across Ally.
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Actively managed the risk/reward tradeoff by supporting efforts to achieve improved risk-adjusted returns without risking safety and soundness.
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Achieved significant efficiencies through streamlined governance routines by eliminating duplicative committees across Ally.

Annual Cash Incentive Awards
For details on the annual cash-based incentive awards granted to the NEOs in respect of 2016 performance, see 2016 Compensation Decisions above and the Summary Compensation Table below.
For 2017, we anticipate factors similar to 2016 will be considered in determining individual incentive levels, which, if warranted, would be granted in a formulaic manner consistent with the total compensation mix and equity mix of the current compensation structure. The following 2017 financial and non-financial metrics, which align to our investor guidance, will form the basis for assessing Company performance:

•
Achieve financial targets and key enterprise business results, including Core ROTCE of approximately 10%; growing EPS approximately 15%; and growing adjusted tangible book value per share between 8-10%, while continuing to strategically reposition Ally;

•	Enhance One-Ally and LEAD Culture;

•	Proactively identify, assess and manage risk;

•	Position Ally Bank as the primary operating entity of the Company;

•	Optimize Auto Finance and position it for future changes;

•	Improve financial results and stockholder returns, as well as ensure Ally’s strong foundation for a bright future; and

•	Maintain an industry-leading brand and use it to advance our objectives.
Long-Term Incentive Awards
A central principle of our compensation program is linking our executives’ compensation directly to Company performance by awarding 50% or more of the TDC paid to the NEOs in the form of long-term equity incentive awards. Accordingly, commencing with the 2015 performance year, we granted both time-based RSUs and performance-based PSUs to our NEOs. We believe that our commitment to awarding a significant portion of the TDC paid to our NEOs in the form of RSUs and PSUs helps to further align the interests of our leaders and our stockholders, as the ultimate value received depends on the share price on the vesting date and, in the case of PSUs, the level of attainment of the applicable performance conditions.
The PSUs granted to our NEOs have a two-year performance period followed by an additional year of required service after which earned PSU awards will be fully vested and settled in shares. Any dividends declared over the vesting period will be accumulated and paid at settlement on the number of earned PSUs.
The performance metrics applicable to the PSUs are Core ROTCE and total shareholder value (TSV), each having an equal weight. We believe these two metrics align executive compensation with the Company’s operating performance, risk appetite, and long-term stockholder returns. These are balanced measures that ensure that NEOs are focused on the overall returns of the business and not motivated to drive performance on one measure or one business unit over another. The selection of Core ROTCE as a metric reflects management’s primary responsibility to produce an appropriate return on equity for stockholders. TSV, which is defined as growth in tangible book value per share plus dividends per share, was selected as we believe that growth in the value of tangible book value of the Company should result in increased long-term value creation for stockholders and is directly impacted by management performance. Core ROTCE and TSV are non-GAAP measures. Certain adjustments will be made to ensure that the measurement of performance reflects factors that management can directly control and that payout levels are not artificially inflated or impaired by factors unrelated to the ongoing operation of the business. Refer to Appendix A for information on calculation of the metrics.

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PSUs will pay out between 0% and 150% of target grant based on the achievement of predetermined goals for the metrics using a tiered structure rather than linear interpolation between goal levels. The tiers for payout under each of the metrics are as follows:

Tier	Payout Amount	Core ROTCE	Total Shareholder Value Growth Rate
Maximum	150%	>12%	>13%
Above Target, Under Maximum	125%	10.01% - 12%	10.01% - 13%
Target	100%	8.01% - 10%	7.01% - 10%
Above Threshold, Under Target	75%	6.01% - 8%	4.01% - 7%
Threshold	50%	4.01% - 6%	1.01% - 4%
Below Threshold	0%	<4.01%	<1.01%
Threshold, target and maximum goals were established for each metric that reflect performance expectations considering factors such as the Company’s prior-year performance, the current year’s financial plan, and the multi-year strategic plan. The threshold goal is set at what is considered the minimum acceptable performance level for payout of PSUs and corresponds to below-median performance and a compensation level. The target goal is set in line with our annual and long-range plan performance and corresponds to expectations for improved performance. The maximum goal equates to views of superior performance and corresponds to above-median performance and a compensation level.
Ally also utilizes RSUs for a portion of NEOs’ long-term equity incentives. While RSUs do not have explicit performance-vesting conditions, the ultimate value realized from the RSUs depends on the share price at vesting. This feature also applies to our PSUs to further align these awards with the interests of our stockholders. The RSUs are subject to time-based vesting and will vest and settle in shares in three equal annual installments on the first, second, and third anniversaries of the date of grant. All of Ally’s equity awards are subject to Ally’s enhanced Clawback and Recoupment Policy (see Clawback Provisions and Loss Trigger Review section for more details).
Benefits and Perquisites
We provide our NEOs with health and welfare benefits under the broad-based program generally available to all of our employees. This allows them to receive certain benefits that are not readily available to individuals except through an employer and to receive certain benefits on a pre-tax basis. Our benefit program includes the tax-qualified Ally Financial, Inc. Retirement Savings Plan (Savings Plan). We provide the Savings Plan in lieu of higher current cash compensation to ensure that employees have a source of retirement income and because these plans enjoy more favorable tax treatment than current compensation. Under the Savings Plan, employee contributions up to 6% of eligible compensation after one year of employment were matched 100% by Ally. The Savings Plan also provided a 2% nonmatching contribution on eligible compensation and a discretionary 2% nonmatching contribution on base pay in light of the Company’s 2016 performance. Nonmatching contributions fully vest after the individual has been employed for three years. Eligible compensation for the Savings Plan includes salary and annual cash bonus up to 50% of salary.
Ally also maintains a nonqualified benefit equalization plan for highly-compensated employees, including the NEOs. This plan is a nonqualified savings plan designed to allow for the equalization of benefits for highly compensated employees under the Ally 401(k) Program when such employees’ contribution and benefit levels exceed the maximum limitations on contributions and benefits imposed by the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended (the Code). This plan is maintained as an unfunded plan and all expenses for administration of the plan and payment of amounts to participants are borne by Ally. Ally suspended nonqualified contributions to its nonqualified Enhanced Retirement Savings Plan in 2009 and has not made any since, including in 2016. Therefore, employer contributions for 2016 were made only under the qualified savings plan, which limits contributions as required by the Code.
In addition to broad-based benefits, the NEOs receive limited additional benefits and perquisites so that the Company can remain competitive in attracting and retaining executive talent.
Executive Agreements
The NEOs are employed on an at will basis, and none of them is party to a separate employment agreement with the Company.

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Severance
The NEOs are eligible for benefits under the Ally Financial Inc. Severance Plan on the same basis as other Ally employees. See Potential Payments Upon Termination or Change in Control below.
Clawback Provisions and Loss Trigger Review
In connection with the risk assessment Ally conducted in 2016, the Company has reviewed all of its incentive compensation programs to ensure they include language allowing the Company to recoup incentive payments made to recipients in the event those payments were based on financial statements that are later found to be materially inaccurate. Incentive plans that did not include such language were revised to allow for incentive payments to be recovered. In addition, all recoupment practices were consolidated into a more comprehensive enterprise-wide Recoupment Policy. A recipient who fails to promptly repay Ally under such circumstances is subject to termination of employment.
Ally also engages in a “loss trigger” review process, which is applicable to Material Risk Takers (MRTs) who receive a deferred incentive compensation award (cash or equity-based) for a year in which they were classified as an MRT. Prior to the payout of any deferred incentive award to an MRT, the Company determines if a significant loss or other “negative risk outcome” has occurred that relates to the risk taking activities of the MRT. The Company’s senior leadership is responsible for assessing the involvement and responsibility of the MRT in the loss or other “negative risk outcome”. In the event that the CNGC determines there is involvement in a significant loss, senior leadership may recommend a downward adjustment or forfeiture of the any unpaid portion of the incentive compensation awarded to that MRT. Senior leadership consists of, at a minimum, the head of risk, the CFO and the MRT’s applicable head of business unit/function.
Stock-Ownership Guidelines
The Board believes that the interests of management and stockholders are further aligned by stock-ownership guidelines for the CEO and other members of the Purview Group. As a result, the Governance Guidelines provide for the following minimum ownership levels:

Officer	Stock Ownership
CEO:	5 times cash base salary
Other NEOs:	3 times cash base salary
Other Purview Group:	2 times cash base salary
Ownership is generally based on whether the executive is meaningfully exposed to changes in the share price of Ally stock and, as a result, includes shares owned outright, unvested RSUs and restricted stock, and earned but unvested PSUs and performance-based stock. Ownership levels are measured at year-end, and for a newly employed or promoted executive, the applicable level of ownership begins to apply in the year following employment or promotion. The Board understands, however, that some period of time beyond one year will be required for a newly employed or promoted executive to accumulate the requisite shares and that family or other personal reasons may necessitate a sale of accumulated shares. To ensure that the purposes of these stock-ownership guidelines are achieved, whenever the minimum ownership level is not achieved or maintained, the executive must retain 50% of the net (after tax) shares received from any equity grant that has been made since Ally’s initial public offering.
Anti-Hedging and -Pledging Policies
The CEO and other members of the Purview Group are subject to personal trading restrictions, including anti-hedging and -pledging policies, to further align the interests of management with those of stockholders. Refer to Security Ownership of Directors, Nominees, and Executive Officers earlier in this proxy statement for more information.
Timing of Equity-Based Awards
The CNGC typically approves equity-based awards annually at its January meeting when individual incentive awards are determined and approved. This meeting is prescheduled, and annual grants will typically be made after the release of our year-end earnings. In addition to the annual equity-based awards, the CNGC may approve equity-based grants for purview executives on a limited basis on other dates in special situations, such as the hire of an executive or to retain executives important to the success of the Company.
Tax and Accounting
Generally, we are subject to the ordinary limits on deductibility of compensation pursuant to the rules under Section 162(m) of the Code (Section 162(m)). These rules impose a $1 million limit on the amount that Ally may deduct for specified

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compensation paid in a taxable year to its CEO, and the next three most highly compensated executive officers other than its CFO. However, under IRS regulations, compensation paid pursuant to plans in place at the time of Ally’s IPO is exempt from this limit for a grandfathered period that runs until the earlier of our 2018 annual stockholders meeting or stockholder approval of a material modification to the plans. After the grandfathered period, performance-based compensation paid under plans that have been approved by stockholders will be excluded from the $1 million limit if conditions specified in IRS regulations are met. The tax effect of any compensation arrangement is only one factor to be considered in structuring performance-based awards, and this factor will be evaluated by the CNGC together with other considerations. The CNGC is not limited to paying compensation that is fully deductible and retains the flexibility to consider deductibility together with other relevant factors. The CNGC will also consider other tax and accounting aspects as well as other impacts of its executive compensation programs and will seek to balance these impacts with the need to attract, retain and motivate the executive team. Stockholder approval under Section 162(m) of the Incentive Plan (see Proposal No. 3) and the Performance Plan (see Proposal No. 5) will allow us to pay qualified performance-based compensation under Section 162(m) following the grandfather period.
CNGC REPORT
The CNGC is composed of four independent directors and operates under a written charter adopted by the Board. The CNGC annually reviews its charter and its practices. The Board has determined that all members of the CNGC are qualified to serve on the CNGC under applicable SEC rules, NYSE listing standards, and rules of the Department of the Treasury (including the independence, non-employee-director, and outside-director requirements for compensation-committee members).
The CNGC has reviewed and discussed with management the Compensation Discussion and Analysis that immediately precedes this report. Based on this review and discussion, the CNGC recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC.

Submitted by the Compensation, Nominating and Governance Committee
Kim S. Fennebresque (CNGC Chairman)
Robert T. Blakely
Franklin W. Hobbs
Marjorie Magner

As provided by SEC Regulation S-K, this CNGC Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 as amended or the Exchange Act.

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EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth specified information regarding the compensation paid by the Company during 2016, 2015 and 2014, and the cash bonuses awarded in respect of each of these years, as applicable, to the NEOs.

Name and Principal Position	Year	Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (d)	Total ($)
Jeffrey J. Brown	2016	1,000,000	2,400,000	3,974,140	157,121	7,531,261
Chief Executive Officer	2015	924,992	1,649,425	5,876,445	32,678	8,483,540
	2014	600,000	—	3,797,892	31,350	4,429,242
Christopher A. Halmy	2016	600,000	1,050,000	1,336,544	72,483	3,059,027
Chief Financial Officer	2015	600,000	736,539	2,676,924	32,525	4,045,988
	2014	500,000	—	1,850,000	31,668	2,381,668
Diane E. Morais	2016	550,000	1,075,000	1,307,713	56,990	2,989,703
President, Consumer & Commercial Banking Products	2015	543,838	757,692	2,734,616	29,947	4,066,093

Timothy M. Russi	2016	541,800	1,025,000	1,359,636	98,830	3,025,266
President Auto Finance	2015	510,566	850,615	2,780,770	33,233	4,175,184

David P. Shevsky	2016	500,000	400,000	402,524	209,015	1,511,539
Chief Risk Officer

William B. Solomon	2016	384,615	—	963,859	1,513,239	2,861,713
Former General Counsel	2015	503,307	463,846	1,422,322	38,394	2,427,869
	2014	500,000	—	1,830,000	37,604	2,367,604

(a)
The amounts in this column reflect the actual amounts of salary paid to the NEOs in the relevant fiscal year. These amounts do not include the values of any DSU equity awards, which are reflected in the “Stock Awards” column of this Summary Compensation Table. For the NEOs’ current base salaries, see Compensation Discussion & Analysis—Components of Ally’s Compensation Program-Cash Base Salary above.

(b)
The amounts in this column for 2016 represent the annual cash bonuses paid to the NEOs in February 2017 in respect of 2016 performance, based on achievement of the CNGC’s assessment of overall Company and individual performance. For additional information on these bonuses, see Compensation Discussion & Analysis—Components of Ally’s Compensation Program—Annual Cash Incentive Awards above.

(c)
The amounts in this column reflect the aggregate grant date fair values of the RSUs and PSUs granted in 2016 under the 2014 Incentive Plan to the NEOs, in each case, calculated in accordance with FASB ASC Topic 718. The actual value, if any, that the NEOs will realize for these awards is a function of the value of the underlying shares if and when these awards vest and, for PSU awards, the level of attainment of the applicable performance goal. The amounts for the PSUs were calculated based on the probable outcome of the performance condition as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. For these amounts, see the Grants of Plan—Based Awards in 2016 table below. The following are the values of the performance awards as of the grant date assuming attainment of the maximum level of performance: Mr. Brown, $2,980,605; Mr. Halmy $1,002,408; Ms. Morais, $784,638; Mr. Russi, $815,792; Mr. Shevsky, $241,528; and Mr. Solomon, $722,894. For additional information on how we account for equity-based compensation, see Note 24 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016.

(d)	This column includes the incremental cost of certain perquisites and other personal benefits provided to the NEOs. For 2016, these amounts include:

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	Jeffrey J. Brown	Christopher A. Halmy	Diane E. Morais	Timothy M. Russi	David P. Shevsky	William B. Solomon
Financial Counseling (1)	$3,500	$3,500	$—	$1,475	$—	$3,500
Liability Insurance (2)	475	475	475	475	475	356
Total Perquisites	3,975	3,975	475	1950	475	3,856
Life Insurance (3)	2,358	2,070	2,930	2,854	4,933	5,882
401(k) Contribution (4)	26,500	26,500	26,500	26,500	26,500	21,200
Relocation	—	—	—	—	101,506	—
Previously Accrued Benefit (5)	124,288	39,938	27,085	67,526	75,601	67,301
Separation Treatment (6)	—	—	—	—	—	1,415,000
Total All Other Compensation	$157,121	$72,483	$56,990	$98,830	$209,015	$1,513,239

(1)
We generally provide a modest taxable allowance to certain senior executives for financial counseling, tax preparation and estate planning services. Costs associated with this benefit are reflected in the table above, based on the actual charge for the services received. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(2)
We provide a taxable allowance for a personal umbrella liability insurance for certain executives. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(3)	Represents tax value of the Company provided life insurance for 2016.

(4)	Represents the employer contribution, Company match contribution and discretionary contribution made to each NEO’s account under the Ally 401(k) plan.

(5)	Relates to historical clean-up and payout of previously accrued benefit.

(6)	In connection with his resignation effective as of September 30, 2016, Mr. Solomon received a transitional payment for 4 months totaling $915,000 plus $500,000 severance paid in 2016.

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Grants of Plan Based Awards in 2016
The following table provides information on grants of plan-based awards made to our NEOs during 2016.

	Award	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards (a)			All Other Stock Awards: Number of Shares or Unit of Stock (#) (b)	Grant Date Fair Value of Stock or Unit Awards ($) (c)
			Threshold (#)	Target (#)	Maximum (#)
Jeffrey J. Brown	RSU	2/3/2016				116,339	1,987,070
	PSU (a)	2/3/2016	58,170	116,339	174,509	—	1,987,070
Christopher A. Halmy	RSU	2/3/2016				39,126	668,272
	PSU (a)	2/3/2016	19,563	39,126	58,689	—	668,272
Diane E. Morais	RSU	2/3/2016				45,938	784,621
	PSU (a)	2/3/2016	15,313	30,626	45,939	—	523,092
Timothy M. Russi	RSU	2/3/2016				47,762	815,775
	PSU (a)	2/3/2016	15,921	31,842	47,763	—	543,861
David P. Shevsky (d)	RSU	2/3/2016				14,140	241,511
	PSU (a)	2/3/2016	4,714	9,427	14,141	—	161,013
William B. Solomon (d)	RSU	2/3/2016				28,216	481,929
	PSU (a)	2/3/2016	14,108	28,216	42,324	—	481,929

(a)
These amounts reflect the PSUs granted to the NEOs in 2016, which are scheduled to vest between 0% and 150% of the number of shares shown in the “Target” sub-column based on attainment of both a service condition that will lapse on the third-anniversary of the date of grant and the achievement of the applicable Core ROTCE and TSV performance metrics during the performance period commencing on January 1, 2016 and ending on December 31, 2017. The amounts in the “Threshold” sub-column reflect the 50% of the shares shown in the “Target” sub-column that will vest on attainment of the service condition and the threshold performance level. If either the service condition or the threshold performance level is not attained, the PSU awards will be forfeited. The amounts in the “Target” sub-column reflect the 100% of the shares that will vest on attainment of the service condition and the target performance level. The amounts in the “Maximum” sub-column reflect the 150% of the shares that will vest on attainment of the service condition and the maximum performance level. For more information on the terms of these awards, see Compensation Discussion and Analysis-Components of Ally’s Compensation Program-Long-Term Incentive Awards above.

(b)
The amounts in this column represent the number of common shares of Ally underlying the award of RSUs granted to the NEOs in 2016 that are scheduled to vest over three years from the date of grant, based solely on service.

(c)
The amounts in this column reflect the aggregate grant date fair values of the awards, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and, for PSUs, based on the probable outcome of the applicable Core ROTCE and TSV performance metrics as of the grant date. The grant date fair value amounts shown do not reflect realized cash compensation by the NEOs. The actual value, if any, realized by each NEO for these awards is a function of the value of the shares if and when these awards vest. For the value of the PSUs, assuming attainment of the Core ROTCE and TSV performance metrics at the maximum level of performance, see footnote (c) to the Summary Compensation Table above. For additional information on how we account for equity-based compensation, see Note 24 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2016.

(d)	RSU awards for Mr. Shevsky and Mr. Solomon are non-forfeitable, having attained retirement eligibility pursuant to the terms of the awards.

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Outstanding Equity Awards at 2016 Fiscal Year End
The following table provides information regarding the outstanding equity awards held by the NEOs as of December 31, 2016. This table does not include the NEOs’ holdings of DSUs, the value of which is determined by reference to our common stock (see Nonqualified Deferred Compensation table below).

Name	Grant Date	Number Of Shares Or Units Of Stock That Have Not Vested (#) (a)	Market Value Of Shares Or Units Of Stock That Have Not Vested ($) (b)	Equity Incentive Plan Awards: Number of unearned shares, units or other rights that have not vested (#) (c)	Equity Incentive Plan Awards: Market or payout value of shares, units or other rights that have not vested (#) (b)
Jeffrey J. Brown	02/03/2016	116,339	2,212,768
	02/03/2016			116,339	2,212,768
	03/18/2015	177,305	3,372,346
Christopher A. Halmy	02/03/2016	39,126	744,177
	02/03/2016			39,126	744,177
	03/18/2015	79,787	1,517,553
Diane E. Morais	02/03/2016	45,938	873,741
	02/03/2016			30,626	582,507
	03/18/2015	79,787	1,517,553
Timothy M. Russi	02/03/2016	47,762	908,433
	02/03/2016			31,842	605,635
	03/18/2015	79,787	1,517,553
David P. Shevsky (d)	02/03/2016	14,140	268,943
	02/03/2016			9,427	179,302
	06/30/2015	3,344	63,608
	03/18/2015	10,639	202,349
	01/29/2015	16,356	311,091
William B. Solomon (d)	02/03/2016	28,216	536,668
	02/03/2016			28,216	536,668
	03/18/2015	35,462	674,478

(a)
The amounts reflected in this column represent the number of Ally common shares underlying (i) the supplemental one-time RSU awards granted in 2015 that are scheduled to vest in equal annual amounts over four years following the date of grant and (ii) the RSU awards granted to the NEOs in 2016 that are scheduled to vest over three years from the date of grant, in each case, based solely on service.

(b)	The market values of the awards were calculated by multiplying the number of shares underlying the awards by $19.02, which was the closing price of a common share of Ally on December 30, 2016.

(c)
The amounts reflected in this column represent the number of Ally common shares underlying the PSU awards granted to the NEOs in 2016 (with a performance period that is scheduled to end on December 31, 2017) and a service period that is scheduled to end on the third-anniversary of the date of grant, assuming attainment of the performance metrics at the target performance level. The actual number of Ally shares, if any, that will vest will be based on (i) the level of achievement of the Core ROTCE and TSV performance goals as of the actual end of the performance period and (ii) satisfaction of the applicable service condition. For more information on the terms of these awards, see Compensation Discussion and Analysis-Components of Ally’s Compensation Program-Long-Term Incentive Awards above.

(d)
Number of RSUs, unrelated to the one-time RSU award, that have not vested for Mr. Shevsky and the total number of shares or units of stock that have not vested for Mr. Solomon are non-forfeitable, as these grants have attained retirement eligibility pursuant to the terms of the awards.

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Option Exercises and Stock Vested in 2016
The following table provides information on the NEOs’ equity awards that vested in 2016. The NEOs do not hold any options.

Name	Number Of Shares Acquired On Vesting (#) (a)	Value Realized On Vesting ($) (b)
Jeffrey J. Brown	61,627	1,142,477
Christopher A. Halmy	27,700	513,464
Diane E. Morais	28,089	521,213
Timothy M. Russi	28,204	523,499
David P. Shevsky (c)	18,478	309,930
William B. Solomon	11,821	218,443

(a)
The amounts reflected in this table include the vesting in 2016 of the last 1/3 of Incentive Restricted Stock Unit (IRSU) awards granted to the NEOs in 2013 and the first quarter of the one-time RSU granted in 2015 that vested in 2016.  Upon vesting, IRSU awards settled in cash on December 18, 2016 for the following: Mr. Brown, 2,526 shares; Mr. Halmy, 1,104 shares; Ms. Morais, 1,493 shares; Mr. Russi, 1,608 shares and the remainder of the RSU awards were settled in shares. All amounts exclude those shares becoming nonforfeitable vesting solely due to retirement eligibility.

(b)
The value realized on vesting of the equity was calculated by multiplying the number of common shares underlying awards that vested in 2016 by the closing price of a common share of Ally on the vesting date. The closing prices ranged from $15.85 to $19.91.

(c)
The values for Mr. Shevsky include: 5,639 shares for the 2014 annual RSU grant; 4,661 shares for the first quarter of the one-time RSU granted in 2015 that vested in 2016; and, 8,178 shares for the 2015 annual RSU grant.

Nonqualified Deferred Compensation in 2016
The table below reflects year-end balances, Company distributions, and all earnings associated primarily with vested DSU awards and the Ally nonqualified equalization plan.

Name	Plan Name	Executive Contributions In Last Fiscal Year ($)	Registrant Contributions In Last Fiscal Year ($)	Aggregate Earnings In Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance At Last FYE ($)
Jeffrey J. Brown	Nonqualified Benefit	—	684	1,955	—	35,457
	Equalization Plan (a)
	DSUs (b)	—	—	(26,360)	1,113,622	246,136
Christopher A. Halmy	DSUs (b)	—	—	(12,850)	544,627	119,646
Diane E. Morais	Nonqualified Benefit
	Equalization Plan (a)	—	271	504	—	9,156
	DSUs (b)	—	—	(14,620)	617,866	136,839
Timothy M. Russi	Nonqualified Benefit	—	—	193	—	8,508
	Equalization Plan (a)
	DSUs (b)	—	—	(16,052)	678,514	150,420
David P. Shevsky	Nonqualified Benefit
	Equalization Plan (a)	—	1,185	1,512	—	27,008
William B. Solomon	Nonqualified Benefit	—	4,365	6,013	—	147,885
	Equalization Plan (a)
	DSUs (b)	—	—	(12,748)	538,856	119,438

(a)
The amounts reflect employee balances in the nonqualified Enhanced Retirement Savings Plan. Each participant is credited with earnings based on a set of investment options selected by the participant similar to 401(k) investment option to all employees, but employer contributions to this plan have not been made since 2009. For more information on this plan, see Compensation Discussion and Analysis-Components of Ally’s Compensation Program-Benefits and Perquisites above.

(b)
DSUs represent a contractual right to receive the value of a share at a future date. As of January 1, 2016, the NEOs held outstanding DSUs with values of $1,386,117 for Mr. Brown; $677,173 for Mr. Halmy; $769,329 for Ms. Morais; $844,986 for Mr. Russi; and $671,042 for Mr. Solomon.

Potential Payments Upon a Termination
Ally Financial Inc. Severance Plan
All NEOs are eligible to participate in the Company Severance Plan, which entitles each participant to receive a number of weeks of base salary using a tiered length of service schedule in the event of certain qualified terminations of his or her employment (as defined in the plan and summarized below). Under the schedule, as of December 31, 2016, Messrs. Brown, Halmy, and Russi and Ms. Morais were each eligible for cash severance equal to 39 weeks of his or her base pay; Mr. Shevsky

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is eligible for cash severance equal to 52 weeks of his base pay. The plan also provides for outplacement benefits at a level determined by the Company based on individual’s level within the organization, market conditions, and/or geographic area.
The Company Severance Plan generally defines qualified terminations of employment as: (i) the elimination of a participant’s current position, termination associated with the reduction in the total number of employees in the same department performing the same or similar job, or termination associated with a restructuring of different departments which results in the reduction in the total number of employees in the affected departments; (ii) a substantial change in current duties for which the participant no longer qualifies; (iii) a substantial change in the participant’s current duties which results in a 20% or more reduction in the participant’s base salary; or (iv) declining a geographic transfer to a new position offered to the participant upon the elimination of current position as an alternative to termination (provided that the participant was offered reimbursement of relocation expenses associated with the transfer in accordance with the Company’s then-current relocation program).
Equity Acceleration
Supplemental One-Time RSUs and 2016 RSUs
In the event of a NEO’s termination of employment (a) due to death, “disability or” “retirement,” (b) by Ally without “cause” or (c) in the case of the RSUs granted to the NEOs in 2016, due to a “qualifying termination” (as such terms are defined in the Ally Financial Inc. 2014 Incentive Plan (2014 Incentive Plan) and summarized below, the unvested portion of the RSU awards will fully vest as of the date of such termination of service and will be paid as follows: (i) in the case of a termination due to death or disability, within 75 days of such termination of employment and (ii) in the case of a termination by Ally without cause or due to a qualifying termination due to retirement, on the award’s original settlement dates.
In the case of the supplemental one-time RSUs granted to the NEOs in 2015, in the event of a NEO’s termination of employment due to a qualifying termination, or retirement as approved by the Company, the unvested portion will fully vest and will be paid on the original settlement dates.
In the case of a NEO who is employed by a business unit of the Company, if the NEO is terminated (i) as a result of a “sale of such business unit” (as defined in the 2014 Incentive Plan and summarized below) or (ii) without cause or due to a qualifying termination, in each case, within the 24-month period immediately following the sale of such business unit, then all unvested RSU awards will fully vest as of the date of such termination and will be paid on the award’s original settlement dates.
In the event of a change in control (as defined in the 2014 Incentive Plan and summarized below), if the RSU awards are not continued or converted into a restricted stock or RSU award over shares of the survivor or successor (or parent corporation) on a basis substantially equivalent to the consideration received by stockholders of Ally in connection with the change in control, the outstanding RSUs will vest and be immediately due and payable. If the RSUs are continued or converted as described above, then in the event of a termination of the NEO’s employment without cause or due to a qualifying termination within the 24-month period following the change in control, the RSUs will fully vest and become immediately payable.
2016 PSUs
In the event of a NEO’s termination of employment due to his or her death or disability, the PSU awards will fully vest as of the date of such termination of employment and will be paid within 75 days of such termination of employment, with the performance conditions applicable to the PSUs deemed achieved (i) at the target performance level if the termination of service occurs prior to the end of the performance period or (ii) based on actual performance if the termination of service occurs on or after the last day of the performance period.
In the event of a NEO’s termination of employment (a) due retirement, (b) by the Company without cause or (c) due to a qualifying termination (whether as a result of a sale of a business unit or otherwise), in each case, other than in connection with a change in control, the PSU awards will fully vest as of the date of such termination of employment, subject to achievement of the applicable Core ROTCE and TSV performance conditions and will be payable on the award’s original settlement dates. However, in the case of a termination of employment by the Company without cause or due to a qualifying termination (whether as a result of a sale of a business unit or otherwise), if the performance goals are achieved above the target performance level, the number of shares that will be payable in excess of the target number of shares will be prorated based on the number of calendar days during the performance period the NEO was employed by the Company.
In the event of a change in control, if the PSU awards are not continued or converted into a restricted stock award over shares of the survivor or successor (or parent corporation) on a basis substantially equivalent to the consideration received by stockholders of Ally in connection with the change in control, the outstanding PSUs will vest and be immediately due and payable. If the PSUs are continued or converted as described above, then in the event of a termination of the NEO’s

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employment without cause or due to a qualifying termination within the 24-month period following the change in control, the RSUs will fully vest and the award will be payable on the earlier of (i) the original payment date or (ii) (a) the date of his or her termination of employment for any reason other than due to death or disability or (b) within 75 days of the date of his or her termination due to death or disability. At the time of a change in control, PSU awards are converted to restricted stock as follows: (1) if more than half of the performance period has elapsed at the time of the change in control and achievement of the performance metrics is determinable, as determined by the CNGC, the performance goals will be deemed achieved based on actual performance as of the date of the change in control; and (2) if less than half of the performance period has elapsed at the time of the change in control or achievement of the performance metrics is not determinable, the performance goals will be deemed achieved at the target performance level.
Under the 2014 Incentive Plan, “cause,” “change in control,” “disability,” “qualifying termination,” “retirement,” and “sale of such business unit” are generally defined as follows:

•
“Cause” generally means, unless otherwise defined in any employment agreement with the participant (if any) or as otherwise provided in an individual award agreement, the participant’s: (i) felony indictment or misdemeanor conviction; (ii) failure to perform any material responsibility of the leadership position; (iii) a course of conduct, which would tend to hold the Company or any of its affiliates in disrepute or scandal, as determined by the Board in its sole discretion; (iv) failure to follow lawful directions of the Board; (v) any material breach of fiduciary duty to the Company; (vi) gross negligence; (vii) willful misconduct; (viii) failure to comply with a material Company policy; (ix) any act of fraud, theft, or dishonesty; (x) breach of any restrictive covenants set forth in the 2014 Incentive Plan; or (xi) failure to promptly repay any award payment that is determined to be owed to the Company pursuant to the recoupment or “clawback” provisions under the 2014 Incentive Plan.

•
“Change in control” generally means the occurrence of one or more of the following events: (i) any person or entity becomes, directly or indirectly, the beneficial owner of more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors; (ii) the replacement of a majority of the Company’s directors during any 12-month period; (iii) the consummation of (x) a merger or consolidation of the Company or any of its subsidiaries with any other entity, or the issuance of voting securities in connection with our merger or consolidation with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent at least 60% of the combined voting power and total fair market value of the securities of the Company or such surviving entity or parent outstanding immediately after such merger or consolidation or (y) any sale, lease, exchange or other transfer to any person (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries having a total gross fair market value equal to or more than 40% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s).

•
“Disability” generally means, unless otherwise provided in an individual award agreement, (i) a long-term disability that entitles the participant to disability income payments under any long-term disability plan or policy provided by the Company under which the participant is covered, as such plan or policy is then in effect; or (ii) if such participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “disability” means disability within the meaning of Treasury Reg. Section 1.409A-3(i)(4).

•
“Qualifying Termination” generally means a termination of employment or service as a result of any of the following: (i) elimination of the participant’s current position or reduction in the total number of employees in the same department performing the same or similar job; (ii) a substantial change in current duties for which the employee no longer qualifies; (iii) a substantial change in current duties, which results in a twenty percent (20%) or more reduction in salary; or (iv) declining a geographic transfer to a new position offered to the participant upon the elimination of current position as an alternative to termination (provided that the participant was offered reimbursement of relocation expenses associated with the transfer in accordance with the Company’s then-current relocation program).

•
"Retirement” generally means a termination of employment or service other than for cause following attainment of (i) age 55, and the total of age and years of service to the Company and its affiliates equals or exceeds 70, or (ii) age 65.

•
“Sale of such business unit” generally means whether effected directly or indirectly, or in one transaction or a series of transactions: (i) any merger, consolidation, reorganization or other business combination pursuant to which a “business unit” (i.e., a single business or product line or related group of business or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division, including, but not limited to, the Company’s North American Auto Finance, Insurance and

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Commercial Finance divisions, and which consist of a group of legal entities rolling up to a holding company that is a wholly-owned subsidiary of the Company) and an acquirer and/or all or a substantial portion of their respective business operations are combined in a manner that generally results in a “change in control” (as defined in the 2014 Incentive Plan and summarized below) of the business unit (using certain specified criteria of such “change in control” definition under the 2014 Incentive Plan); or (ii) the sale, transfer or other disposition of all or substantially all of the capital stock or assets of the subsidiaries of the Company included in the business unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, joint venture over which the Company does not exercise voting control or otherwise.
The tables below for each of the active NEOs reflect the payments and benefits to which each of the active NEOs would have been entitled under the Company’s compensation and benefit plans in the event of a change in control, an involuntary termination by the Company without cause, a Qualifying Termination or a termination due to death or disability, in each case, as of December 31, 2016. The amounts reflected in the tables below for “Equity Acceleration”: (i) do not include the value of any stock awards that were vested (or non-forfeitable due to retirement provisions) as of December 31, 2016 or any DSUs (which are reported in the Nonqualified Deferred Compensation Table above) and (ii) assume achievement of any applicable performance goals at the target performance level.

Jeffrey J. Brown, Chief Executive Officer
	Termination without Cause or Qualifying Termination ($)	Termination following a Change in Control ($)	Death/Disability ($)
Base Salary (a)	750,000	750,000	—
Annual Incentive	—	—	—
Equity Acceleration (b)	7,797,881	7,797,881	7,797,881
Outplacement (c)	20,000	20,000	—
Total	8,567,881	8,567,881	7,797,881

(a)
Represents a cash payment under the Company Severance Plan equal to 39 weeks’ of base salary in the event of a “Qualified Termination of Employment” (as defined in the plan). Mr. Brown’s annual base salary rate as of December 31, 2016 was $1,000,000.

(b)
Represents the value associated with the Equity Acceleration of the unvested portion of (i) the supplemental one-time RSUs granted in 2015 in the event of a termination of employment by Ally without cause or due to death or disability, as the case may be, and (ii) the RSUs and PSUs granted in 2016 in the event of a termination of employment by Ally without cause or due to a qualifying termination or due to death or disability, as the case may be, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $19.02, which was the closing price of a common share of Ally on December 30, 2016.

(c)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual-by-individual basis.

Christopher A. Halmy, Chief Financial Officer
	Termination without Cause or Qualifying Termination ($)	Termination following a Change in Control ($)	Death/Disability ($)
Base Salary (a)	450,000	450,000	—
Annual Incentive	—	—	—
Equity Acceleration (b)	3,005,907	3,005,907	3,005,907
Outplacement (c)	20,000	20,000	—
Total	3,475,907	3,475,907	3,005,907

(a)
Represents a cash payment under the Company Severance Plan equal to 39 weeks’ of base salary in the event of a “Qualified Termination of Employment” (as defined in the plan). Mr. Halmy’s annual base salary rate as of December 31, 2016 was $600,000.

(b)
Represents the value associated with the Equity Acceleration of the unvested portion of (i) the supplemental one-time RSUs granted in 2015 in the event of a termination of employment by Ally without cause or due to death or disability, as the case may be, and (ii) the RSUs and PSUs granted in 2016 in the event of a termination of employment by Ally without cause or due to a qualifying termination or due to death or disability, as the case may be, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $19.02, which was the closing price of a common share of Ally on December 30, 2016.

(c)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual-by-individual basis.

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Diane E. Morais, President, Consumer & Commercial Banking Products
	Termination without Cause or Qualifying Termination ($)	Termination following a Change in Control ($)	Death/Disability ($)
Base Salary (a)	412,500	412,500	—
Annual Incentive	—	—	—
Equity Acceleration (b)	2,973,801	2,973,801	2,973,801
Outplacement (c)	20,000	20,000	—
Total	3,406,301	3,406,301	2,973,801

(a)
Represents a cash payment under the Company Severance Plan equal to 39 weeks’ of base salary in the event of a “Qualified Termination of Employment” (as defined in the plan). Ms. Morais’s annual base salary rate as of December 31, 2016 was $550,000.

(b)
Represents the value associated with the Equity Acceleration of the unvested portion of (i) the supplemental one-time RSUs granted in 2015 in the event of a termination of employment by Ally without cause or due to death or disability, as the case may be, and (ii) the RSUs and PSUs granted in 2016 in the event of a termination of employment by Ally without cause or due to a qualifying termination or due to death or disability, as the case may be, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $19.02, which was the closing price of a common share of Ally on December 30, 2016.

(c)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual-by-individual basis.

Timothy M. Russi, President, Auto Finance
	Termination without Cause or Qualifying Termination ($)	Termination following a Change in Control ($)	Death/Disability ($)
Base Salary (a)	412,500	412,500	—
Annual Incentive	—	—	—
Equity Acceleration (b)	3,031,622	3,031,622	3,031,622
Outplacement (c)	20,000	20,000	—
Total	3,464,122	3,464,122	3,031,622

(a)
Represents a cash payment under the Company Severance Plan equal to 39 weeks’ of base salary in the event of a “Qualified Termination of Employment” (as defined in the plan). Mr. Russi’s annual base salary rate as of December 31, 2016 was $550,000.

(b)
Represents the value associated with the Equity Acceleration of the unvested portion of (i) the supplemental one-time RSUs granted in 2015 in the event of a termination of employment by Ally without cause or due to death or disability, as the case may be, and (ii) the RSUs and PSUs granted in 2016 in the event of a termination of employment by Ally without cause or due to a qualifying termination or due to death or disability, as the case may be, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $19.02, which was the closing price of a common share of Ally on December 30, 2016.

(c)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual-by-individual basis.

David P. Shevsky, Chief Risk Officer
	Termination without Cause or Qualifying Termination ($)	Termination following a Change in Control ($)	Death/Disability ($)
Base Salary (a)	500,000	500,000	—
Annual Incentive	—	—	—
Equity Acceleration (b)	265,957	265,957	265,957
Outplacement (c)	20,000	20,000	—
Total	785,957	785,957	265,957

(a)
Represents a cash payment under the Company Severance Plan equal to 52 weeks’ of base salary in the event of a “Qualified Termination of Employment” (as defined in the plan). Mr. Shevsky’s annual base salary rate as of December 31, 2016 was $500,000.

(b)
Represents the value associated with the Equity Acceleration of the unvested portions of the supplemental one-time RSUs granted in 2015 in the event of termination of employment by Ally without cause or due to death or disability, as the case may be, determined by multiplying the number of shares underlying the unvested portion of such award by $19.02, which was the closing price of a common share of Ally on December 30, 2016. Mr. Shevsky’s outstanding RSU awards granted in 2015 and 2016, and PSU awards granted in 2016 would not require acceleration as he has attained retirement eligibility pursuant to the terms of the awards. As of December 31, 2016, the value of his outstanding RSU and PSU awards was $759,335.

(c)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual-by-individual basis.

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Payments to Mr. Solomon in Connection with Resignation
In connection with Mr. Solomon’s resignation effective as of September 30, 2016, Mr. Solomon received a transitional payment for four months totaling $915,000, plus severance payments equal to $500,000.

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OTHER PROPOSALS

PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
The Dodd-Frank Wall Street Reform and Consumer Protection Act enables the Company’s stockholders to vote to approve, on an advisory (non-binding) basis, the compensation of the NEOs as disclosed in this proxy statement in accordance with the SEC’s rules.
Under the Company’s executive compensation programs, the NEOs are rewarded for the achievement of specific annual, long-term, strategic and corporate goals, and the realization of increased stockholder value. Please read the Compensation Discussion and Analysis above along with the information in the compensation tables for additional details about the executive compensation programs, including information about the fiscal year 2016 compensation of the NEOs.
Stockholders are asked to indicate their support for the NEO compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the NEOs’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies and practices described in this proxy statement. Accordingly, stockholders are requested to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosures.”
This say-on-pay vote is advisory, and, therefore, not binding on the Company, the CNGC or the Board. The Board and the CNGC value the opinions of stockholders, and to the extent there is a significant vote against the NEO compensation as disclosed in this proxy statement, the CNGC will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.
The Board recommends that stockholders vote FOR the advisory resolution approving the compensation paid to our named executive officers.

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PROPOSAL 3 — APPROVAL OF THE ALLY FINANCIAL INC. INCENTIVE COMPENSATION PLAN
On March 15, 2017, upon the recommendation of the CNGC, the Board adopted the Ally Financial Inc. Incentive Compensation Plan (Incentive Plan), subject to approval by our stockholders. The Incentive Plan is intended to amend and restate the Company’s existing equity compensation plan—the Ally Financial Inc. 2014 Incentive Compensation Plan (2014 Incentive Plan) which was approved by our stockholders prior to our initial public offering. Stockholder approval of the Incentive Plan will constitute approval of the material terms of the performance goals under the Incentive Plan for purposes of Section 162(m) of the Code (see Section 162(m) Performance Goals below).
In connection with the design and adoption of the Incentive Plan, the Board and CNGC carefully considered our anticipated future equity needs, our historical equity compensation practices (including our historical “burn rate” under the (2014 Incentive Plan) and the advice of the CNGC’s independent compensation consultant. Subject to stockholder approval the aggregate number of shares authorized under the Incentive Plan is 30,430,588 shares and consists of:

•	21,597,740 shares that remained available for issuance under the 2014 Incentive Plan as of December 31, 2016; and

•	8,832,848 additional shares, subject to stockholder approval of the Incentive Plan at the Annual Meeting.
If the Incentive Plan is approved by our stockholders, the Incentive Plan will amend and restate the 2014 Incentive Plan.
If the Incentive Plan is not approved by our stockholders, the 2014 Incentive Plan will remain in effect in its current form, and we will continue to be able to grant equity incentive awards under the 2014 Incentive Plan until its expiration on March 3, 2024.
Considerations for the Approval of the Incentive Plan
The Incentive Plan has been designed to build upon the effectiveness of the 2014 Incentive Plan and incorporates the best governance practices to further align our equity compensation program with the interests of our stockholders. The following is a list of some of the primary factors to be considered by stockholders in connection with approving the Incentive Plan:

•	Governance Best Practices. The Incentive Plan incorporates the following corporate governance best practices that protect the interests of our stockholders:

•
No tax gross-ups. No participant is entitled under the Incentive Plan to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the plan.

•
No “liberal” change in control definition. The change in control definition in the Incentive Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a merger transaction; rather, a change in control must actually occur in order for the change in control provisions in the Incentive Plan to be triggered.

•
Double-trigger vesting upon a change in control. The Incentive Plan provides that upon a change in control, any acceleration of the vesting of outstanding awards under the plan would occur on a “double-trigger” basis-i.e., upon either (i) a participant’s qualifying termination of employment on or within 24 months following such change in control or (ii) the failure of the survivor or successor (or its parent) to continue in effect or assume the awards following such change in control.

•
Limitations on share recycling of options and stock appreciation rights. Shares that are withheld as payment for the exercise price or for tax withholding upon the exercise of options or stock appreciation rights (SARs) will not be available again for future issuance under the Incentive Plan.

•
No repricings or cash buyout of “underwater” awards. Neither a repricing of options and SAR awards nor a cash buyout of underwater options or SARs is permitted without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.

•
No evergreen provision. As with the 2014 Incentive Plan, the Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.

•
Clawback of awards. The CNGC has the authority to implement any clawback policy or procedures necessary to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and has the authority to subject awards under the Incentive Plan to any clawback or recoupment policies that the Company has in place from time to time.

•
Restricted dividends and dividend equivalents on all full-value awards. The Incentive Plan permits payment of dividends and dividend equivalents on all full-value awards (both time-based and performance-based) only if and

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when the underlying award vests. The Incentive Plan also prohibits the payment of dividend equivalents on shares subject to outstanding options or SAR awards.

•	Stock-ownership guidelines. Our CEO and or other NEOs are subject to stock-ownership guidelines, as described in Executive Compensation-Compensation Discussion and Analysis-Stock-Ownership Guidelines.

•
Modest Share Usage and Stockholder Dilution. When determining the number of shares authorized for issuance under the Incentive Plan, the Board and CNGC carefully considered the potential dilution to our current stockholders and projected future share usage needs for the Company to be able to make competitive grants to participants.

Specifically, our Board and the CNGC considered a number of factors, including:

•
Low Dilution: As of December 31, 2016, we have 7,517,000 deferred stock units and restricted stock units outstanding. Further, there are 21,597,740 shares remaining available for awards under the 2014 Incentive Plan and 264,045 shares remaining for awards under the 2014 Non-Employee Directors Equity Compensation Plan. In aggregate, these outstanding equity awards and remaining available shares, when combined with the 8,832,848 new shares under the Incentive Plan, if approved by our stockholders, result in a simple dilution level of approximately 8.17%. We calculate “simple dilution” as the total of (a) shares underlying outstanding awards plus shares available for issuance for future awards, divided by (b) the total number of shares outstanding.

•
Conservative Historical and Projected Share Usage: Under the Company’s current equity incentive program implemented in 2016 our annual burn rate for 2016 was 0.7%. Our annual equity grants made in February 2017 were consistent with this program. Based on our conservative usage of shares authorized for issuance under the 2014 Incentive Plan and our reasonable expectation of future equity usage, we believe that the number of shares being requested for authorization under the Incentive Plan will last at least 5 years, depending on factors such as stock price movement, participation levels and corporate activities that could impact our grant practices.

•
Section 162(m) of the Code. As discussed in more detail in Section 162(m) Performance Goals below, approval by our stockholders of the Incentive Plan will provide us greater flexibility to grant cash- and equity-based awards that qualify as performance-based compensation in accordance with Section 162(m) of the Code.

•
Attract and Retain Talent. We grant equity incentive awards to a broad spectrum of our employees, not only executives and named executive officers. Approving the Incentive Plan will enable us to continue to recruit, retain and motivate top talent at many levels within the Company necessary to our success following the expiration of the 2014 Incentive Plan.

Section 162(m) Performance Goals
Stockholder approval of the Incentive Plan will constitute approval of the material terms of the performance goals under the Incentive Plan for purposes of Section 162(m). We are seeking stockholder approval of the material terms of the performance goals under the plan to provide us with additional flexibility to grant awards that meet the requirements to avoid the disallowance of tax deductibility under Section 162(m).
Section 162(m) generally limits the federal income tax deduction for compensation paid to any person who serves as CEO or who is one of the three other most highly compensated executive officers, other than the CFO, of a publicly held corporation (each such person, a Covered Employee) to $1 million per year, with an exception for qualified performance-based compensation.
One of the requirements of the qualified performance-based compensation exception under Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to, and approved by, stockholders. For purposes of Section 162(m), the material terms of the performance goals are:

•	the individuals eligible to receive compensation (see Summary of the Incentive Plan-Eligibility below);

•	a description of the business criteria on which the performance goals are based (see Summary of the Incentive Plan-Performance Goals below); and

•
either the maximum amount of compensation that could be paid to an employee if the performance goals are attained or the formula used to calculate the amount of compensation to be paid to the employee if the performance goals are attained (see Summary of the Incentive Plan-Individual Limits for Section 162(m) Purposes below).

The incentive compensation paid to our executive officers has historically been exempt from the limit under Section 162(m) pursuant to a three-year post-IPO exception which applies until the Annual Meeting. The Ally Financial Inc. 2014 Executive Performance Plan, which was previously approved by our stockholders prior to our initial public offering will be used to grant incentive compensation subject to its re-approval by stockholders, which will ensure the awards comply with

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Section 162(m) going forward. By approving the Incentive Plan, our stockholders will provide us with more flexibility and an additional means to ensure that the compensation we pay to our executive officers is fully deductible for federal income tax purposes under Section 162(m).
Summary of the Incentive Plan
The following is a summary of the principal features of the Incentive Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the Incentive Plan, a copy of which has been filed with the SEC with this proxy statement as Appendix B.
Purpose
The purpose of the Incentive Plan is to motivate and reward those employees who are expected to contribute significantly to the success of the Company and to further the best interests of the Company and our stockholders.
Eligibility
Our employees are eligible to receive awards under the Incentive Plan. As of December 31, 2016, there were approximately 7,600 employees eligible to receive awards under the Incentive Plan.
Authorized Shares
Subject to equitable adjustment (as described below), other than with respect to replacement awards (i.e., awards granted in assumption of, or in substitution for, outstanding awards granted by a company or other business that we acquire or with which we combine), the maximum number of shares that may be issued under the Incentive Plan shall not exceed, in the aggregate, 30,430,588 shares. The shares available for issuance under the plan may consist, in whole or in part, of authorized and unissued shares or shares acquired by the Company.
If an award under the Incentive Plan is forfeited, expires, terminates or otherwise lapses or is settled in cash, in whole or in part, without the delivery of shares, the shares covered by such award will again be available for issuance under the plan. In the event that withholding tax liabilities arising from an award under the plan (other than options or SARs) are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, such tendered or withheld shares will be added to the shares available for issuance pursuant to awards under the plan. However, the following will not again become available for issuance under the Incentive Plan: (i) shares tendered or withheld in respect of taxes or to pay the exercise price of options or SARs, (ii) any shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof and (iii) any shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.
The maximum number of shares that may be issued pursuant to incentive stock options is 30,430,588 shares.
Individual Limits for Section 162(m) Purposes
With respect to awards granted to participants under the Incentive Plan that are intended to qualify as performance-based compensation within the meaning of Section 162(m) pursuant to the terms of the Incentive Plan, no participant may be granted in any calendar year:

•	options and SARs that relate to more than 2,000,000 shares;

•
performance awards (other than those granted in the form of options or SARs) denominated in shares, which could result in the delivery to the participant of more than 1,000,000 shares under the operation of the applicable performance goal or formula; and

•	performance awards denominated in cash, which could result in a payout to the participant of more than $10,000,000 under the operation of the applicable performance goal or formula.
Awards granted under the Incentive Plan in settlement of awards that have separately satisfied the performance-based compensation exception within the meaning of Section 162(m) pursuant to the Performance Plan will not be counted against the individual limits above. In addition, each of the foregoing limits shall be multiplied by two for awards granted to a participant in the year his or her employment or service with the Company commences. If the CNGC determines to settle in cash a performance award that is denominated in shares, the maximum aggregate amount of cash that may be paid pursuant to such awards in a fiscal year will be equal to the fair market value of a share on the relevant payment or settlement date multiplied by the number of shares eligible for settlement under such award. The foregoing limitations will not apply to replacement awards.

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Administration
The Incentive Plan is administered by the CNGC. To the extent necessary or desirable to comply with applicable regulatory regimes, any action by the CNGC will require the approval of committee members who are:

•	independent, within the meaning of and to the extent required by applicable rulings and interpretations of the applicable stock market or exchange on which our shares are quoted or traded;

•	“non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act; and

•	“outside directors” pursuant to Section 162(m).
The CNGC (or its delegate) has authority under the Incentive Plan to:

•	designate participants;

•
determine (i) the types of awards (including replacement awards) to be granted, (ii) the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) awards, (iii) the extent to which awards may be settled or exercised in cash, shares, other awards, other property or net settlement (or any combination thereof), or cancelled, forfeited or suspended, and the methods thereof, (iv) the extent to which cash, shares, other awards or other property may be deferred automatically or at the election of the holder or the CNGC, and (v) other terms and conditions of awards;

•	waive any conditions or rights under any awards, or amend the terms or conditions of any outstanding awards;

•
correct any defect, supply any omission or reconcile any inconsistency in the plan or any award agreement, in the manner and to the extent it shall deem desirable to carry the plan or award into effect;

•	interpret and administer the plan and any instrument or agreement relating to, or award made under, the plan;

•	establish, amend, suspend or waive rules and procedures as it shall deem appropriate for the proper administration of the plan;

•
appoint such agents and advisors and determine such terms of their engagement as the CNGC shall deem appropriate for the proper administration of the plan and due compliance with applicable law, stock market or exchange rules or accounting or tax rules; and

•	make any other determination and take any other action that it deems necessary or desirable to administer the plan.
To the extent permitted by applicable law, stock market or exchange rules or accounting or tax rules, the CNGC may delegate some or all of its authority under the Incentive Plan (including the authority to grant awards under the plan (including off-cycle, new hire, promotion or retention awards) to one or more members of the CNGC or officers of the Company (except that such delegation will not be applicable to any award (i) for a person then covered by Section 16 of the Exchange Act or (ii) that is intended to meet the requirements of the qualified performance-based compensation exception under Section 162(m)).
Types of Awards
The Incentive Plan provides for grants of stock options, SARs, RSUs, restricted stock, performance awards and other stock-based awards:

•
Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (other than a replacement option award) will be determined by the CNGC and may not be less than the “fair market value” of a share of our common stock (defined in the Incentive Plan as the closing price of a share of our common stock on the date of grant (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred). The CNGC will determine the date after which each stock option may be exercised, the expiration date of each option (provided that no option will be exercisable more than 10 years after the grant date), and the form in which payment will be made upon exercise. If an option would expire when trading in shares of our common stock is prohibited by law or the Company’s insider trading policy, the term of the option will extend to 30 days subsequent to the termination of the prohibition. Subject to equitable adjustment (as described below), no grant of options may be accompanied by a tandem grant providing dividends, dividend equivalents or other distributions be paid on such options. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Code.

•
SARs. SARs represent a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of our common stock from the grant date. The per share exercise price of a SAR (other than a replacement SAR

44

award) will be determined by the CNGC but may not be less than the “fair market value” of a share of our common stock (as defined in the Incentive Plan and summarized above). The CNGC will determine the date on which each SAR may be exercised or settled, in whole or in part, and the expiration date of each SAR. However, no SAR will be exercisable more than 10 years from the grant date. If a SAR would expire when trading in shares of our common stock is prohibited by law or the Company’s insider trading policy, the term of the SAR will extend to 30 days subsequent to the termination of the prohibition. Subject to equitable adjustment (as described below), no grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SAR.

•
Restricted Stock Units (RSUs). RSUs represent a contractual right to receive a share (or cash in an amount equal to the value of a share) at a future date, subject to specified vesting and other restrictions. The CNGC will determine the terms and conditions of RSUs.

•
Restricted Stock. Restricted stock is an award of shares that is subject to restrictions on transfer and a substantial risk of forfeiture. The CNGC will determine the terms and conditions of restricted stock awards.

•
Performance Awards. Performance awards, which may be denominated in cash, shares or a combination thereof, will be earned upon achievement of performance conditions specified by the CNGC. The CNGC has authority to specify that any other award granted under the Incentive Plan will constitute a performance award by conditioning the exercisability or settlement of the award on the satisfaction of performance goals. The CNGC may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, provided that the performance goals for awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) will be limited to the performance goals set forth in the Incentive Plan (as described below in Performance Goals).

•
Other Stock-Based Awards. The CNGC is authorized to grant other stock-based awards, which may be denominated, payable or valued in or based on, in whole or in part, shares of our common stock or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon our performance or that of our business units or any other factors designated by the CNGC.

•
Dividends and dividend equivalents. Dividends and dividend equivalent payments that relate to restricted stock awards, RSUs or Performance Awards may not be paid until the award vests. The Incentive Plan prohibits the payment of dividend equivalents on shares subject to outstanding options or SAR awards.

Performance Goals
The performance goals for awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) will be limited to the following: overhead costs, general and administration expense, market price of a share of our common stock, cash flow, reserve value, net asset value, book value, earnings, net income, operating income, cash from operations, revenue growth, margin, earnings before interest, taxes, depreciation and amortization (EBITDA), net capital employed, return on assets, stockholder return, reserve replacement, return on equity, return on capital employed, production, assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified goals relating to acquisitions or divestitures, as consistently applied by the Company where applicable.
These performance goals may be (i) measured on an absolute (e.g., plan or budget) or relative basis, (ii) established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, and/or (iii) based on a ratio or separate calculation of any performance criteria. Relative performance may be measured against a group of peer companies, a financial market index, one or more of the performance goals themselves, a previous period’s results or other acceptable objective and quantifiable data or other information. Performance goals may vary from performance award to performance award, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.
Performance goals that are financial metrics may be determined in accordance with United States GAAP or may be based on, or able to be derived from GAAP (including core or operating metrics), and may be adjusted when established (or to the extent permitted under Section 162(m), at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. If the CNGC determines that a change in the business, operations, structure (including capital structure) of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the CNGC may modify the performance objectives, the related minimum acceptable level of achievement or the length of the performance period, in each case in whole or in part, as the CNGC deems appropriate and equitable. However, in the case of an award held by a Covered Employee and intended to meet the requirements of the

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qualified performance-based compensation exception under Section 162(m), such modifications may be made only to the extent the award will continue to meet the requirements of the qualified performance-based compensation exception under Section 162(m) following such modifications.
In setting performance goals, the CNGC may exclude from the performance goals the impact of designated items, including items such as: (i) acquisitions, divestitures, restructurings and discontinued operations (including exit or disposal of a business); (ii) expenses or charges relating to the Company’s share repurchases; (iii) any expense, charge or benefit relating to the establishment, acquisition, improvement, leasing, lease termination or disposition of any Company properties, offices or locations; (iv) extraordinary items, and other unusual or infrequently occurring charges or events; (v) asset write-downs (including adjustments to the value of assets and partial and complete write-offs); (vi) any reorganization or change in the corporate structure or capital structure of the Company (including the creation or expensing of reserves for debt-related issues, the issuance of new securities, the insolvency of any business line or other capital events; (vii) foreign exchange gains and losses; (viii) business interruption events; (ix) unbudgeted capital expenditures; (x) unrealized investment gains and losses; (xi) impairments including impairment or disposal of long-lived assets or the impairment of goodwill and other intangible assets; (xii) the impact of changes in fair value of long-term and short-term borrowings resulting from fluctuations in the Company’s credit spreads and charges relating to pre-payment or other early retirement of borrowings; (xiii) litigation or regulatory costs or settlements and limitation, non-core expenses, compensation-related expenses, employee reduction expenses, business curtailment expenses, sales and marketing expenses or technology development and implementation expenses); (xiv) expenses paid in advance or in arears; (xv) tax expenses, assets and benefits; (xvi) amortization and depreciation accruals and expenses; (xvii) specified expense items (including, without limitation, non-core expenses, compensation-related expenses, employee reduction expenses, business curtailment expenses, sales and marketing expenses or technology development and implementation expenses); (xviii) specified revenue items (including, without limitation, non-core revenues or extraordinary revenue items); and (xix) changes in laws, regulatory guidance, or accounting principles or methods.
Equitable Adjustments
In the event that the CNGC determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase our shares or other securities of the Company, issuance of shares of the Company pursuant to the anti-dilution provisions of the Company’s securities, or other similar corporate transaction or event affecting the Company’s shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, then the CNGC will, subject to applicable law, adjust equitably, so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:

•
the number and type of shares or other securities of the Company or the amount of cash, which thereafter may be made the subject of awards, including the aggregate and individual award limits under the Incentive Plan;

•
the number and type of shares or other securities of the Company subject to outstanding awards under the Incentive Plan (including, as necessary or appropriate, any applicable performance targets or criteria with respect thereto); and

•	the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award.
Termination of Service
Unless otherwise provided in an individual award agreement, in the event of a participant’s termination of employment or service:

•
due to death or “disability” (as defined in the Incentive Plan and summarized below), then: (i) all unvested awards will become vested and nonforfeitable as of the date such termination of employment or service; (ii) any performance awards for which the applicable performance period has not elapsed will vest at the target performance level; (iii) awards (other than options and SARs) will be settled within 75 days of becoming nonforfeitable; and (iv) options and SARs will become immediately exercisable as of the date of such termination of employment or service and will remain outstanding until the first anniversary of the date of termination;

•
(a) by reason of the participant’s “retirement” (as defined in the Incentive Plan and summarized below), (b) in the case of a participant employed by a “business unit” (as defined in the Incentive Plan and summarized below) of the Company, (x) by reason of a “sale of such business unit” (as defined in the Incentive Plan and summarized below) or

46

(y) by the Company without “cause” (as defined in the Incentive Plan and summarized below) or as a result of a “qualifying termination” (as defined in the Incentive Plan and summarized below) during the 24-month period immediately following the sale of such business unit, then: (i) all unvested awards will become vested and nonforfeitable on the date of such termination of employment or service; (ii) awards (other than options and SARs) will be settled in accordance with their terms (including all applicable restrictive covenants); and (iii) options and SARs will become exercisable as of the date of such termination of employment or service and will remain outstanding until the earlier of (A) the expiration of such option or SAR and (B) the first anniversary of such termination of employment or service; however, any award held by a Covered Employee and intended to meet the requirements of qualified performance-based compensation under Section 162(m) will only be paid if the applicable performance goals are satisfied;

•
by the Company without cause or otherwise as a result of a qualifying termination in circumstances not described above, then: (i) all unvested awards (other than those portions of any award scheduled to become nonforfeitable within the 12 months following the date of such termination of employment or service) will be forfeited; (ii) any award (or portion thereof) not forfeited pursuant to the immediately preceding clause (iii) will become vested and nonforfeitable on the date of such termination of employment or service; (iv) awards (other than options and SARs) will be settled in accordance with their terms (including all applicable restrictive covenants); and (v) options and SARs will become exercisable as of the date of such termination of employment or service and will remain outstanding until the earlier of (A) the expiration of such option or SAR and (B) the first anniversary of such termination of employment or service; however, any award held by a Covered Employee and intended to meet the requirements of qualified performance-based compensation under Section 162(m) will only be paid if the applicable performance goals are satisfied; and

•	by the Company for cause, then all awards (whether vested or unvested) will be immediately cancelled.
In the event of a participant’s termination of employment or service for any reason other than those described above, all unvested awards will be forfeited.
Under the Incentive Plan, “cause,” “disability,” “qualifying termination,” “retirement,” and “sale of such business unit” are generally defined as follows:

•
“Cause” generally means, unless otherwise defined in any employment agreement with the participant (if any) or as otherwise provided in an individual award agreement, the participant’s: (i) conviction for a felony or misdemeanor involving moral turpitude; (ii) failure to perform any material responsibility of the leadership position, unless due to death, or disability; (iii) a course of conduct, which would tend to hold the Company or any of its affiliates in disrepute or scandal, as determined by the Board in its sole discretion; (iv) failure to follow lawful directions of the Board; (v) any material breach of fiduciary duty to the Company; (vi) gross negligence in the performance or nonperformance of duties to the Company or an affiliate; (vii) willful misconduct in the performance or nonperformance of duties to the Company or an affiliate; (viii) failure to comply with a material policy of the Company or an affiliate; (ix) any act of fraud, theft, or dishonesty; (x) breach of any restrictive covenants set forth in the Incentive Plan; or (xi) failure to promptly repay any award payment that is determined to be owed to the Company pursuant to the recoupment or “clawback” provisions under the Incentive Plan.

•
“Disability” generally means, unless otherwise provided in an individual award agreement, (i) a long-term disability that entitles the participant to disability income payments under any long-term disability plan or policy provided by the Company under which the participant is covered, as such plan or policy is then in effect; or (ii) if such participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “disability” means disability within the meaning of Treasury Reg. Section 1.409A-3(i)(4).

•
“Qualifying Termination” generally means a termination of employment or service as a result of any of the following: (i) elimination of current position, termination associated with the reduction in the total number of employees in the same department performing the same or similar job or termination associated with a restructuring of different departments, which results in a reduction in the total number of employees in the affected departments; (ii) a substantial change in current duties for which the employee no longer qualifies; (iii) a substantial change in current duties, which results in a twenty percent (20%) or more reduction in salary; or (iv) declining a geographic transfer of the participant’s current position in connection with the elimination of the participant’s current position to a new position at a location more than 50 miles from the location of participant’s current position, regardless of whether the participant was offered reimbursement of relocation expenses.

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•
“Retirement” generally means, except as may otherwise be provided in an applicable award agreement, a termination of employment or service other than for cause following attainment of (i) age 55, and the total of age and years of service to the Company and its affiliates equals or exceeds 70, or (ii) age 65.

•
“Sale of such business unit” generally means whether effected directly or indirectly, or in one transaction or a series of transactions: (i) any merger, consolidation, reorganization or other business combination pursuant to which a “business unit” (i.e., a single business or product line or related group of business or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division) and an acquirer and/or all or a substantial portion of their respective business operations are combined in a manner that generally results in a “change in control” (as defined in the Incentive Plan and summarized below) of the business unit (using certain specified criteria of such “change in control” definition under the Incentive Plan); or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the business unit or the capital stock of the subsidiaries of the Company comprising the business unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, joint venture over which the Company does not exercise voting control or otherwise.

Change in Control
In the event of a “change in control” (as defined in the Incentive Plan and summarized below), unless otherwise specified in an individual award agreement:

•
Any outstanding stock option, SAR, RSU, restricted stock or other stock-based award not continued in effect or converted into an substantially equivalent award with respect to stock of the Company or the survivor or successor (or its parent) will fully vest and become nonforfeitable and exercisable (in a manner consistent with the terms of such award), as applicable; however, in the case of options and SARs, (i) if such awards are “in-the-money” as of the change in control date, such options and/or SARs may be cancelled in exchange for payment of the applicable intrinsic value and (ii) if such awards are “out-of-the-money” as of the change in control date, such options and/or SARs may be cancelled without payment.

•
If any outstanding stock option, SAR, RSU, restricted stock or other stock-based award is continued or converted into a substantially equivalent award with respect to the stock of the Company or the survivor or successor (or its parent), then, in the event of the participant’s termination of employment or service (x) by the Company or the survivor or successor (or its parent) without cause or (y) due to a qualifying termination, in each case, within the 24-month period immediately following such change in control, such award will fully vest and become nonforfeitable, and in the case of options and SARs, become exercisable until the earlier of (a) the expiration of such option or SAR and (b) the first anniversary of such termination of employment or service.

•
Any outstanding performance awards will be converted into time-based restricted stock, RSU or cash-based awards, which will vest in connection with the change in control in the same manner as described above for other awards under the Incentive Plan. The (i) number of shares underlying any such time-based restricted Stock or RSU awards and (ii) value of any such cash awards, as applicable, will be determined (x) based on actual performance of the applicable performance goals as of the date of such change in control if the change in control occurs more than half-way through the applicable performance period and performance is measurable at such time (as determined in the discretion of the CNGC) or (y) assuming the applicable performance goals were achieved at target, if the change in control occurs within the first half of the applicable performance period or performance is not measurable at such time (as determined in the discretion of the CNGC).

If, in connection with a change in control, a participant would be entitled to amounts under the Incentive Plan, which together with any other payments to such participant, would constitute “parachute payments” within the meaning of Section 280G of the Code, then the payments to such participant under the plan (along with any other payment(s) to the participant) will be reduced if and to the extent that such reduction would result in a greater “net after-tax amount” (i.e., the net amount of all amounts to which the participant is entitled that would or could constitute a “parachute payment” after given effect to all applicable taxes, including any tax under Section 4999 of the Code) than such participant would be entitled to in the absence of such reduction.
Under the Incentive Plan, a “change in control” generally means the occurrence of one or more of the following events:

•
any person or entity becomes, directly or indirectly, the beneficial owner of more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;

•	the replacement of a majority of the Company’s directors during any 30-month period;

48

•
the consummation of (x) a merger, consolidation or reorganization of the Company or any of its subsidiaries with any other entity, or the issuance of voting securities in connection with our merger or consolidation with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent at least a majority of the combined voting power and total fair market value of the securities of the Company or such surviving entity or parent outstanding immediately after such merger or consolidation, (y) any sale, lease, exchange or other transfer to any person (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (z) the liquidation or dissolution of the Company.

Restrictive Covenants
Unless otherwise provided in an individual award agreement, by accepting an award under the Incentive Plan, each participant is subject to the following restrictive covenants:

•
at all times that an award is outstanding and for a period of 24-months after the participant’s termination of employment or service, the participant may not: (i) solicit any client or customer of the Company or any of its affiliates with respect to a “competitive activity” (i.e., any activity that is in director competition with the Company or any of its affiliates in any U.S. state or other country in which the Company or any of its affiliates conducts a business that was engaged in or preparing to be engaged in during employment and on the termination date), except that direct competition with the Company or any affiliate by a subsidiary or division of a subsequent employer will not constitute competitive activity so long as the participant has no direct or indirect responsibility or involvement in such subsidiary or division; or (ii) solicit or employ any employee of the Company or any affiliate during the 60-day period immediately prior to the date of termination, for the purpose or with the effect of causing such employee to terminate his or her employment with the Company or such affiliate;

•
the participant is prohibited from using or disclosing any proprietary or confidential information or trade secrets of the Company acquired during his or her employment or service with the Company in perpetuity (except (i) as may be required or permitted pursuant to applicable law (including whistleblower protection laws), (ii) as to information that has become publicly known without the participant’s breach of this confidentiality provision or (iii) for disclosures to the participant’s spouse, attorney or personal tax advisors);

•
the participant is prohibited from making any statements that disparage the business reputation or goodwill of the Company or any of its affiliates, investors, stockholders, officers or employees in perpetuity.

In the event a participant violates or threatens to violate any of the above described restrictive covenants, the Company is entitled to obtain injunctive relief without the posting of bond, as well seek any other remedies available at law or in equity. In addition, a breach by a participant of any of the above restrictive covenants will entitle the Company to cancel any outstanding award held by such participant without the payment of any consideration, recoup the award or recover any amount previously paid or benefit realized upon the exercise or settlement of any award.
Amendment and Termination
The Board may amend, alter, suspend, discontinue or terminate the Incentive Plan at any time, subject to approval of our stockholders if required by applicable law or the rules of the stock exchange on which our shares are principally quoted or traded. The CNGC may also, prospectively or retroactively, amend, alter, suspend, discontinue or terminate, or waive any conditions or rights under, any outstanding award. However, subject to the equitable adjustment provision and change in control provision (each summarized above), any such action by the Board CNGC that would materially adversely affect the rights of a holder of an outstanding award may not be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the Incentive Plan to comply with applicable law, stock market or exchange rules and regulations, or accounting or tax rules and regulations, (ii) to impose any “clawback” or recoupment provisions on any awards (including any amounts or benefits arising from such awards) in accordance with the Incentive Plan or (iii) to enable the Incentive Plan to achieve its purposes in a tax-efficient manner and in compliance with local rules and regulations.
Cancellation or “Clawback” of Awards
The CNGC may, to the extent permitted by applicable law and stock exchange rules or by any the Company’s policies, and will, to the extent required, cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the Incentive Plan or the sale of shares or other property underlying such awards.

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Prohibition on Repricing
Subject to the equitable adjustment provision and change in control provision (each summarized above), the CNGC will not, without approval of our stockholders, (i) reduce the exercise price per share of an option or SAR after it is granted or take any other action that would be treated as a repricing of such award under the rules of the principal U.S. stock market on which the Company’s shares are traded or (ii) cancel an option or SAR when the exercise price per share exceeds the fair market value in exchange for cash or another award.
Effective Date; Term
The Incentive Plan is effective as of May 2, 2017, subject to stockholder approval. Awards granted prior to May 2, 2017 will remain subject to the terms of the 2014 Incentive Plan.
The Incentive Plan is scheduled to expire on May 2, 2027, unless, prior to that date, the maximum number of shares available for issuance under the Incentive Plan has been issued or the Board terminates the plan.
U.S. Federal Income Tax Consequences
The following is a general summary under current law of certain United States federal income tax consequences to the Company and participants who are citizens or individual residents of the United States relating to awards granted under the Incentive Plan. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, and payroll taxes, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult his or her own tax advisor as to the specific tax consequences of participation in the Incentive Plan under federal, state, local and other applicable laws.
Non-Qualified Stock Options
A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.
Incentive Stock Options
An incentive stock option is an option that meets the requirements of Section 422 of the Code. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction.
If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two-year periods described above, it will be considered a “disqualifying disposition,” and the option will be treated as a non-qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of his or her disability, the three-month period is extended to one year. The three-month period does not apply in the case of the participant’s death.
Restricted Shares
Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant generally will not recognize income, and the Company generally will not be allowed a tax deduction, at the time restricted shares are granted. When the restrictions lapse, the participant generally will recognize ordinary income equal to the fair market value of the shares as of that date, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time subject to any limits imposed under Section 162(m). If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted shares, the participant generally will recognize ordinary income as of the date of grant equal to the fair market value of the common shares as of that date, less any

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amount the participant paid for the shares, and we generally will be allowed a corresponding tax deduction at that time. Any future appreciation in the shares generally will be taxable to the participant at capital gains rates. However, if the restricted shares are later forfeited, the participant generally will not be able to recover the tax previously paid pursuant to his Section 83(b) election.
RSUs
A participant generally does not recognize income, and the Company generally will not be allowed a tax deduction, at the time an RSU is granted. When the RSUs vest and are settled for cash or shares, the participant generally will be required to recognize as income an amount equal to the fair market value of the shares or the amount of cash on the date of settlement, and the Company generally will be allowed a corresponding tax deduction at that time subject to any limits imposed under Section 162(m). Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as capital gain or loss for which we are not entitled to a deduction.
Registration with the SEC
If our stockholders approve the Incentive Plan, we will file with the SEC a Registration Statement on Form S-8, as soon as reasonably practical after the approval, to register the new shares available for issuance under the Incentive Plan.
New Plan Benefits
As described above, the CNGC, in its discretion, will select the participants who receive awards and the size and types of those awards under the Incentive Plan, if the plan is approved by our stockholders. Therefore, the awards that will be made to particular individuals or groups of individuals in the future under the Incentive Plan are not currently determinable. In 2016 and 2017 annual incentives earned by senior executives were paid, in part, in RSUs and PSUs under the 2014 Incentive Plan, and this practice may continue in future years. Please refer to the Summary Compensation Table and the Grants of Plan Based Awards Table on pages 30 and 32 of this proxy statement, respectively, which set forth certain information regarding awards granted to our named NEOs during 2016 under the 2014 Incentive Plan.
Vote Required and Recommendation
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 3. Abstentions are counted as shares present or represented and voting and have the effect of a vote “against.”
The Board recommends that stockholders vote FOR the approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 2, 2017.

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PROPOSAL 4 — APPROVAL OF THE ALLY FINANCIAL INC. NON-EMPLOYEE DIRECTORS EQUITY COMPENSATION PLAN
On March 15, 2017, upon the recommendation of the CNGC, the Board adopted the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan (Directors Plan), subject to approval by our stockholders. The Directors Plan is intended to amend and restate the Company’s existing director equity compensation plan-the Ally Financial Inc. 2014 Non-Employee Directors Equity Compensation Plan (2014 Directors Plan)—which was approved by our stockholders prior to our initial public offering. The Directors Plan provides compensation to each director of the Company who is not an employee of the Company or any of its subsidiaries.
In connection with the design and adoption of the Directors Plan, our Board, with the input of an independent compensation consultant, carefully considered our anticipated future equity needs, as well as the existing grants made under the 2014 Directors Plan. Subject to stockholder approval, the aggregate number of shares authorized under the Directors Plan is 464,210 shares and consists of:

•	264,045 shares that are available for issuance as of December 31, 2016; and

•	200,165 additional shares, subject to stockholder approval of the Directors Plan at the Annual Meeting.

If the Directors Plan is approved by our stockholders, the Directors Plan will amend and restate the 2014 Directors Plan.
If the Directors Plan is not approved by our stockholders, the 2014 Directors Plan will remain in effect in its current form, and we will continue to be able to grant equity-based awards under the 2014 Directors Plan until its expiration on April 9, 2024.
Considerations for the Approval of the Directors Plan
The Directors Plan has been designed to build upon the effectiveness of the 2014 Directors Plan and incorporates the best governance practices to further align our non-employee director compensation program with the interests of our stockholders. The following is a list of some of the primary factors to be considered by stockholders in connection with approving the Directors Plan:

•	Governance Best Practices. The Directors Plan incorporates the following corporate governance best practices that protect the interests of our stockholders:

◦	Individual limits. Non-employee director participants will be subject to annual limits on their cash and equity-based compensation, which cannot be increased without the approval of our stockholders.

◦
No “liberal” change in control definition. The change in control definition in the Incentive Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a merger transaction; rather, a change in control must actually occur in order for the change in control provisions in the Incentive Plan to be triggered.

◦
Double-trigger vesting upon a change in control. The Directors Plan provides that upon a change in control any acceleration of the vesting of outstanding awards under the plan would only occur if the non-employee director ceases to serve on the Board or is otherwise removed from the Board or required to resign.

◦
No “liberal” share recycling. Shares that are surrendered or withheld to satisfy any payment of any grant, purchase or exercise price of an award and Shares subject to an award that is later settled in cash may not again be available for issuance under the Directors Plan.

◦
No repricings or cash buyout of "underwater" awards. Neither repricing of options nor a cash buyout of underwater options is permitted without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.

◦
No evergreen provision. The Directors Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.

◦
Restricted dividends and dividend equivalents on all full-value awards. The Directors Plan permits payment of dividends and dividend equivalents on all full-value awards only if and when the underlying award vests. The Directors Plan also prohibits the payment of dividend equivalents on shares subject to outstanding options.

◦	Stock ownership. The use of equity-based compensation aligns’ the non-employee directors’ interests with those of the Company’s stockholders.

•	Modest Share Usage.

◦	Since the 2014 Directors Plan was adopted, 215,723 shares have been granted pursuant to awards under the 2014 Directors Plan.

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◦
Based on our conservative usage of shares authorized for issuance under the 2014 Directors Plan and our reasonable expectation of future equity usage, we believe that the share capacity under the Directors Plan will last for several years.

•
Attract and Retain Talented Directors. Approving the Directors Plan will enable us to continue to recruit, retain and motivate highly qualified non-employee directors to serve on our Board and will provide the Company with invaluable guidance necessary to our success.

Overview of Non-Employee Director Compensation
For a summary of our current non-employee director compensation policy and the compensation paid to our non-employee directors in fiscal 2016, see Director Compensation above.
Summary of the Directors Plan
The following is a summary of the principal features of the Directors Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by the Directors Plan, a copy of which has been filed with the SEC with this proxy statement as Appendix C.
Purpose
The purpose of the Directors Plan is to attract and retain the services of experienced non-employee directors by providing them with equity-based compensation for their services, thereby promoting the long-term growth and financial success of the Company and furthering the best interests of our stockholders.
Eligibility
Each member of our Board who is not our employee (or an employee of any of our subsidiaries) is eligible to receive awards under the Directors Plan. As of March 9, 2017, there were 10 non-employee directors eligible to receive awards under the Directors Plan.
Authorized Shares
Subject to equitable adjustment (as described below), the maximum number of shares that may be issued under the Directors Plan may not exceed, in the aggregate, 464,210 shares. The shares available for issuance under the plan may consist, in whole or in part, of authorized and unissued shares or shares acquired by the Company.
If an award under the Directors Plan is forfeited, expires, terminates or otherwise lapses without the delivery of shares, then the shares covered by such award will again be available for issuance under the Directors Plan. However, (i) shares surrendered or withheld in payment of any grant, purchase or exercise price of an award and (ii) shares subject to an award that is settled for cash or other property will not again be available for issuance under the Directors Plan.
Individual Limits
Following stockholder approval of the Directors Plan no non-employee director of the Company may receive, in any fiscal year, equity-based awards and cash fees with a total value, in the aggregate, in excess of $750,000 for his or her Board service (with the value of equity-based awards determined based on the grant date value of awards for financial reporting purposes). Exceptions to the limitation above may be made only for compensatory arrangements for a non-executive chairman or, in extraordinary circumstances, for other individual directors, provided that the director receiving the additional compensation shall not participate in the decision to award such compensation.
Administration
The Directors Plan is administered by the CNGC. Under the Directors Plan, the CNGC (or its delegate) has authority to:

•	designate directors who may receive awards;

•
determine (i) the types of awards (including substitute awards) to grant, (ii) the number of shares to be covered by awards, (iii) whether, and to what extent, awards may be settled or exercised in cash, shares, other awards, other property, net settlement, or any combination thereof, (iv) the circumstances under which awards may be cancelled, forfeited or suspended (and the methods thereof), (v) whether awards may be deferred automatically or at the election of the holder and (vi) the other terms and conditions of awards;

•	interpret and administer the plan and any instrument or agreement relating to, or award made under, the plan;

•	establish, amend, suspend or waive rules and procedures;

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•	correct any defect, supply any omission or reconcile an inconsistency in the Directors Plan or any award in the manner it deems desirable to carry the plan or the award into effect;

•
appoint such agents and advisors and determine such terms of their engagement as the CNGC shall deem appropriate for the proper administration of the plan and compliance with applicable law, stock market or exchange rules or accounting or tax rules; and

•	make any other determination and take any other action that it deems necessary or desirable to administer the plan.
Types of Awards
The Incentive Plan provides for grants of stock options, DSUs and other stock-based awards:

•
Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option will be determined by the CNGC and may not be less than the “fair market value” of a share of our common stock (as defined in the Incentive Plan and summarized above)). The CNGC will determine the date after which each stock option may be exercised, the expiration date of each option (provided that no option will be exercisable more than 10 years after the grant date), and the form in which payment will be made upon exercise. No grant of options may be accompanied by a tandem grant providing dividends, dividend equivalents or other distributions be paid on such options.

•
DSUs. DSUs represent a contractual right to receive the value of a share at a future date, subject to such restrictions as the CNGC may impose. If the DSU relates to shares on which dividends are declared while the award is outstanding the award shall provide for payment of dividend equivalents only if and when the award becomes nonforfeitable. Unless otherwise provided, DSUs will not be settled nor shares delivered prior to the non-employee director’s cessation of service as a non-employee director.

•
Other Stock-Based Awards. The CNGC is authorized to grant other stock-based awards, which may be denominated, payable or valued in or based on, in whole or in part, shares of our common stock or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon our performance or that of our business units or any other factors designated by the CNGC.

Initial Awards
Each non-employee director who is elected or appointed to the Board for the first time following the first Board meeting on or after May 2, 2017 may be granted a one-time award of DSUs, options or other stock-based awards covering a number of shares and subject to terms as determined by the CNGC pursuant to director compensation practices approved by the Board from time to time.
Retainers
Each non-employee director who continue to serves on the Board as of the date of each annual general meeting of the Company may be granted an annual award of DSUs, options or other stock-based awards covering a number of shares and subject to terms as determined by the CNGC pursuant to director compensation practices approved by the Board from time to time, prorated for any partial years of service, to account for directors who commence service on the Board after the applicable annual meeting date.
Equitable Adjustments
In the event that the CNGC determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase our shares or other securities of the Company, issuance of shares of the Company pursuant to the anti-dilution provisions of the Company’s securities, or other similar corporate transaction or event affecting the Company’s shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Incentive Plan, then the CNGC will, subject to applicable law, adjust equitably, so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:

•
the number and type of shares or other securities of the Company or the amount of cash, which thereafter may be made the subject of awards, including the aggregate and individual award limits under the Directors Plan;

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•	the number and type of shares or other securities of the Company subject to outstanding awards under the Directors Plan; and

•	the grant, purchase or exercise price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award.
Termination of Service
If a non-employee director’s service terminates due to death or disability, any unvested awards will fully vest on the date of such termination of service. If, other than in the context of a change in control, a non-employee director’s service terminates other than due to death or disability, any unvested awards will be forfeited on the date of such termination of service.
Subject to any permitted deferral election that may apply under any other plan or arrangement of the Company, upon a non-employee director’s termination of service, (a) vested options will remain exercisable until the earlier of (i) the expiration of such options and (ii) the first-anniversary of the date of such termination of service and (b) any vested awards (other than options) will be settled within 75 days from the date of such termination (if such 75-day period spans more than one calendar year, the award will be settled in the second calendar year).
Change in Control
Unless otherwise provided in an award agreement, in the event of (i) a “change in control” (as defined in the Incentive Plan and summarized above) and (ii) the non-employee director’s cessation of service as a director (or the non-employee director’s removal from the Board or resignation from service at the request of the board) following the change in control, all outstanding unvested awards held by such non-employee director will fully vest and become exercisable and will be settled.
Amendment and Termination
The Board may amend, alter, suspend, discontinue or terminate the Directors Plan at any time, subject to approval of our stockholders if required by applicable law or the rules of the stock exchange on which our shares are principally quoted or traded. The CNGC may also, prospectively or retroactively, amend, alter, suspend, discontinue or terminate, or waive any conditions or rights under, any outstanding award. However, subject to the equitable adjustment provision and change in control provision (each summarized above), any such action by the Board CNGC that would materially adversely affect the rights of a holder of an outstanding award may not be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the Directors Plan to comply with applicable law, stock market or exchange rules and regulations, or accounting or tax rules and regulations, or (ii) to enable the Directors Plan to achieve its purposes in a tax-efficient manner and in compliance with local rules and regulations.
Prohibition on Repricing
Subject to the equitable adjustment provision and change in control provision (each summarized above), the CNGC will not, without approval of our stockholders, (i) reduce the exercise price per share of an option after it is granted or take any other action that would be treated as a repricing of such award under the rules of the principal U.S. stock market on which the Company’s shares are traded or (ii) cancel an option when the exercise price per share exceeds the fair market value in exchange for cash or another award.
Effective Date; Term
The Directors Plan is effective as of May 2, 2017, subject to stockholder approval. The Directors Plan will expire on the earlier to occur of the date that (i) the maximum number of shares available for issuance under the Directors Plan have been issued or (ii) the Board terminates the plan.
U.S. Federal Income Tax Consequences
For more details on the U.S. federal income tax consequences of certain awards that may be granted under the Directors Plan, see Proposal 3—Approval of the Ally Financial Inc. Incentive Compensation Plan—Summary of the Incentive Plan—U.S. Federal Income Tax Consequences above.

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New Plan Benefits
As described above, the CNGC, in its discretion, will select the participants who receive awards and the size and types of those awards under the Directors Plan, if the plan is approved by our stockholders. Therefore, the awards that will be made to particular individuals or groups of individuals in the future under the Directors Plan are not currently determinable. Please refer to the Director Compensation on page 12 of this proxy statement, which set forth certain information regarding the compensation granted to our non-employee directors during 2016 under the 2014 Directors Plan.
Vote Required and Recommendation
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 4. Abstentions are counted as shares present or represented and voting and have the effect of a vote “against.”
The Board recommends that stockholders vote FOR the approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 2, 2017.

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PROPOSAL 5 — APPROVAL OF THE ALLY FINANCIAL INC. EXECUTIVE PERFORMANCE PLAN
On March 15, 2017, upon the recommendation of the CNGC, the Board adopted the Ally Financial Inc. Executive Performance Plan (Performance Plan), subject to approval by our stockholders. The Performance Plan is intended to amend and restate the Ally Financial Inc. 2014 Executive Performance Plan (2014 Performance Plan). We are seeking stockholder approval of the Performance Plan in order to qualify compensation payable to our executive officers under the Performance Plan for the performance-based compensation exception under Section 162(m). Stockholder approval of the Incentive Plan will constitute approval of the material terms of the performance goals under the Incentive Plan for purposes of Section 162(m).
As described in Proposal 3 above, Section 162(m) generally limits the federal income tax deductibility of compensation paid to any person who serves as CEO or who is one of the three other most highly compensated executive officers, other than the CFO of a publicly held corporation to $1 million per year, with an exception for qualified performance-based compensation.
One of the requirements of the qualified performance-based compensation exception under Section 162(m) is that the material terms of the performance goals under which compensation may be paid be disclosed to, and approved by, the Company’s stockholders. For purposes of Section 162(m), the material terms of the performance goals are: (i) the individuals eligible to receive compensation (see Summary of the Performance Plan—Eligibility below); (ii) a description of the business criteria on which the performance goals are based (see Summary of the Performance Plan-Incentive Awards below); and (iii) either the maximum amount of compensation that could be paid to an employee if the performance goals are attained or the formula used to calculate the amount of compensation to be paid to the employee if the performance goals are attained (see Summary of the Performance Plan—Incentive Awards below).
If the Performance Plan is approved by our stockholders, it will become effective as of January 1, 2018. If our stockholders do not approve the Performance Plan, the compensation paid to our executive officers may not be entirely deductible under Section 162(m).
Summary of the Performance Plan
The following is a summary of the material terms of the Performance Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the Performance Plan, a copy of which has been filed with the SEC with this proxy statement as Appendix D.
Purpose
The purpose of the Performance Plan is to advance the interests of the Company and its stockholders and assist the Company in attracting and retaining executive officers who, because of the extent of their responsibilities, can make significant contributions to the Company’s success by their ability, industry, loyalty and exceptional services, by providing incentives and financial rewards to such executive officers.
Eligibility
The Company’s CEO and each other senior officer of the Company or its affiliates selected by the CNGC no later than 90 days after the beginning of each fiscal year of the Company whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) are eligible to participate in the Performance Plan.
Subject to applicable law, stock market or exchange rules or accounting or tax rules, if an individual becomes eligible to participate in the Performance Plan after the CNGC has made its initial designation of participants for such fiscal year, such individual may become a participant if so designated in writing by the CNGC.
Performance Periods
No later than 90 days after the beginning of each fiscal year of the Company and not later than the date when 25% of the applicable performance period has elapsed, the CNGC will designate the participants for the performance period and the length of the applicable performance period, which shall be the Company’s fiscal year or such longer or shorter period as determined by the CNGC in its sole discretion; however, a performance period under the Performance Plan can be no longer than five years and no shorter than one fiscal quarter of the Company.
The CNGC has, on an annual basis, historically established performance periods under the 2014 Performance Plan equal to one fiscal year of the Company, a practice which the CNGC intends to continue under the Performance Plan (although it reserves the right to change this practice at any time in its discretion, subject to the terms of the Performance Plan).
Incentive Awards
Commencing with the 2018 fiscal year, and for each fiscal year thereafter, designated participants will be eligible to earn an annual incentive award up to a maximum amount as specified in the Performance Plan. The Performance Plan sets forth the

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maximum incentive awards that can be granted to any participant for any fiscal year as follows: 2.0% of the Company’s annual pre-tax income (as defined in the Performance Plan and summarized below) for our CEO and 1.0% of the Company’s annual pre-tax income for other participants. The CNGC may not pay more than the maximum incentive award but may use negative discretion to reduce the amount of each participating executive’s annual incentive award to take into account additional factors that the CNGC may deem appropriate, including the participant’s achievement of one or more of the performance goals set forth in the Incentive Plan (see Proposal 3—Summary of the Incentive Plan—Performance Goals above). For the amounts actually paid to the CEO and our other NEOs in 2016 for annual performance in 2015 are described in the Compensation Discussion and Analysis beginning on page 19 of this proxy statement.
After the end of the applicable performance period, the CNGC will certify achievement of the pre-tax income performance measure and the annual incentive awards, if any, that may be payable to each participating employee and reduce the annual incentive awards as it deems appropriate in light of other performance measures and other factors selected by the CNGC. Incentive awards may be paid in cash, equity or equity-based awards under a stockholder-approved equity plan of the Company, or in a combination thereof, as determined by the CNGC and subject to the requirements of the Performance Plan. If the CNGC determines that incentive awards should be paid in equity or equity-based awards, the CNGC will value restricted stock, RSU, and other full-value awards at the fair value of the award on the date of grant and options and SARs rights at their fair value on the date of grant as expensed by the Company under applicable accounting rules.
For purposes of the Performance Plan “pre-tax income” is income from continuing operations before income tax expense on a consolidated basis as defined for purposes of the Company’s financial statements for the applicable period, adjusted to eliminate the effect of (a) changes in law applicable to the Company and its affiliates, measured based on the effect of the changes on revenue, income, assets and liabilities demonstrably caused by the changes in law, (b) changes in accounting principles, including any related accounting restatements, (c) amounts related to (i) exit or disposal of a business, (ii) losses or expenses of any acquisition or divestiture, including charges related to transition, integration and alignment costs and employee equity-based or other employee retention awards granted in connection with an acquisition, (iii) the impairment or disposal of long-lived assets or the impairment of goodwill and other intangible assets, (iv) litigation and regulatory judgments, charges or settlements and any accruals or reserves relating to litigation or regulatory matters, (v) the impact of charges relating to pre-payment or other early retirement of borrowings and (vi) other items categorized as unusual in nature or infrequently occurring within the meaning of GAAP (or items similarly categorized under any FASB-approved successor terms); however, an adjustment will only be made for items (a) through (c) above if the net effect of such items, in the aggregate, would change pre-tax income by at least 5%.
Termination of Employment
If an individual becomes a participant in the Performance Plan during a performance period after the CNGC has made its initial designation of participants, or if a participant incurs a termination of employment during a performance period due to death, “disability,” “retirement,” or by the Company without “cause” or otherwise in a “qualifying termination” (as such terms are defined in the Incentive Plan and summarized above in Proposal 4, unless, in the case of “cause”, “disability” or "retirement", as otherwise determined by the CNGC), the incentive award payable to such participant, if any, may, in the discretion of the CNGC, be prorated based on the period of actual employment during the applicable performance period. If a participant incurs a termination of employment for any reason other than those described in the preceding sentence, all unpaid incentive awards will be forfeited upon his or her termination of employment.
Cancellation or “Clawback” of Awards
Awards under the Performance Plan, whether paid in cash or share-based awards, are subject to recoupment or “clawback” by the Company in accordance with the Company’s policy on the recoupment of incentive compensation, as in effect from time to time, and as required by any federal law or regulation that may govern executive compensation and apply to the Company and its affiliates.
Administration
The Performance Plan is administered by the CNGC. To the extent required by any applicable regulatory regime, any action by the CNGC under the Performance Plan will require the approval of committee members who are:

•	independent, within the meaning of and to the extent required by applicable rulings and interpretations of the applicable stock market or exchange on which our shares are quoted or traded; and

•	“outside directors” pursuant to Section 162(m).
The CNGC (or its delegate) has authority under the Performance Plan to:

•	designate participants;

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•
certify the calculation of pre-tax income and the amount of the incentive award payable to each participant in respect of each performance period and determine: (i) the times when incentive awards will be paid and the forms of such payment, (ii) whether payment of awards may be deferred by participants, (iii) whether and to what extent the CNGC will exercise its “negative discretion” to reduce an incentive award based on such factors as the CNGC deems appropriate in its discretion and (iv) the other terms and conditions of each incentive award, including the length of the performance period;

•	interpret and administer the Performance Plan and any instrument or agreement entered into in connection with the Performance Plan;

•
correct any defect, supply any omission or reconcile any inconsistency in the Performance Plan or any incentive award in the manner and to the extent that the CNGC may deem desirable to carry it into effect;

•	establish, amend, suspend or waive such rules and procedures as it shall deem appropriate for the proper administration of the plan;

•
appoint such agents and advisors and as it may deem appropriate for the proper administration of the Performance Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and

•	make any other determination and take any other action that the CNGC deems necessary or desirable for administration of the Plan.
To the extent permitted by applicable law, stock market or exchange rules and accounting tax rules (including Section 162(m)), the CNGC may delegate to one or more members of the CNGC the authority to take actions on its behalf under the Performance Plan.
Amendment and Termination
The Board may amend, alter, suspend, discontinue or terminate the Performance Plan at any time, subject to approval of our stockholders if required by applicable law (including Section 162(m)) or the rules of the stock exchange on which our shares are principally quoted or traded. However, any such action by the Board that would materially adversely affect the rights of a holder of an outstanding award may not be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the Performance Plan to comply with applicable law, stock market or exchange rules and regulations, or accounting or tax rules and regulations, (ii) to impose any “clawback” or recoupment provisions on any awards (including any amounts or benefits arising from such awards) in accordance with the Performance Plan or (iii) to enable the Performance Plan to achieve its purposes in a tax-efficient manner and in compliance with local rules and regulations.
Effective Date; Term
The Performance Plan is effective as of January 1, 2018, subject to stockholder approval. The Performance Plan will remain in effect until the Board terminates the plan.
New Plan Benefits
The amount of awards that may become payable in fiscal year 2018, and subsequent years under the Performance Plan will be dependent upon our pre-tax income for the applicable year and will be subject to the CNGC’s discretion to reduce any award by any amount. As a result, it is not possible to determine the amounts of awards for 2018 or future years. However, please refer to the Compensation Discussion and Analysis on page 19 and Summary Compensation Table on page 30 of this proxy statement, which sets forth information regarding incentive compensation paid to our NEOs during 2016.
Vote Required and Recommendation
The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal 5. Abstentions are counted as shares present or represented and voting and have the effect of a vote “against.”
The Board recommends that stockholders vote FOR the approval of the Ally Financial Inc. Executive Performance Plan, amended and restated effective as of January 1, 2018.

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Securities Authorized for Issuance Under Equity Compensation Plans
The Company has no equity compensation plans that have not been approved by the Company’s stockholders. The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2016.

Plan Category	(1) Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (in thousands)	(2) Weighted-average exercise price of outstanding options, warrants and rights	(3) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))(b) (in thousands)
Equity compensation plans approved by security holders	7,517	—	25,405
Total	7,517	—	25,405

(a)	Includes DSUs and RSUs outstanding under the 2014 Incentive Plan and DSUs outstanding under the 2014 Directors Plan.

(b)
Includes 21,861,785 securities available for issuance under the plans identified in (a) above with 21,597,740 securities available in the 2014 Incentive Plan, 264,045 securities available in the 2014 Directors Plan, and 3,542,719 securities available for issuance under Ally’s Employee Stock Purchase Plan, of which 7,516,616 securities are subject to purchase during the current purchase period (determined as of December 31, 2016).

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PROPOSAL 6 — RATIFICATION OF THE AUDIT COMMITTEE’S ENGAGEMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2017
The AC is solely and directly responsible for the appointment, compensation, retention, and oversight of the Company’s independent registered public accounting firm. In connection with these responsibilities, the AC evaluates and monitors the qualifications, quality of service, objectivity, and independence of the firm. The AC is also involved in the selection of, and ongoing evaluation of, the lead audit partner including the regular rotation of the lead audit partner in compliance with applicable law. The AC approves all fees and terms of engagement of the firm. Deloitte & Touche has advised the Company that its members have no direct or indirect financial interest in the Company or any of its subsidiaries.
After assessing the performance, qualifications, independence, objectivity, and professional skepticism Deloitte & Touche—the Company’s current independent registered public accounting firm—the AC and the Board believe that the continued retention of Deloitte & Touche as our independent auditor is in the best interests of the Company and its stockholders. Deloitte & Touche has been serving the Company and its subsidiaries in this role for many years.
The Board asks our stockholders to ratify the AC’s engagement of Deloitte & Touche as the Company’s independent registered public accounting firm for fiscal year 2017. The AC, however, will retain its sole authority over the appointment, compensation, retention, and oversight of the Company’s independent auditor. As a result, in the event that a majority of the stockholders vote to not ratify the appointment of Deloitte & Touche, the AC will consider that action in the ongoing exercise of its authority over the independent auditor but will be under no obligation to engage a new independent auditor. In addition, even if a majority of the stockholders do ratify the appointment, the AC will retain its discretion to terminate the appointment at any time during the year, to engage a new independent auditor, and to take any other related action if judged by the AC to be in the best interests of the Company and its stockholders.
Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. We also expect that these representatives will be available to respond to appropriate questions from stockholders.
The Board recommends that stockholders vote FOR the ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.

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FEES OF THE PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Total fees for professional services provided by our principal independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal years ended December 31, 2016 and 2015 are as follows:

($ in millions)	2016	2015
Audit fees (a)	$8	$9
Audit-related fees (b)	3	4
Audit and audit-related fees	11	13
Tax fees (c)	1	—
All other fees	—	—
Total fees	$12	$13

(a)
Audit fees include fees for the integrated audit of Ally’s annual Consolidated Financial Statements, reviews of interim financial statements included in Ally’s Quarterly Reports on Form 10-Q, and audit services in connection with statutory and regulatory filings. In addition, this category includes approximately $1 million in both 2016 and 2015, pertaining to services such as comfort letters for securities issuances and consents to the incorporation of audit reports in filings with the SEC.

(b)
Audit-related fees include fees for assurance and related services that are traditionally performed by the principal accountant, including attest services related to servicing and compliance, agreed-upon procedures relating to securitizations and financial asset sales, consultation concerning financial accounting and reporting standards, and audits in connection with acquisitions and divestitures.

(c)
Includes amount of tax fees for services performed for tax compliance, tax planning, and tax advice, including preparation of tax returns and claims for refund, and tax payment-planning services. Tax planning and advice also include assistance with tax audits and appeals and tax advice related to specific transactions.

The Independent Auditor Services and Preapproval Policy of the AC sets forth the processes that must be followed when engaging the independent registered public accounting firm. For both audit services and non-audit services, the AC will consider whether the services are consistent with the SEC’s rules on auditor independence and whether the provision of the services by the independent registered public accounting firm could impair the independence of the firm with respect to us. The AC will also consider any other matters it deems relevant, including whether the firm is best positioned to provide the most effective and efficient service, given its familiarity with our business and operations.
Consistent with the Independent Auditor Services and Preapproval Policy, management and the independent registered public accounting firm annually present proposed services and related fees to the AC for approval prior to the commencement of services. To the extent approved, these services and fees form the basis for an annual limit on the firm’s fees. The AC periodically reviews the spending against this limit, and any audit or non-audit services not initially contemplated or considered during the initial fee review and approval must be separately addressed in accordance with the Independent Auditor Services and Preapproval Policy. Preapproval of these additional services may be granted by action of the AC or by the AC Chair, who has been delegated authority by the AC to preapprove permissible services provided that such services are promptly reported to the AC and do not individually exceed $500,000. Preapproval is not required under the Independent Auditor Services and Preapproval Policy for additional non-audit services if (1) the aggregate amount of all such non-audit services constitute no more than 5% of the total amount of fees paid by the Company to the firm during the fiscal year in which the non-audit services are provided, (2) such services were not recognized by the Company at the time of engagement to be non-audit services, and (3) such services are promptly brought to the attention of the AC and approved prior to the completion of the audit. All audit and non-audit services performed by Deloitte & Touche in 2016 were approved in accordance with the Independent Auditor Services and Preapproval Policy of the AC.
AUDIT COMMITTEE REPORT
The AC is composed of five independent directors and operates under a written charter adopted by the Board. The AC annually reviews its charter and its practices. The Board has determined that all members of the AC are qualified to serve on the AC under applicable SEC rules and NYSE listing standards (including the independence and financial-literacy requirements for audit-committee members), are audit-committee financial experts under applicable SEC rules, and have accounting or related financial management expertise under applicable NYSE listing standards. During 2016, the AC met 11 times and discussed the interim financial and other information contained in each quarterly earnings announcement and periodic SEC filing with the CEO, the CFO, the Controller and the independent registered public accounting firm prior to public release.
Management is responsible for the Company’s internal control over financial reporting, preparation of consolidated financial statements and overall reporting process. Deloitte & Touche LLP, our independent registered public accounting firm, is responsible for planning and conducting an independent audit of the Company’s consolidated financial statements in accordance with the standards of the United States Public Company Accounting Oversight Board (PCAOB) and for expressing an opinion as to the conformity of these financial statements with GAAP and as to the effectiveness of our internal controls over financial reporting. The AC’s responsibility is to monitor and oversee these processes on behalf of the Board.

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The AC, in connection with its monitoring and oversight responsibilities, assesses the activities and performance of the Company’s independent auditor. Annually, the AC considers the results of an evaluation of the qualifications, independence, objectivity and professional skepticism of the independent auditor in determining whether to retain the firm for the next fiscal year. The AC oversees the audit fee negotiations associated with retention of the independent auditor and has the sole authority to approve the audit fees. In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide services. In conjunction with this five-year mandated rotation of the firm’s lead client service partner, the AC and its chairperson are directly involved in the selection of the independent auditor’s new lead client service partner. The AC has sole authority and responsibility to appoint or replace the Company’s independent registered public accounting firm, which reports directly to the AC. Additionally, the AC has oversight responsibility for the Company’s internal audit function, including the appointment, removal, performance and compensation of the Company’s general auditor.
The AC has reviewed and discussed with management and with Deloitte & Touche the Company’s audited financial statements as of and for the fiscal year ended December 31, 2016, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and Deloitte & Touche’s evaluation of the Company’s internal control over financial reporting. In addition, the AC has discussed with Deloitte & Touche the matters that independent registered public accounting firms must communicate to audit committees under applicable PCAOB standards, including Auditing Standard No. 16 (Communications with Audit Committees) which superseded Statement on Auditing Standards No. 61. The AC has received written disclosures and correspondence from Deloitte & Touche required by applicable requirements of the PCAOB regarding Deloitte and Touche’s independence and has discussed with Deloitte & Touche its independence.
Based on these reviews and discussions, the AC recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the SEC.
The Audit Committee of the Board of Directors of Ally Financial Inc.
Robert T. Blakely (Chair)
Maureen A. Breakiron-Evans
William H. Cary
Mayree C. Clark
John J. Stack

As provided by SEC Regulation S-K, this Audit Committee Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 as amended or the Exchange Act.
OTHER MATTERS
SUBMISSION OF STOCKHOLDER PROPOSALS
Any proposal that a stockholder wishes to be considered for inclusion in Ally’s proxy materials for the 2018 annual meeting of stockholders pursuant to SEC Rule 14a-8 must be received in writing by Ally not later than November 22, 2017. We recommend that any stockholder proposal be delivered by means that provide proof of the date of delivery, such as certified mail (postage prepaid and return receipt requested). Please note that SEC Rule 14a-8 addresses when we must include a stockholder proposal in our proxy materials, including eligibility and procedural requirements that apply to the proponent.
Any stockholder proposal that is not submitted for inclusion in our proxy materials for the 2018 annual meeting of stockholders under SEC Rule 14a-8 (including any director nomination) but that is sought to be presented at that annual meeting under our Bylaws must be received in writing by Ally not earlier than January 2, 2018, and not later than February 1, 2018. Such a proposal (including any director nomination) also must satisfy the information and other requirements specified in our Bylaws, which are available on our web site at https://www.ally.com/resources/pdf/corporate/ally-bylaws.2016-03-16.pdf.
Any stockholder proposal (including any director nomination) submitted to Ally in connection with the 2018 annual meeting of stockholders must be received at the following address: Ally Financial Inc., Corporate Secretary, 500 Woodward Avenue, Mail Code MI-01-10-CORPSEC, Detroit, Michigan 48226.

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HOUSEHOLDING
SEC rules allow the delivery of one proxy statement, annual report, or notice of internet availability of proxy materials, as applicable, to all stockholders who share an address if specified conditions are met. This is called “householding” and can minimize the costs involved in printing and delivering proxy materials as well as the associated impact on the environment. For eligible stockholders who share an address, we are sending only one proxy statement, annual report, or notice of internet availability, as applicable, to that address unless we received instructions to the contrary from any stockholder at that address.
If you are the beneficial owner but not the record holder of our common stock, your broker, bank, or other nominee may household our proxy statements, annual reports, or notices of internet availability, as applicable, for all stockholders at your address unless that nominee has received contrary instructions from one or more of the affected stockholders. If you want this householding to cease or if you want householding to commence, please notify your broker, bank, or other nominee.
If you did not receive a separate copy of our proxy statement, annual report, or notice of internet availability, as applicable, we will promptly provide you with a separate copy if you request one by contacting us as follows:
Ally Financial Inc.
Corporate Secretary
500 Woodward Avenue
Mail Code: MI-01-10-CORPSEC
Detroit, Michigan 48226
(866) 710-4623
This notice and proxy statement are sent by order of the Board of Directors.

Jeffrey A. Belisle
Corporate Secretary
Detroit, Michigan
March 22, 2017

PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE PROXY CARD.

ALLY FINANCIAL INC. 500 WOODWARD AVENUE MI-01-10-CORPSEC DETROIT, MI 48226
VOTE BY INTERNET - www.proxyvote.com/ally
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 1, 2017. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 1, 2017. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

STOCKHOLDER MEETING REGISTRATION:
To vote and/or attend the meeting, go to “stockholder meeting registration” link at www.proxyvote.com/ally no later than 11:59 p.m. Eastern Time on April 28, 2017.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E22613-P87183	KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
DETACH AND RETURN THIS PORTION ONLY

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
ALLY FINANCIAL INC.

The Board of Directors recommends you vote FOR the following:

1.		Election of Directors:

		Nominees:	For	Against	Abstain
		01) Franklin W. Hobbs	❑	❑	❑
		02) Kenneth J. Bacon	❑	❑	❑
		03) Robert T. Blakely	❑	❑	❑
		04) Maureen A. Breakiron-Evans	❑	❑	❑
		05) William H. Cary	❑	❑	❑
		06) Mayree C. Clark	❑	❑	❑
		07) Kim S. Fennebresque	❑	❑	❑
		08) Marjorie Magner	❑	❑	❑
		09) John J. Stack	❑	❑	❑
		10) Michael F. Steib	❑	❑	❑
		11) Jeffrey J. Brown	❑	❑	❑

The Board of Directors recommends you vote FOR the following proposals:						For	Against	Abstain

2.	Advisory vote on executive compensation.					❑	❑	❑

3.	Approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 2, 2017					❑	❑	❑

4.	Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 2, 2017.					❑	❑	❑

5.	Approval of the Ally Financial Inc. Executive Performance Plan, amended and restated effective as of January 1, 2018.					❑	❑	❑

6.	Ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2017.					❑	❑	❑

NOTE: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)		Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com/ally.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
E22613-P87183
ALLY FINANCIAL INC. Annual Meeting of Stockholders May 2, 2017 This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Jeffrey J. Brown and Christopher A. Halmy or either of them, as proxies, each with the full power to appoint his substitute, and hereby authorize(s) them to represent and to vote, all of the shares of common stock of ALLY FINANCIAL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on May 2, 2017, at the Waterview Loft, 130 E. Atwater Street, Detroit, Michigan 48226, and any adjournment or postponement thereof. This proxy revokes all prior proxies given by the stockholder(s).

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR Proposals 1 through 6 in accordance with the Board of Director’s recommendations.

Continued and to be signed on reverse side

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Index of Defined Terms
Set forth below is a list of the defined terms used within this proxy statement.

Defined Terms	See Page No.
2014 Director Plan	52
2014 Incentive Plan	35
2014 Performance Plan	57
AC	4
Ally	1
Annual Meeting	1
Board or Board of Directors	1
CCAR	25
CD&A	19
CEO	5
CFO	17
CNGC	4
Company	1
Covered Employee	42
Directors Plan	1
Director DSU	12
DSU	16
DTC	10
EBITDA	45
Exchange Act	10
EPS	20
FW Cook	24
GAAP	20
GICS	23
Governance Guidelines	4
Householding	64
Incentive Plan	1
Independent Director	6
ISS	23
MRT	28
NEO	19
NYSE	6
PCAOB	62
Performance Plan	1
Purview Group	11
PSU	16
RCC	6
Record Date	1
Related Person	17
Related Person Transaction	17
Related Person Transaction Policy	17
ROTCE	25

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RSU	16
SAR	41
Savings Plan	27
Section 162(m)	28
TDC	21
The Code	27
TSV	26

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APPENDIX A
Please see the reconciliation of these non-GAAP measures to U.S. GAAP measures:

Note: The totals in the tables may not foot due to rounding.	2016	2015	2014
Adjusted Earnings Per Share (EPS) Calculation
Numerator ($ in millions)
GAAP net income available to common stockholders	$1,037	$(1,282)	$882
Less: Disc Ops, net of tax	44	(392)	(225)
Add back: Original Issue Discount (OID expense)	59	59	186
Add back: Repositioning Items	11	349	187
Less: OID & Repo. Tax (35% in ’16, 34% in ’14 & ‘15)	(24)	(139)	(127)
Significant Discrete Tax Items & Other	(84)	—	(91)
Series G Actions	—	2,350	—
Series A Actions	1	22	—
Core net income available to common stockholders [a]	$1,043	$967	$812
Denominator
Weighted-Average Shares Outstanding - (Diluted, thousands) [b]	482,182	483,934	481,934
Adjusted EPS [a] ÷ [b]	$2.16	2.00	$1.68

Adjusted Efficiency Ratio ($ in millions)
Numerator
Total noninterest expense	$2,939	$2,761	$2,948
Less: Rep and warrant expense	(6)	(13)	(10)
Less: Insurance expense	940	879	988
Adj: Repositioning items	9	7	39
Adjusted noninterest expense [a]	$1,997	$1,888	$1,932
Denominator
Total net revenue	$5,437	$4,861	$4,651
Add back: Original issue discount	59	59	186
Add back: Repositioning items	3	342	148
Less: Insurance revenue	1,097	1,090	1,185
Adjusted net revenue [b]	$4,401	$4,172	$3,800
Adjusted Efficiency Ratio [a] ÷ [b]	45.4%	45.3%	50.8%

Core Return on Tangible Common Equity (ROTCE)
Numerator ($ millions)
GAAP net income available to common stockholders	$1,037	$(1,282)	$882
Less: Disc Ops, net of tax	44	(392)	(225)
Add back: Original Issue Discount (OID expense)	59	59	186
Add back: Repositioning Items	11	349	187
Less: OID & Repo. Tax (35% in ’16, 34% in ’14 & ‘15)	(24)	(139)	(127)
Significant Discrete Tax Items & Other	(84)	22	(103)
Series G Actions	—	2,350	—
Series A Actions	1	22	—
Core net income available to common stockholders [a]	$1,043	$990	$800
Denominator (2-period average, $ billions)
GAAP stockholder’s equity	$13.4	$14.4	$14.8
Less: Preferred equity	(0.3)	(1.0)	(1.3)
Less: Goodwill & identifiable intangibles, net of deferred tax liabilities	(0.2)	—	—
Tangible common equity	12.9	13.4	13.5
Less: Unamortized core original issue discount (OID discount)	(1.3)	(1.3)	(1.4)
Less: Net deferred tax asset	(1.2)	(1.6)	(1.9)
Normalized common equity [b]	$10.4	$10.5	$10.2
Core Return on Tangible Common Equity [a] ÷ [b] (Note: Quarterly rate annualized by multiplying by 4)	10.0%	9.4%	7.9%

A - 1

	2016	2015	2014
Adjusted Tangible Book Value per Share
Numerator ($ billions)
GAAP stockholder’s equity	$13.3	$13.4	$15.4
Less: Preferred equity	—	(0.7)	(1.3)
GAAP Common stockholder’s equity	$13.3	$12.7	$14.1
Less: Goodwill and identifiable intangible assets, net of deferred tax liabilities	(0.3)	—	—
Tangible common equity	13.0	12.7	14.1
Less: Tax-effected bond OID (35% tax rate in 2016; 34% tax rate in ’14 & ‘15)	(0.8)	(0.9)	(0.9)
Less: Series G discount	—	—	(2.3)
Adjusted tangible book value [a]	$12.2	$11.9	$10.9
Denominator
Issued shares outstanding (period-end, thousands) [b]	467,000	481,980	480,095
Metric
GAAP stockholder’s equity per share	$28.5	$27.9	$32.1
Less: Preferred equity per share	—	(1.4)	(2.6)
GAAP Common stockholder’s equity per share	$28.5	$26.4	$29.5
Less: Goodwill per share	(0.6)	(0.1)	(0.1)
Tangible common equity per share	$27.9	$26.4	$29.4
Less: Tax-effected bond OID (35% tax rate in 2016; 34% tax rate in ’14 & ‘15) per share	(1.7)	(1.8)	(1.9)
Less: Series G discount per share	—	—	(4.9)
Adjusted Tangible Book Value per Share [a] ÷ [b]	$26.2	$24.6	$22.7
Ally believes the non-GAAP financial measures here are important to the reader of the Consolidated Financial Statements, but these are supplemental to and not a substitute for U.S. GAAP measures. Adjusted Earnings per Share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the Company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income available to common is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and previously discontinued mortgage operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash expense bond exchange original issue discount (OID), (3) adds back tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, (4) excludes certain discrete tax items that do not relate to the operating performance of the core businesses, and (5) adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the Company to normalize its capital structure.
Additionally, Adjusted Efficiency Ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, repositioning items primarily related to strategic activities and rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue, repositioning items primarily related to the extinguishment of high-cost legacy debt and OID.
Core Return on Tangible Common Equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the Company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for unamortized OID and net deferred tax assets (DTAs). Ally’s core net income available to common utilized a static 34% tax rate for purposes of calculating Core ROTCE through 4Q 2015. As of 1Q 2016, Ally’s core net income available to common for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.
•In the numerator of Core ROTCE, GAAP net income available to common is adjusted for discontinued operations net of tax, tax-effected OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.
•In the denominator, GAAP stockholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of deferred tax liabilities (DTLs), unamortized OID, and net DTA.
Adjusted Tangible Book Value Per Share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity available to stockholders even if original issue discount (OID) expense were accelerated immediately through the

A - 2

financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common stockholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (1) goodwill and identifiable intangibles, net of DTLs, (2) tax-effected bond OID to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the Company has normalized its capital structure.
Total Shareholder Value (TSV) is a non-GAAP financial measure that is defined as growth in tangible book value per share plus dividends per share. This measure was selected as we believe that growth in the value of tangible book value of the Company should result in increased long-term value creation for stockholders and is directly impacted by management performance.
Measurement of Performance for PSUs Granted
For purposes of the measurement of performance under the PSUs granted by the Company, the calculation of Core ROTCE and TSV will be adjusted to exclude items not related to the core operating performance of the Company, to the extent these items are not excluded in the basic calculation of Core ROTCE and TSV described above; including items relating to litigation and regulatory charges, changes in law, discontinued operations, acquisitions, divestitures or restructurings, debt pre-payments, changes in accounting principles and items that are unusual in nature or infrequently occurring within the meaning of GAAP.

A - 3

APPENDIX B

ALLY FINANCIAL INC.
INCENTIVE COMPENSATION PLAN
(amended and restated effective as of May 2, 2017)
SECTION 1.Purpose. The purpose of the Ally Financial Inc. Incentive Compensation Plan (the “Plan”) is to motivate and reward those Participants who are expected to contribute significantly to the success of Ally Financial Inc. (the “Company”) and its Affiliates and to further the best interests of the Company and its shareholders.
SECTION 2.Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Affiliate” means (i) any entity that owns or controls, is owned or controlled by, or is under common control with, the Company and (ii) any entity in which the Company, directly or indirectly, has a significant equity interest; in each case as determined by the Committee.
(b)“Award” means any Option, SAR, Restricted Stock, RSU, Performance Award or Other Stock-Based Award granted under the Plan (including any Replacement Award).
(c)“Award Agreement” means any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.
(d)“Beneficiary” means a person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. If no such person is named by a Participant, or if no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.
(e)“Board” means the board of directors of the Company.
(f)“Business Unit” means a single business or product line or related group of businesses or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division.
(g)“Cause” means, with respect to any Participant, “cause” as defined in any employment agreement between such Participant and the Company or an Affiliate, if any, or if not so defined, except as otherwise provided in such Participant’s Award Agreement, such Participant’s:
(i)conviction for a felony or misdemeanor involving moral turpitude;
(ii)failure to perform any material responsibility of the leadership position, unless due to death or Disability;
(iii)a course of conduct, which would tend to hold the Company or any of its Affiliates in disrepute or scandal, as determined by the Board in its sole discretion;
(iv)failure to follow lawful directions of the Board;
(v)any material breach of fiduciary duty to the Company;
(vi)gross negligence in the performance or nonperformance of duties to the Company or an Affiliate;
(vii)willful misconduct in the performance or nonperformance of duties to the Company or an Affiliate;
(viii)failure to comply with a material policy of the Company or an Affiliate;
(ix)any act of fraud, theft, or dishonesty;
(x)breach of any restrictive covenants set forth in Section 13; or
(xi)failure to promptly repay any Award payment that is determined to be owed to the Company pursuant to Section 14(h) below.
(h)“Change in Control” means the occurrence of any one or more of the following events:

B - 1

(i)any “person” (as defined in Section 13(d) of the Exchange Act), other than an employee benefit plan or trust maintained by the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;
(ii)at any time during a period of 30 consecutive months, individuals who at the beginning of such period constituted the Board and any new member of the Board whose election or nomination for election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved, cease for any reason to constitute a majority of members of the Board; provided that, notwithstanding the foregoing, no such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board shall in any event be considered to be a director in office at the beginning of such period; or
(iii)the consummation of (A) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other corporation or entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof) at least a majority of the combined voting power and total fair market value of the securities of the Company or such surviving entity or parent outstanding immediately after such merger or consolidation, (B) any sale, lease, exchange or other transfer to any “person” (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (C) the liquidation or dissolution of the Company.
(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.
(j)“Committee” means the Compensation, Nominating and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.
(k)“Competitive Activity” means an activity that is in direct competition with the Company or any of its Affiliates in any of the states within the United States, or countries within the world, in which the Company or any of its Affiliates conducts business with respect to a business in which the Company or any of its Affiliates engaged or was preparing to engage during employment and on the date of the Termination of Service.
(l)“Covered Employee” means an individual who, for a given fiscal year, (i) is either a “covered employee” or expected by the Committee to be a “covered employee,” in each case within the meaning of Section 162(m)(3) of the Code or (ii) is designated by the Committee by not later than 90 days following the start of such year (or such other time as may be required or permitted by Section 162(m) of the Code) as an individual whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.
(m)“Disability” means, with respect to any Participant, except as may otherwise be provided in such Participant’s Award Agreement:
(i)a long-term disability that entitles the Participant to disability income payments under any long-term disability plan or policy provided by the Company under which the Participant is covered, as such plan or policy is then in effect; or
(ii)if such Participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “Disability” means disability within the meaning of Treasury Reg. Sec. 1.409A-3(i)(4).
(n)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.
(o)“Fair Market Value” means (i) with respect to a Share, the closing price of a Share on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal

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stock market or exchange on which the Shares are quoted or traded, or if Shares are not so quoted or traded, the fair market value of a Share as determined by the Committee, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
(p)“Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted in accordance with the provisions of Section 6, which meets the requirements of Section 422 of the Code.
(q)“Non-Qualified Stock Option” means an option representing the right to purchase Shares from the Company, granted in accordance with the provisions of Section 6, that is not an Incentive Stock Option.
(r)“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.
(s)“Other Stock-Based Award” means an Award granted in accordance with the provisions of Section 10.
(t)“Participant” means the recipient of an Award granted under the Plan.
(u)“Performance Award” means an Award granted in accordance with the provisions of Section 9.
(v)“Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.
(w)“Performance Plan” means the Ally Financial Inc. Executive Performance Plan, as amended from time to time.
(x)“Qualifying Termination” means a Termination of Service as a result of any of the following:
(i)Elimination of Participant’s current position, termination associated with the reduction in the total number of employees in the same department performing the same or similar job as Participant, or termination associated with a restructuring of different departments which results in a reduction in the total number of employees, including Participant, in the affected departments;
(ii)Substantial change in current duties for which the Participant no longer qualifies;
(iii)Substantial change in Participant’s current duties which results in a twenty percent (20%) or more reduction in salary; or
(iv)Declining a geographic transfer of the Participant’s current position in connection with the elimination of the Participant’s current position to a new position at a location more than 50 miles from the location of Participant’s current position, regardless of whether the Participant was offered reimbursement of relocation expenses.
(y)“Replacement Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or an Affiliate with which the Company or an Affiliate, directly or indirectly, combines.
(z)“Retirement” means, except as may otherwise be provided in such Participant’s Award Agreement, Termination of Service other than for Cause following attainment of (i) age 55, and the total of age and years of service to the Company and its Affiliates equals or exceeds 70, or (ii) age 65.
(aa)“Restricted Stock” means any Share granted in accordance with the provisions of Section 8.
(bb)    “RSU” means a contractual right, granted in accordance with the provisions of Section 8, that is denominated in Shares. Each RSU represents a right to receive the value of one Share. Awards of RSUs may include the right to receive dividend equivalents.
(cc)    “Sale of a (or such) Business Unit” means whether effected directly or indirectly, or in one transaction or a series of transactions:
(i)any merger, consolidation, reorganization or other business combination pursuant to which a Business Unit and an acquirer and/or all or a substantial portion of their respective business operations are combined in a manner that results in a “change in control” of the Business Unit (utilizing the criteria described in Section 2(h)(i) or (iii) but substituting Business Unit for Company); or

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(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Business Unit or the capital stock of the subsidiaries of the Company comprising the Business Unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, joint venture over which the Company does not exercise voting control or otherwise.
(dd)    “SAR” means any right, granted in accordance with the provisions of Section 7, to receive upon exercise by a Participant or settlement the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.
(ee)    “Section 162(m) Compensation” means “qualified performance-based compensation,” within the meaning of Section 162(m) of the Code.
(ff)    “Shares” means shares of the Company’s common stock.
(gg)    “Termination of Service” means, in the case of a Participant who is an employee of the Company or an Affiliate, cessation of the employment relationship such that the Participant is no longer an employee of the Company or Affiliate, or, in the case of a Participant who is an independent contractor or other service provider, the date the performance of services for the Company or an Affiliate has ended; provided, however, that in the case of an employee, the transfer of employment from the Company to an Affiliate, from an Affiliate to the Company, from one Affiliate to another Affiliate or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or an Affiliate as a director of the Board or an independent contractor shall not be deemed a cessation of service that would constitute a Termination of Service. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), a Termination of Service occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A of the Code).
SECTION 3.Eligibility.
(a)Any employee of the Company or any Affiliate is eligible to be selected to receive an Award under the Plan.
(b)Holders of options and other types of awards granted by a company or other business that is acquired by the Company or with which the Company combines are eligible for grants of Replacement Awards under the Plan.
SECTION 4.Administration.
(a)The Plan shall be administered by the Committee. To the extent necessary to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are (i) independent, within the meaning of and to the extent required by applicable rulings and interpretations of the principal stock market or exchange on which the Shares are quoted or traded; (ii) each a non-employee director within the meaning of Rule 16b-3 under the Exchange Act; and (iii) each an outside director within the meaning of Section 162(m) of the Code. The Board may designate one or more directors as a subcommittee who may act for the Committee if necessary to satisfy the requirements of this Section. To the extent permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, the Committee may delegate to one or more members of the Committee or officers of the Company (including any subcommittee of the Committee or committee of officers) the authority to grant Awards, including off-cycle, new hire, promotion or retention Awards, except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act or any Award that is intended to qualify as Section 162(m) Compensation. The Committee may establish rules for the administration of the Plan.
(b)Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Replacement Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (v) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to Awards under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee in a manner consistent with Section 409A of the Code; (vi) determine the other terms and conditions of any Award; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and procedures as it shall deem appropriate for the proper administration of the Plan; (ix) correct any defect, supply any omission or reconcile any

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inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein, provided that, for any Award intended to qualify as Section 162(m) Compensation, such Award shall be approved by a committee of the Board comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code.
(c)All decisions of the Committee shall be final, conclusive and binding upon all parties or entities, including the Company, its shareholders, any Affiliate, and Participants, Beneficiaries and any person claiming any benefit or right under an Award or under the Plan.
SECTION 5.Shares Available for Awards.
(a)Subject to adjustment as provided in Section 5(d), the maximum number of Shares available for issuance under the Plan shall not exceed 30,430,588 Shares in the aggregate. Such maximum number shall not take into account any Shares relating to Replacement Awards.
(b)Subject to adjustment as provided in Section 5(d), no Participant may be granted in any single fiscal year:
(i)Options and SARs that relate to more than 2,000,000 Shares;
(ii)(A) Performance Awards denominated in Shares (other than Performance Awards granted in the form of Options or SARs) which could result in delivery to the Participant of more than 1,000,000 Shares under the operation of the applicable performance goal or formula and (B) Performance Awards denominated in cash which could result in a payout to the Participant of more than $10,000,000 under the operation of the applicable performance goal or formula.
Notwithstanding the foregoing, (1) the limitations set forth above in this Section 5(b) shall not apply to such Awards to the extent such Awards are granted (x) in settlement of an award qualifying as Section 162(m) Compensation pursuant to the Performance Plan or (y) as Replacement Awards, (2) if the Committee determines to settle an Award specified in Section 5(b)(ii)(A) in cash, the maximum aggregate amount of cash that may be paid pursuant to such Awards in a fiscal year shall be equal to the per share Fair Market Value as of the relevant payment or settlement date multiplied by the number of Shares eligible for settlement under such Award; and (3) each of the limits set forth in Sections 5(b)(i)-(ii) shall be multiplied by two for Awards granted to a Participant in the year employment or service with the Company or any of its Affiliates commences. The maximum number of Shares available for issuance under Incentive Stock Options shall be 30,430,588.
(c)If any Award is forfeited, expires, terminates, otherwise lapses or is settled for cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated, lapsed or cash-settled Award shall again be available for grant under the Plan. In the event that withholding tax liabilities arising from an Award other than an Option or SAR are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes upon settlement of an Option or SAR, (ii) any Shares tendered or withheld to pay the exercise price of Options, (iii) any Shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof, and (iv) any Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.
(d)In the event that the Committee determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to compliance with Section 409A of the Code and other applicable law, adjust equitably so as to ensure no undue enrichment or harm, (including by payment of cash) any or all of:

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(i)the number and type of Shares (or other securities) or the amount of cash which thereafter may be made the subject of Awards, including the aggregate and individual limits specified in Section 5(a) and Section 5(b), respectively;
(ii)the number and type of Shares (or other securities) subject to outstanding Awards (including, as necessary or appropriate, any applicable performance targets or criteria with respect thereto); and
(iii)the grant, purchase, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;
provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(e)Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.
SECTION 6.Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)The exercise price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
(b)The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option. Other than for Incentive Stock Options, if the Option would expire when trading in Shares is prohibited by law or the Company’s insider trading policy, the term shall extend to 30 days subsequent to the termination of the prohibition.
(c)The Committee shall determine the time or times at which an Option may be exercised in whole or in part.
(d)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or satisfied.
(e)The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.
(f)No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options.
SECTION 7.Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.
(a)SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.
(b)The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR (or if granted in connection with an Option, on the date of grant of such Option).
(c)The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR. If the SAR would expire when trading in Shares is prohibited by law or the Company’s insider trading policy, the term shall extend to 30 days subsequent to the termination of the prohibition.
(d)The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part.
(e)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the amount owing upon exercise or settlement of an SAR may be made or satisfied.

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(f)No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs.
SECTION 8.Restricted Stock and RSUs. The Committee is authorized to grant Awards of Restricted Stock and RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.
(a)Shares of Restricted Stock and RSUs shall be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, becomes nonforfeitable.
(b)Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.
(c)At the discretion of the Committee, any Restricted Stock or RSU may be designed as a Performance Award and shall be subject only to Section 9. If and to the extent that the Committee intends that an Award granted under this Section 8 shall qualify as Section 162(m) Compensation, such Award must be structured in accordance with the requirements of Section 9, including the performance criteria set forth therein and the Award limitations set forth in Section 5(b), and any such Award shall be considered a Performance Award for purposes of the Plan.
(d)The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.
(e)The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU may be made.
SECTION 9.Performance Awards. The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)Performance Awards may be denominated as a cash amount, number of Shares or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. If the Performance Award relates to Shares on which dividends are declared prior to vesting, the Performance Award shall not provide for the payment of such dividend (or dividend equivalent) to the Participant prior to the time at which such Performance Award, or applicable portion thereof, is vested.
(b)If the Committee intends that a Performance Award qualify as Section 162(m) Compensation, for purposes of, and pursuant to, this Plan, such Performance Award shall include one or more pre-established, objective performance goals, such that payment, retention or vesting of the Award is subject to the achievement during a Performance Period or Performance Periods, as determined by the Committee, of a level or levels of, or increases or decreases or the maintenance of the status quo, in each case as determined by the Committee, one or more of the following performance measures with respect to the Company, its Affiliates, or its Business Units: overhead costs, general and administration expense, market price of a Share, cash flow, reserve value, net asset value, book value, earnings, net income, operating income, cash from operations, revenue growth, margin, EBITDA (earnings before interest, taxes, depreciation and amortization), net capital employed, return on assets, stockholder return, reserve replacement, return on equity, return on capital employed, production, assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified goals relating

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to acquisitions or divestitures, as consistently applied by the Company where applicable. Performance criteria may be measured on an absolute (e.g., plan or budget) or relative basis, may be established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments and may be based on a ratio or separate calculation of any performance criteria. Relative performance may be measured against a group of peer companies, a financial market index, one or more of the performance goals themselves, a previous period’s results or other acceptable objective and quantifiable data or other information. Performance criteria that are financial metrics may be determined in accordance with United States Generally Accepted Accounting Principles (GAAP) or may be based on, or able to be derived from GAAP (including core or operating metrics), and may be adjusted when established (or to the extent permitted under Section 162(m) of the Code, at any time thereafter) to include or exclude any items otherwise includable or excludable under GAAP. If the Committee determines that a change in the business, operations, structure (including capital structure) of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the Committee may modify the performance objectives, the related minimum acceptable level of achievement or the length of the Performance Period, in each case in whole or in part, as the Committee deems appropriate and equitable; provided that in the case of an Award held by a Covered Employee and intended to qualify as Section 162(m) Compensation, such modifications may be made only to the extent the Award will continue to qualify as Section 162(m) Compensation following such modifications. Performance measures may vary from Performance Award to Performance Award, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative. The Committee shall have the power to impose such other restrictions on Awards subject to this Section 9(b) as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for Section 162(m) Compensation. The Committee may exclude from performance criteria the impact of designated items, including items such as: (i) acquisitions, divestitures, restructurings and discontinued operations (including exit or disposal of a business); (ii) expenses or charges relating to the Company’s share repurchases; (iii) any expense, charge or benefit relating to the establishment, acquisition, improvement, leasing, lease termination or disposition of any Company properties, offices or locations; (iv) extraordinary items, and other unusual or infrequently occurring charges or events; (v) asset write-downs (including adjustments to the value of assets and partial and complete write-offs); (vi) any reorganization or change in the corporate structure or capital structure of the Company (including the creation or expensing of reserves for debt-related issues, the issuance of new securities, the insolvency of any business line or other capital events); (vii) foreign exchange gains and losses; (viii) business interruption events; (ix) unbudgeted capital expenditures; (x) unrealized investment gains and losses; (xi) impairments, including impairment or disposal of long-lived assets or the impairment of goodwill and other intangible assets; (xii) the impact of changes in fair value of long-term and short-term borrowings resulting from fluctuations in the Company’s credit spreads and charges relating to pre-payment or other early retirement of borrowings; (xiii) litigation or regulatory costs or settlements and any accruals or reserves relating to litigation or regulatory matters; (xiv) expenses paid in advance or in arears; (xv) tax expenses, assets and benefits; (xvi) amortization and depreciation accruals and expenses; (xvii) specified expense items (including, without limitation, non-core expenses, compensation-related expenses, employee reduction expenses, business curtailment expenses, sales and marketing expenses or technology development and implementation expenses); (xviii) specified revenue items (including, without limitation, non-core revenues or extraordinary revenue items); and (xix) changes in laws, regulatory guidance, or accounting principles or methods.
(c)Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement or any combination thereof, in the discretion of the Committee. Performance Awards will be settled only after the end of the relevant Performance Period. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award but may not exercise discretion to increase any amount payable to a Covered Employee in respect of a Performance Award intended to qualify as Section 162(m) Compensation.
SECTION 10.Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or Business Units or any other factors designated by the Committee, and Awards (including unrestricted Shares) in settlement of awards granted under the Performance Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement or any combination thereof, as the Committee shall determine, provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right. Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, becomes nonforfeitable.

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SECTION 11.Effect of Termination of Service.
Except as may otherwise specifically be provided in an Award Agreement, Awards granted hereunder shall be subject to the following provisions in the event a Participant incurs a Termination of Service while such Awards are outstanding and prior to the settlement thereof.
(a)If a Participant incurs a Termination of Service as a result of his death or Disability:
(i)all unvested Awards shall become vested and nonforfeitable as of the date of such Termination of Service;
(ii)any such Awards that are Performance Awards for which the applicable performance period has not elapsed, shall vest at the target level of performance;
(iii)Awards other than SARs and Options shall be settled within 75 days of becoming nonforfeitable; and
(iv)Options and SARs shall become immediately exercisable as of the date of the Termination of Service and remain outstanding until the first anniversary of the date of such Termination of Service.
(b)Notwithstanding any other provision of the Plan or any Award Agreement, if a Participant incurs a Termination of Service by the Company for Cause, all Awards shall be immediately cancelled.
(c)If (A) a Participant’s Termination of Service is by reason of Retirement, (B) in the case of a Participant employed by a Business Unit, a Participant’s Termination of Service is by reason of a Sale of such Business Unit, or (C) a Participant who is employed primarily in connection with a Business Unit but incurs a Termination of Service without Cause by the Company or a Qualifying Termination solely as a result of a Sale of such Business Unit (as determined by the Committee) during the 24-month period immediately following the Sale of such Business Unit:
(i)all unvested Awards shall become vested and nonforfeitable on the date of such Termination of Service;
(ii)Awards other than Options and SARs shall be settled in accordance with their terms (including all applicable restrictive covenants); and
(iii)Any vested Options and SARs shall become immediately exercisable as of the date of the Termination of Service and shall remain outstanding until the earlier of (x) the expiration of such Options or SARs and (y) the first anniversary of the date of such Termination of Service.
Notwithstanding the foregoing, any Award held by a Covered Employee and intended to qualify as Section 162(m) Compensation shall be paid only if applicable performance conditions are satisfied.
(d)If a Participant incurs a Termination of Service by the Company without Cause or otherwise as a result of a Qualifying Termination in circumstances that are not covered by Section 11(c):
(i)all unvested Awards, other than those portions of any Award scheduled to become nonforfeitable within the 12 months following the date of Termination of Service, shall be forfeited;
(ii)Awards and portions thereof not forfeited in accordance with Section 11(d)(i) above shall become vested and nonforfeitable on the date of the Termination of Service;
(iii)Awards other than Options and SARs shall be settled in accordance with their terms (including all applicable restrictive covenants); and
(iv)Options and SARs shall become immediately exercisable as of the date of the Termination of Service and shall remain outstanding until the earlier of (x) the expiration of such Options or SARs and (y) the first anniversary of the date of such Termination of Service.
Notwithstanding the foregoing, any Award held by a Covered Employee and intended to qualify as Section 162(m) Compensation shall be paid only if applicable performance conditions are satisfied.
(e)If a Participant’s Termination of Service is not described in Sections 11(a)-(d), all unvested Awards shall be forfeited upon Termination of Service.

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SECTION 12.Effect of Change in Control on Awards.
Notwithstanding the treatment of Awards provided in Section 11, in the event of a Change in Control, unless otherwise specifically provided in an Award Agreement:
(i)    outstanding Options and SARs shall be treated as described in subsection (a) below;
(ii)    outstanding Restricted Stock and RSUs and Other Stock-Based Awards which are not Performance Awards shall be treated as described in subsection (b) below; and
(iii)    outstanding Performance Awards will be treated as described in subsection (c) below.
(a)(i) If in connection with the Change in Control, any outstanding Option or SAR is not continued in effect or converted into an option to purchase or right with respect to stock of the Company or the survivor or successor (or its parent) in a manner that complies with Sections 424 and 409A of the Code, such outstanding Option(s) and SAR(s) shall fully vest and become nonforfeitable and exercisable (in a manner consistent with the terms of the Award) upon such Change in Control; provided that (x) Options and SARs that are “in-the-money” as of the date of such Change in Control may be cancelled in exchange for payment of the applicable intrinsic value of such Options and SARs in the form of cash, Shares or other property (or a combination thereof) and (y) Options and SARs that are “out-of-the-money” as of the date of such Change in Control may be cancelled without the payment of any consideration to the Participant.
(ii) If outstanding Options or SARs are continued or converted as described in Section 12(a)(i), then in the event of the Participant’s Termination of Service (x) by the Company or the survivor or successor (or its parent) without Cause or (y) due to a Qualifying Termination, in each case, within the 24-month period immediately following the Change in Control, such Options and SARs shall fully vest and become nonforfeitable and exercisable upon such Termination of Service and shall remain outstanding until the earlier of the expiration of such Options or SARs or the last day of the one-year period immediately following the date of such Termination of Service.
(b)(i) If in connection with the Change in Control, any outstanding Restricted Stock, RSU, or Other Stock-Based Award is not continued in effect or converted into restricted stock or restricted stock units with respect to the stock of the Company or the survivor or successor (or its parent), such outstanding Restricted Stock, RSU and Other Stock-Based Award shall fully vest, and become nonforfeitable, upon such Change in Control.
(ii) If any outstanding Restricted Stock, RSU or Other Stock-Based Award is continued or converted as described in Section 12(b)(i), then, in the event of the Participant’s Termination of Service (x) by the Company or the survivor or successor (or its parent) without Cause or (y) due to a Qualifying Termination, in each case, within the 24-month period immediately following the Change in Control, such Restricted Stock, RSUs and Other Stock-Based Awards shall fully vest and become nonforfeitable upon such Termination of Service.
(c)Upon a Change in Control, outstanding Performance Awards will be converted into time-based restricted stock, restricted stock units or a cash award having a value. The (i) number of Shares underlying any such time-based restricted stock or restricted stock unit awards and (ii) value of any such cash awards, as applicable, will be determined (x) based on actual performance of the applicable performance goals as of the date of such Change in Control if the Change in Control occurs more than halfway through the Performance Period and performance is measurable at such time (as determined in the discretion of the Committee) or (y) assuming the applicable performance goals were achieved at target, if the Change in Control occurs within the first half of the Performance Period or performance is not measurable at such time (as determined in the discretion of the Committee). The restricted stock, restricted stock units or cash award (as applicable) shall vest and be settled in accordance with Section 12(b).
(d)For an Award to be validly continued or converted by the Company, survivor, or successor (or its parent) for purposes of this Section 12, the continued or converted award must: (i) provide the Participant with rights and entitlements substantially equivalent to or better than the rights and entitlements, applicable under the corresponding Award, including identical or better exercise or vesting schedules; (ii) have substantially equivalent value to the corresponding Award (determined in the discretion of the Committee at the time of the Change in Control); and (iii) if the corresponding Award is denominated in Shares, the continued or converted award must be denominated in equity securities that are traded on an established U.S. securities market, or an established securities market outside the United States upon which the Participants could readily trade such equity securities without administrative burdens or complexities (as determined by the Committee in its discretion).

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(e)This Section 12(e) shall apply if a Participant would be entitled to amounts under the Plan which, together with any other payments or benefits to such Participant, would constitute a “parachute payment” as defined in Section 280G of the Code. Notwithstanding any provision of this Plan or any Award, payments in respect of any Award will be reduced (after first reducing any cash payment, excluding any cash payment with respect to the acceleration of any Award, that is otherwise payable to the Participant and exempt from Section 409A of the Code and then reducing any other payments or benefits otherwise payable to the Participant on a pro rata basis or in such other manner that complies with Section 409A of the Code) if and to the extent that such reduction would result in a greater “Net After-Tax Amount,” as hereinafter defined, than such Participant would be entitled to in the absence of such reduction. For purposes hereof, “Net After-Tax Amount” shall mean the net amount of all amounts to which such Participant is entitled that would or could constitute a “parachute payment,” after giving effect to all taxes applicable to such payments, including any tax under Section 4999 of the Code. The determination of whether and how any such payment reduction shall be effected shall be made by a nationally recognized accounting firm acceptable to the Participant and the Committee.
SECTION 13.Restrictive Covenants.
Except to the extent the provisions of any Award Agreement specifically provide to the contrary, by accepting an Award hereunder, the Participant agrees to abide by the following covenants. Each Participant further agrees, by acceptance of an Award, that the breach of any such covenant will entitle the Company to cancel the Award without consideration, recoup the Award, or recover any amount previously paid or benefit realized upon exercise or settlement thereof.
(a)At all times that any Award is outstanding, and for a period of 24 months after the Termination of Service, Participant shall not at any time, directly or indirectly, whether on behalf of himself or herself or any other person or entity (i) solicit any client or customer of the Company or any Affiliate with respect to a Competitive Activity; provided, however, that a subsidiary, division, segment, unit, etc., of the Participant’s subsequent employer(s) being in direct competition with the Company or any Affiliate shall not constitute a Competitive Activity so long as the Participant has no direct or indirect responsibility or involvement in such subsidiary, division, segment, unit, etc., or (ii) solicit or employ any employee of the Company or any Affiliate, or any person who was an employee of the Company or any Affiliate during the 60-day period immediately prior to the Participant’s Termination of Service, for the purpose or with the effect of causing such employee to terminate his or her employment with the Company or such Affiliate.
(b)Participant shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company or any of its Affiliates, including such trade secret or proprietary or confidential information of any customer or client or other entity to which the Company owes an obligation not to disclose such information, which he or she acquires during his or her employment with the Company and its Affiliates, including records kept in the ordinary course of business, except:
(i)as such disclosure or use may be required or appropriate in connection with his or her work as an employee of the Company; or
(ii)when required to do so by a court or other governmental authority with apparent jurisdiction to order him or her to divulge, disclose or make accessible such information; or
(iii)as to such confidential information that become generally known to the public or trade without his or her violation of this covenant;
(iv)to the Participant’s spouse, attorney, or his or her personal tax and financial advisors as reasonably necessary or appropriate to advance the Participant’s tax, financial and other personal planning (each an “Exempt Person”), provided, however, that any disclosure or use of any trade secret or proprietary or confidential information of the Company by an Exempt Person shall be deemed to be a breach of this Section 13(b) by the Participant.
Notwithstanding anything contained herein, (i) nothing in this Plan or any Award Agreement limits any Participant’s ability to communicate directly with and provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority (“FINRA”) or any other federal, state or local governmental agency or commission (“Government Agency”) regarding possible legal violations, without disclosure to the Company, (ii) the Company may not retaliate against any Participant for any of these foregoing activities, (iii) nothing in this Plan or any Award Agreement requires any Participant to waive any monetary award or other payment that such Participant might become entitled to from the SEC, FINRA or any other Government Agency, and (iv) nothing in this Plan or any Award Agreement precludes any Participant from filing a charge of discrimination with the Equal Employment Opportunity Commission or a like charge or complaint with a state or local fair employment practice agency; provided, however, no Participant shall be entitled to receive a monetary award or any other form

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of personal relief from the Company in connection with any such charge or complaint that such Participant files or that is filed on such Participant’s behalf.
(c)Participant shall not make any statements or express any views that disparage the business reputation or goodwill of the Company or any of its Affiliates, investors, shareholders, officers, or employees.
(d)If a Participant violates or threatens to violate any provisions of this Section 13, the Company shall not have an adequate remedy at law. Accordingly, the Company shall be entitled to such equitable and injunctive relief, without the posting of a bond, as may be available to restrain the Participant and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of this Section 13. Nothing in the Plan shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of this Section 13, including the recovery of damages. If the Company is successful in enforcing its rights under this provision, the affected Participant shall reimburse the Company for its legal fees and costs associated with such enforcement action.
SECTION 14.General Provisions Applicable to Awards.
(a)Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
(b)Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c)Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments. Any such payment shall comply with Section 409A of the Code and any similar tax rules.
(d)Except as may specifically be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 14(e) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative, provided, however, that the Committee shall not permit, and an Award Agreement shall not provide for, any outstanding Award to be transferred or transferable to a third party for value or consideration without the approval of shareholders. The provisions of this Section 14(d) shall not apply to any Award to the extent exercised or settled, as the case may be, and shall not preclude forfeiture, recoupment of recovery of an Award in accordance with the terms thereof.
(e)A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.
(f)All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities and other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g)Notwithstanding anything to the contrary, except as provided in Section 5(d) or in connection with a Change in Control, the Committee shall not without the approval of the Company’s shareholders (i) reduce the exercise price per Share of an Option or SAR after it is granted or take any other action that would be treated as a repricing of such Award under the rules of the principal U.S. stock market on which the Company’s Shares are traded, or (ii) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value in exchange for cash or another Award.

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(h)Despite any other provision of the Plan, the Committee shall have full authority to implement any policies and procedures necessary to comply with and otherwise to cause the Company’s compliance with Section 10D of the Exchange Act, Section 956 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any rules promulgated under those statues and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback, recovery or recoupment arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law, stock market or exchange rules and regulations, accounting or tax rules and regulations, or any applicable Company policy or arrangement, and shall, to the extent required, cancel, recoup, recover or require reimbursement of any Awards granted to the Participant or any Shares issued or cash or other property received upon vesting, exercise or settlement of any such Awards or sale of Shares or other property underlying such Awards.
SECTION 15.Amendments and Termination.
(a)Except to the extent prohibited by applicable law or otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time as the Board shall deem advisable; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval, if such approval is required by applicable law, or any other requirement or restriction imposed by applicable law, or the rules or regulations of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(d) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” recovery or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 14(h). Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax efficient manner and in compliance with local rules and regulations.
(b)The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(d) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 14(h); provided further, that the Committee’s authority under this Section 15(b) is limited in the case of Awards that are intended to qualify as Section 162(m) Compensation, as provided in Section 9.
(c)Except as provided in Section 9, the Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(d)) affecting the Company, or the financial statements of the Company, or of changes in applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.
SECTION 16.Miscellaneous.
(a)No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants. The Company, in its sole discretion, maintains the right to make available future grants under the Plan.
(b)Nothing in the Plan nor the grant of an Award shall be construed as conferring upon any Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant (or demote a Participant or exclude a Participant from future Awards under the Plan), free from liability, or any claim under the Plan, unless otherwise expressly provided in the Plan, in the Award Agreement or by the Committee.

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(c)Nothing contained in the Plan shall prevent the Board or the Company from adopting or continuing in effect other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
(d)The Company or an Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Share withholding from an Award will be at the minimum statutory rate or, if determined by the Committee in its discretion, at such other rate, to the extent withholding at such other rate would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.
(e)If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in whole or in part in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(f)The Plan is intended to constitute an “unfunded” plan and neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(g)No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(h)Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law or accounting or tax rule, regulation or policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.
(i)As used in the Plan, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation” and (ii) reference to the “Code” or any other law includes any successor provisions or amendments thereto.
SECTION 17.Effective Date of the Plan. The Plan originally became effective as of March 3, 2014. The Plan, as amended herein, is effective as of May 2, 2017, subject to approval by the Company’s shareholders. Awards granted prior to May 2, 2017, shall remain subject to the terms of the Plan in effect prior to May 2, 2017.
SECTION 18.Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (i) May 2, 2027, (ii) the date of exhaustion of Shares available for issuance under the Plan have been issued or (iii) the date of the termination of the Plan in accordance with Section 15(a) or otherwise. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and all other authority of the Committee or the Board in connection with the Plan, shall extend beyond such date.
SECTION 19.Regulatory Matters.
(a)With respect to Awards subject to Section 409A of the Code, the Plan and the applicable Award Agreements are intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict.

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Notwithstanding anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A-3(e) of the Treasury Regulations), the Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by any Participant on account of non-compliance with Section 409A of the Code.
(b)Awards hereunder may be subject to the requirements of any federal, State or other statute, regulation or other law that may govern executive compensation and apply to the Company. Notwithstanding any provision of Section 15 to the contrary, the Company shall have the right to change this Plan or any Award, or interpret their respective provisions, so as to comply with such requirements.
SECTION 20.Data Privacy. By participating in the Plan, the Participant consents to the holding and processing of personal information provided by or for the Participant, any holder or any Beneficiary to the Company or any Affiliate, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:
(i)administering and maintaining Participant, holder or Beneficiary records;
(ii)providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;
(iii)providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and
(iv)transferring information about the Participant, holder or Beneficiary to any country or territory that may not provide the same protection for the information as the Participant’s, holder’s or Beneficiary’s home country.
SECTION 21.Governing Law. The Plan, each Award Agreement and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

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APPENDIX C

ALLY FINANCIAL INC.
NON-EMPLOYEE DIRECTORS EQUITY COMPENSATION PLAN
(amended and restated effective as of May 2, 2017)
Section 1.Purpose. The purpose of the Ally Financial Inc. NonEmployee Directors Equity Compensation Plan (the “Plan”) is to attract and retain the services of experienced nonemployee directors of Ally Financial Inc. (the “Company”) by providing them with equitybased compensation for their services, thereby furthering the best interests of the Company and its shareholders.
Section 2.Definitions. As used in the Plan, the following terms shall have the meanings set forth below:
(a)“Annual Award” means an Award granted annually, pursuant to the Director Compensation Practices.
(b)“Annual Meeting” means a regular annual meeting of the shareholders of the Company scheduled by the Company.
(c)“Award” means any Option, DSU or Other Stock-Based Award granted under the Plan.
(d)“Award Agreement” means any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.
(e)“Beneficiary” means a person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of a Participant’s death. If no such person is named by a Participant, or if no Beneficiary designated by a Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at a Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.
(f)“Board” means the board of directors of the Company.
(g)“Change in Control” has the meaning set forth in the Ally Financial Inc. Incentive Compensation Plan, as amended and restated from time to time, or any successor plan thereof.
(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.
(i)“Committee” means the Compensation, Nominating and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.
(j)“Director” means a member of the Board who is not an employee of the Company or any subsidiary thereof.
(k)“Director Compensation Practices” means the director compensation practices determined by the Committee and approved by the Board, as in effect from time to time.
(l)“Disability” means a physical or mental illness or condition rendering an individual unable to effectively serve as Director, as determined by the Committee.
(m)“DSU” means a contractual right granted under the Plan that is denominated in Shares. Each DSU represents a right to receive the value of one Share on the terms and conditions set forth in the Plan and the applicable Award Agreement. Awards of DSUs may include the right to receive dividend equivalents.
(n)“Fair Market Value” means (i) with respect to a Share, the closing price of a Share on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) on the principal stock market or exchange on which the Shares are quoted or traded, or if Shares are not so quoted or traded, the fair market value of a Share as determined by the Committee, and (ii) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.
(o)“Initial Award” means an Award granted upon a Director’s commencement of service on the Board, pursuant to the Director Compensation Practices.
(p)“Option” means an option granted under the Plan to purchase Shares on the terms and conditions set forth in the Plan and the applicable Award Agreement.

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(q)“Other Stock-Based Awards” means an Award granted in accordance with the provisions of Section 8.
(r)“Participant” means the recipient of an Award granted under the Plan.
(s)“Shares” means shares of the Company’s common stock.
Section 3.Eligibility. Each Director shall be eligible to receive Awards under the Plan.
Section 4.Administration.
(a)The Plan shall be administered by the Committee.
(b)Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (v) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vi) determine the other terms and conditions of any Award; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and procedures as it shall deem appropriate for the proper administration of the Plan; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.
(c)All decisions of the Committee shall be final, conclusive and binding upon all parties or entities, including the Company, its shareholders and Participants and any Beneficiaries thereof.
Section 5.Shares Available for Awards and Annual Award Limit.
(a)Subject to adjustment as provided in Section 5(c), the maximum number of Shares available for issuance under the Plan shall not exceed 464,210 Shares. The maximum number of Shares subject to Awards granted during a single fiscal year to any Director, taken together with any cash fees paid during the fiscal year to the Director in respect of the Director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board) shall not exceed $750,000 in total value (with the value of any such Awards determined based on the grant date value of the Awards for financial reporting purposes). The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Directors, as the Committee may determine in its discretion, provided that the Director receiving such additional compensation may not participate in the decision to award such compensation.
(b)If any Award is forfeited, expires, terminates, or otherwise lapses without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated, or lapsed Award, excluding (i) any Shares surrendered or withheld in payment of any grant, purchase or exercise price of an Award and (ii) any Shares subject to an Award to the extent that the Award is settled for cash or other property, shall again be, or shall become, available for issuance under the Plan.
(c)In the event that the Committee determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to compliance with Section 409A of the Code and other applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:

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(i)the number and type of Shares (or other securities) or the amount of cash which thereafter may be made the subject of Awards, including the limits specified in Section 5(a);
(ii)the number and type of Shares (or other securities) subject to outstanding Awards; and
(iii)the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;
provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.
(d)Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.
Section 6.DSUs. The Committee is authorized to grant DSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.
(a)DSUs shall be subject to no restrictions or such restrictions as the Committee may impose (including any limitation on the right to receive any dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Without limiting the generality of the foregoing, if a DSU Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of a dividend equivalent to the Participant prior to the time at which such Award, or applicable portion thereof, becomes nonforfeitable.
(b)Unless otherwise specifically provided in an Award Agreement, no DSU Award shall be settled and no Shares shall be delivered in respect thereof prior to the Participant’s termination of service.
(c)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, in which payment of the amount owing upon settlement of any DSU Award may be made or satisfied.
Section 7.Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:
(a)The exercise price per Share under an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.
(b)The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option.
(c)The Committee shall determine the time or times at which an Option may be exercised in whole or in part.
(d)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or satisfied.
(e)No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options.
Section 8.Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or Business Units or any other factors designated by the Committee. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8 shall be purchased for such consideration and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, as the Committee shall determine, provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right. Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of

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such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, becomes nonforfeitable.
Section 9.Initial Award. Each new Director who is elected or appointed to the Board for the first time following the first Board meeting on or after May 2, 2017 may be granted a one-time Award of DSUs, Options and/or Other Stock-Based Awards covering a number of Shares and bearing such terms as determined by the Committee and approved by the Board from time to time pursuant to the Company’s Director Compensation Practices.
Section 10.Retainer Awards.
(a)Each Director who continues to serve as a Director as of the date of each Annual Meeting may be granted an Annual Award of DSUs, Options and/or Other Stock-Based Awards covering a number of Shares and bearing such terms as determined pursuant to the Director Compensation Practices.
(b)In the event that a Director joins the Board following the grant date of an Annual Award but prior to the grant date of the subsequent Annual Award, such Director may be granted a prorated Annual Award as determined pursuant to the Director Compensation Practices.
Section 11.Effect of Termination of Service on Awards. Except as may otherwise specifically be provided in an Award Agreement, Awards granted hereunder shall be subject to the following provisions in the event a Participant’s service is terminated while such Award is outstanding and prior to the settlement thereof.
(a)If a Participant’s service terminates due to death or Disability, any unvested Awards shall become nonforfeitable on the date of such termination of service.
(b)If a Participant’s service terminates for reasons other than death or Disability, any unvested Awards shall be forfeited on the date of such termination of service.
(c)Subject to any permitted deferral election that may apply under any other plan or arrangement of the Company, (i) any vested Options shall remain exercisable until the earlier of (A) the expiration of such Options or (B) the first anniversary of the date of termination of service and (ii) any vested Awards (other than Options) shall be settled within 75 days of the date of termination of service; provided that if such 75-day period spans more than one calendar year, such award shall be settled in the second of such calendar years.
Section 12.Effect of Change in Control on Awards. In the event of (a) a Change in Control and (b) the Participant’s cessation of service as a Director in connection with the Change in Control or the Participant’s removal from the Board or resignation from service as a Director at the request of the Board following the Change in Control, unless otherwise specifically provided in an Award Agreement, all outstanding unvested Awards shall become fully exercisable, shall vest and shall be settled, as applicable, and any restrictions applicable to any Award shall automatically lapse.
Section 13.General Provisions Applicable to Awards.
(a)Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.
(b)Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
(c)Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments. Any such payment shall comply with Section 409A of the Code and any similar tax rules.
(d)Except as may specifically be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 13(e), and (ii) during a Participant’s lifetime, each Award, and each right under

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any Award, shall be exercisable only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative; provided, however, that the Committee shall not permit, and an Award Agreement shall not provide for, any outstanding Award to be transferred or transferable to a third party for value or consideration without the approval of shareholders. The provisions of this Section 13(d) shall not apply to any Award to the extent exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.
(e)A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.
(f)All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities and other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.
(g)Notwithstanding anything to the contrary, except as provided in Section 5(c) or in connection with a Change in Control, the Committee shall not without the approval of the Company’s shareholders (i) reduce the exercise price per Share of an Option after it is granted or take any other action that would be treated as a repricing of such Award under the rules of the principal U.S. stock market on which the Company’s Shares are traded, or (ii) cancel an Option when the exercise price per Share exceeds the Fair Market Value in exchange for cash or another Award.
Section 14.Amendments and Termination.
(a)Except to the extent prohibited by applicable law or otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time as the Board shall deem advisable; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law, or any other requirement or restriction imposed by applicable law, or the rules or regulations of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(c) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary in the Plan, the Board may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.
(b)The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(c) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; provided further that the Committee’s authority under this Section 14(b) is limited by the provisions of Section 14(a).
Section 15.Miscellaneous.
(a)The grant of an Award shall not be construed as conferring upon any Participant the right to be retained in the service of the Board or the Company. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the Plan or the applicable Award Agreement.
(b)Nothing contained in the Plan shall prevent the Board or the Company from adopting or continuing in effect other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
(c)The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other

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action (including providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Any share withholding from an Award may be at the minimum statutory rate or, if determined by the Committee in its discretion, at such other rate, to the extent withholding at such other rate would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.
(d)If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in whole or in part in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.
(e)The Plan is intended to constitute an “unfunded” plan and neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
(f)No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.
(g)As used in the Plan, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”, and (ii) reference to the “Code” or any other law includes any successor provisions or amendments thereto.
Section 16.Effective Date of the Plan. The Plan originally became effective as of April 9, 2014. The Plan, as amended herein, is effective as of May 2, 2017, subject to approval by the Company’s shareholders.
Section 17.Term of the Plan. No Award shall be granted under the Plan after the earliest to occur of (i) the date of exhaustion of Shares available for issuance under the Plan or (ii) the date of the termination of the Plan in accordance with Section 14(a) or otherwise. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and all other authority of the Committee or the Board in connection with the Plan, shall extend beyond such date.
Section 18.Section 409A of the Code. With respect to Awards subject to Section 409A of the Code, the Plan and the applicable Award Agreements are intended to comply with the requirements of Section 409A of the Code and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict.
Section 19.Governing Law. The Plan, each Award Agreement and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

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APPENDIX D

ALLY FINANCIAL INC.
EXECUTIVE PERFORMANCE PLAN
(effective January 1, 2018)
Ally Financial Inc. (the “Company”) hereby establishes and adopts the following Executive Performance Plan (the “Plan”) to provide incentive compensation awards that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

1.	PURPOSES OF THE PLAN
The purposes of the Plan are to advance the interests of the Company and its shareholders and assist the Company in attracting and retaining executive officers of the Company and its Affiliates who, because of the extent of their responsibilities, can make significant contributions to the Company’s success by their ability, industry, loyalty and exceptional services, by providing incentives and financial rewards to such executive officers.

2.	DEFINITIONS
2.1    “Affiliate” means (a) any entity that owns or controls, is owned or controlled by, or is under common control with, the Company and (b) any entity in which the Company, directly or indirectly, has a significant equity interest; in each case as determined by the Committee.
2.2    “Award” shall mean the amount of the Incentive Award paid to a Participant pursuant to the Plan.
2.3    “Board” shall mean the board of directors of the Company.
2.4    “Cause” shall have the meaning set forth in the Incentive Compensation Plan (without regard to the reference to a Participant’s Award Agreement (as defined in the Incentive Compensation Plan)), unless the Committee provides otherwise at the time it makes its designations under Section 4.1. In addition, failure to promptly repay any Award that is determined to be owed to the Company pursuant to Section 5.12 below shall also constitute Cause.
2.5    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.
2.6    “Committee” shall mean the Compensation, Nominating and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.
2.7    “Disability” shall have the meaning set forth in the Incentive Compensation Plan, unless the Committee provides otherwise at the time it makes its designations under Section 4.1.
2.8    “Incentive Award” shall mean an amount equal to 2.0%, in the case of the Company’s Chief Executive Officer and 1.0%, in the case of each other Participant, of the Company’s Pre-Tax Income for each full calendar year in the Performance Period (proportionately adjusted for any portion of the Performance Period that is less than a full calendar year).
2.9    “Incentive Compensation Plan” shall mean the Ally Financial Inc. Incentive Compensation Plan, as amended and restated from time to time, or any successor plan thereof.
2.10    “Pre-Tax Income” shall mean income from continuing operations before income tax expense on a consolidated basis as defined for purposes of the Company’s audited financial statements for the applicable year, adjusted to eliminate the effect of: (a) changes in law applicable to the Company or any of its Affiliates measured based on the effect of the changes on revenue, income, assets and liabilities demonstrably caused by such changes in law, (b) changes in accounting principles, including any related accounting restatements, and (c) amounts related to (i) exit or disposal of a business, (ii) losses or expenses of any acquisition or divestiture, including charges related to transition, integration and alignment costs and employee equity-based or other employee retention awards granted in connection with an acquisition, (iii) the impairment or disposal of long-lived assets or the impairment of goodwill and other intangible assets, (iv) litigation and regulatory judgments, charges or settlements and any accruals or reserves relating to litigation or regulatory matters, (v) the impact of charges relating to pre-payment or other early retirement of borrowings and (vi) other items that are categorized as unusual in nature or infrequently occurring within the meaning of GAAP (or items similarly categorized under any FASB-approved successor terms); provided, however, an adjustment shall only be made for items (a) through (c) above if the net effect of such items, in the aggregate, would change Pre-Tax Income by at least 5%.

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2.11    “Participant” shall mean the Company’s Chief Executive Officer and each other senior officer of the Company or an Affiliate selected by the Committee pursuant to Section 4.1 to participate in this Plan.
2.12    “Performance Period” shall mean the Company’s fiscal year or such longer or shorter period that the Committee, in its sole discretion, may establish, provided that no Performance Period shall be more than five years in length or shorter than one fiscal quarter (or if shorter, a short fiscal year).
2.13    “Qualifying Termination” shall have the meaning set forth in the Incentive Compensation Plan.
2.14    “Retirement” shall have the meaning set forth in the Incentive Compensation Plan, unless the Committee provides otherwise at the time it makes its designations under Section 4.1.
2.15    “Termination of Service” shall have the meaning set forth in the Incentive Compensation Plan.

3.	ELIGIBILITY AND ADMINISTRATION
3.1    Eligibility. The individuals eligible to be selected to participate in the Plan shall be the Company’s Chief Executive Officer and any other senior officer of the Company or an Affiliate.
3.2    Administration. (a) The Plan shall be administered by the Committee. To the extent necessary to comply with applicable regulatory regimes, any action by the Committee shall require the approval of Committee members who are independent, within the meaning of and to the extent required by applicable rulings and interpretations of the principal stock market or exchange on which the Shares are quoted or traded and each an outside director within the meaning of Section 162(m) of the Code. To the extent permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, including the applicable provisions of Section 162(m) of the Code, the Committee may delegate to one or more members of the Committee the authority to take actions on its behalf pursuant to the Plan. Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants to whom Incentive Awards may from time to time be granted hereunder; (ii) certify the calculation of Pre-Tax Income and the amount of the Incentive Award payable to each Participant in respect of each Performance Period; (iii) determine the times when Incentive Awards shall be paid and the forms of such payment; (iv) in connection with the determination of the amount of each Incentive Award, determine whether and to what extent the Incentive Award shall be reduced based on such factors as the Committee deems appropriate in its discretion; (v) determine whether payment of Awards may be deferred by Participants in a manner consistent with Section 409A of the Code; (vi) determine the other terms and conditions of each Incentive Award, including the length of the Performance Period; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Incentive Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and procedures as it shall deem appropriate for the proper administration of the Plan; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Incentive Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.
(b)    All decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, its shareholders, any Affiliate, any Participant, and any person claiming any benefit or right under an Incentive Award or under the Plan.

4.	INCENTIVE AWARDS
4.1    Performance Period; Participants. Not later than 90 days after the commencement of each fiscal year of the Company, the Committee shall, in writing (i) designate one or more Performance Periods for the Incentive Awards granted in connection with such fiscal year, provided that any Performance Period of less than one year shall be designated no later than the date on which 25% of such Performance Period has lapsed, (ii) designate the Participants for such Incentive Awards and Performance Period(s), and (iii) specify any adjustments to the definitions of Cause, Disability and Retirement for those Incentive Awards and Performance Period(s). Notwithstanding the foregoing but subject to applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, if a person becomes eligible to participate in the Plan after the Committee has made its initial designation of Participants, such individual may become a Participant if so designated in writing by the Committee.
4.2    Certification. Promptly after the date on which the necessary financial or other information for each Performance Period becomes available, the Committee shall certify, in writing, the amount of the Incentive Award for each

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Participant for such Performance Period and, by operation of the Plan, such certification shall necessarily include a certification that the performance goals and other material terms relating to the Incentive Award were in fact satisfied.
4.3    Payment of Incentive Awards. The amount of the Incentive Award actually paid to a Participant shall be determined by the Committee in its sole discretion based on such factors as it deems appropriate, including the Participant’s achievement of one or more of the performance measures enumerated in the Incentive Compensation Plan and the provisions of Section 4.4 of the Plan, provided that the actual Award shall not exceed the Incentive Award with respect to such Participant. The Award determined by the Committee for a Participant shall be paid in cash or equity or equity-based awards under a shareholder-approved equity plan of the Company (including the Incentive Compensation Plan), or in a combination of cash and equity or equity-based awards. If the Committee determines that all or a portion of the Participant’s Award for a Performance Period is to be paid in the form of equity or equity-based awards, then for purposes of determining the number of shares subject to such Award, the Committee shall value (i) restricted stock, restricted stock units or other full-value share awards at the fair value of the award on the date of grant and (ii) options and stock appreciation rights at their fair value on the date of grant, as expensed by the Company under applicable accounting rules for purposes of the Company’s financial statements. Notwithstanding the foregoing, the Fair Market Value (as defined in the Incentive Compensation Plan) of any equity or equity-based awards comprising an Award (and in the case of Performance Awards (as defined in the Incentive Compensation Plan), the maximum award assuming attainment of the applicable performance measures), plus any cash paid to any Participant as an Award for the applicable Performance Period pursuant to the Plan shall not exceed such Participant’s Incentive Award for such Performance Period. Payment to each Participant shall be made no later than the fifteenth day of the third month following the end of the fiscal year of the Company in which the applicable Performance Period ends, unless payment is deferred in a manner satisfying the requirements of Section 409A of the Code or is subject to an added short-term deferral period in compliance with the rules under Section 409A of the Code.
4.4    Changes in Employment. If a person becomes a Participant during a Performance Period after the Committee has made its initial designation of Participants for such Performance Period as specified in Section 4.1, or if, during a Performance Period, a Participant incurs a Termination of Service by reason of death, Disability or Retirement, or if the Participant incurs a Termination of Service by the Company without Cause or otherwise in a Qualifying Termination, the Incentive Award payable to such a Participant may, in the discretion of the Committee, be proportionately reduced based on the period of actual employment during the applicable Performance Period. For the avoidance of doubt, if a Participant’s Termination of Service is not described in the foregoing sentence, all unpaid Incentive Awards shall be forfeited upon his or her Termination of Service.

5.	MISCELLANEOUS
5.1Amendment and Termination of the Plan. Except to the extent prohibited by applicable law, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time as the Board shall deem advisable; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval, if such approval is required by applicable law, or any other requirement or restriction imposed by applicable law, including Section 162(m) of the Code, or the rules or regulations of the stock market or exchange, if any or (ii) the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” recovery or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 5.12. Notwithstanding anything to the contrary in the Plan, the Board may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax efficient manner and in compliance with local rules and regulations.
5.2Section 162(m) of the Code. The provisions of this Plan shall be administered and interpreted in accordance with Section 162(m) of the Code to ensure the deductibility by the Company of the payment of Incentive Awards.
5.3Restrictions on Transfer. No Incentive Award under the Plan shall be assignable or transferable by the Participant thereof, except by will or by the laws of descent and distribution, unless the Committee shall elect to permit such an assignment or transfer in its sole discretion.
5.4Tax Withholding. The Company or an Affiliate shall be authorized to make all payments or distributions pursuant to the Plan to a Participant, net of any applicable federal, state and local taxes due in respect of an Award. The Company or an Affiliate shall be authorized to withhold from wages, Awards or other amounts otherwise payable to such Participant such withholding taxes required by law, or to otherwise require the Participant to pay such withholding taxes. If the

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Participant shall fail to make such tax payments as are required, the Company or an Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or to take such other action as may be necessary in the opinion of the Company to satisfy such withholding obligations.
5.5Right of Discharge Reserved; Claims to Incentive Awards. Nothing in this Plan shall provide any Participant a right to receive any Incentive Award or payment under the Plan with respect to a Performance Period. Nothing in the Plan nor the grant of an Incentive Award shall be construed as conferring upon any Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate. Further, the Company or the applicable Affiliate may at any time dismiss a Participant (or demote a Participant or exclude a Participant from future Incentive Awards under the Plan), free from liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or by the Committee.
5.6Nature of Payments. All Incentive Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or an Affiliate, division or business unit of the Company. Any income or gain realized pursuant to Incentive Awards under the Plan constitute a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or an Affiliate except as may be determined by the Committee or by the Board or board of directors of the applicable Affiliate.
5.7Other Plans. Nothing contained in the Plan shall prevent the Board or the Company from adopting or continuing in effect other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.
5.8Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal or unenforceable in whole or in part in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.
5.9Construction. As used in the Plan, (a) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation” and (b) reference to the “Code” or any other law includes any successor provisions or amendments thereto.
5.10Unfunded Status of the Plan. The Plan is intended to constitute an “unfunded” plan for incentive compensation and neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.
5.11Regulatory Compliance. Awards hereunder may be subject to the requirements of any federal, State or other statute, regulation or other law that may govern executive compensation and apply to the Company. Notwithstanding any provision of Section 5.1 to the contrary, the Company shall have the right to change this Plan or any Award, or interpret their respective provisions, so as to comply with such requirements.
5.12Clawback. Notwithstanding any provision of this Plan to the contrary, any Award, whether paid in cash or share-based awards, is subject to being forfeited or called for repayment to the Company in accordance with the Company’s policy on the reduction and recoupment of incentive compensation, as in effect from time to time, and as required by any federal law or regulation that may govern executive compensation and apply to the Company and its Affiliates.
5.13Governing Law. The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.
5.14Effective Date of Plan. The Plan shall be effective as of January 1, 2018, subject to approval by the shareholders of the Company, and shall remain in effect until the termination of the Plan in accordance with Section 5.1.
5.15Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

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